[FRONT COVER]

                                 ANNUAL REPORT


                                 P H O E N I X



                          THE PHOENIX EDGE SERIES FUND

                               December 31, 1997




                               [LOGOTYPE]PHOENIX

                      THIS PAGE LEFT INTENTIONALLY BLANK.

                               Table of Contents


                                                       Page
                                                      -----
Phoenix Money Market Series .......................     2
Phoenix Growth Series .............................     7
Phoenix Multi-Sector Fixed Income Series ..........    12
Phoenix Strategic Allocation Series ...............    18
Phoenix International Series ......................    25
Phoenix Balanced Series ...........................    32
Phoenix Real Estate Securities Series .............    39
Phoenix Strategic Theme Series ....................    43
Phoenix Aberdeen New Asia Series ..................    48
Phoenix Research Enhanced Index Series ............    53
Notes to Financial Statements .....................    61

--------------------------------------------------------------------------------
          Not FDIC Insured       No Bank Guarantee       May Lose Value
--------------------------------------------------------------------------------

                               MONEY MARKET SERIES

INVESTOR PROFILE

     Phoenix Money Market Series is designed for conservative investors who want competitive money market yields with minimal risk to principal.


INVESTMENT REVIEW

     Phoenix Money Market Series continued to perform well during this 12-month reporting period. As of December 31, 1997, the seven-day current yield was 5.14% compared with the 5.05% IBC Money Fund Average as reported in IBC's Money Fund Report. Current yield is a seven-day annualized yield computed by dividing the average net income earned per share during the seven days preceding the date of calculation by the average daily net asset value per share for the same period multiplied by 365.

     Money markets were quite volatile over the last year. Fourth-quarter GDP rose 4.3%, showing strength in the employment and wages components. Continued strength into the first quarter of 1997 and growing concerns over inflation prompted the Federal Reserve to preemptively raise rates from 5.25% to 5.50%.

     In the months that followed the tightening, economic data continued to show pockets of strength. Concerns over the strength of the economy and fears of rekindled inflation increased cash flows in the short end of the market. However, moderate growth with well-behaved inflation kept the Federal Reserve on hold indefinitely.

     The summer months were marked by continued mixed economic data. Warnings from the Federal Reserve referencing an over enthusiastic stock market and signs of rising inflation rumbled through the markets. Short-term interest rates were very volatile at this time, and by early fall there was a definitive feeling in the markets of another rate increase. Subsequently, unexpected turmoil in the Asian markets caused unstable markets globally, most likely keeping the Fed on hold indefinitely.

     Uncertainty as to how the Asian turmoil would impact the domestic markets prevailed through year-end. Normal year-end pressures offered attractive buying opportunities to extend the Fund's average maturity to 52 days.

     Throughout most of the year, average maturity was held relatively neutral. Our strategy has been to manage the Fund's average maturity as opposed to predicting rates. The volatility in the world markets has proven this strategy to be effective. We continued to emphasize high-quality commercial paper and variable-rate securities to enhance yield. The Fund's average credit quality remains A1/P1.


OUTLOOK

     For the near future, we anticipate slower U.S. economic growth due to the recent shakeup in the world markets. Growth is expected to decelerate with inflation remaining subdued. However, if inflation fears are rekindled, the Fed is likely to be diligent in reacting by raising rates.

     We will continue to emphasize credit quality, focusing on higher yielding issues, such as commercial paper and variable-rate securities. Given the uncertainty in the market, we will be monitoring any movement in interest rates or shifts in yield spreads to identify attractive trading opportunities.


MONTHLY YIELD COMPARISON
[TABULAR REPRESENTATION OF LINE CHART]

              IBC Money Fund Report*       Money Market Series

 1/31/97            4.77%                         4.96%
 2/28/97            4.75%                         4.89%
 3/31/97            4.75%                         4.93%
 4/30/97            4.85%                         4.91%
 5/31/97            4.91%                         5.26%
 6/30/97            4.95%                         5.13%
 7/31/97            4.94%                         5.13%
 8/31/97            4.94%                         4.82%
 9/30/97            4.93%                         5.12%
10/31/97            4.92%                         5.04%
11/30/97            4.97%                         5.10%
12/31/97            5.05%                         5.18%



The above graph covers the period from January 1, 1997 to December 31, 1997. The results are not indicative of the rate of return which may be realized from an investment made in the Money Market Series today. The Money Market Series is neither insured nor guaranteed by the U.S. Government, and there can be no assurance the Series will be able to maintain a stable net asset value at $10.00 per share.



*Average monthly yield of First Tier Money Market Funds as reported by IBC's Money Fund Report.

                               MONEY MARKET SERIES

                             SCHEDULE OF INVESTMENTS
                                December 31, 1997

   FACE
   VALUE                                        INTEREST     MATURITY
   (000)                DESCRIPTION               RATE         DATE         VALUE
----------   -------------------------------   ----------   ---------   -------------
FEDERAL AGENCY SECURITIES--9.2%

$ 2,000      FHLB ........................     5.79%         1/21/98     $ 2,000,000
  3,000      FHLB ........................     5.78          1/28/98       3,000,000
  2,000      FHLB ........................     5.95          2/12/98       2,000,000
    173      FNMA ........................     5.75          2/20/98         171,618
  2,000      FHLB ........................     6.00          3/30/98       2,000,000
  2,500      SLMA ........................     6.00          6/30/98       2,500,000
                                                                         -----------
TOTAL FEDERAL AGENCY SECURITIES  .....................................    11,671,618
                                                                         -----------
                                                             RESET
                                                              DATE
                                                            -------
FEDERAL AGENCY SECURITIES--VARIABLE (b)--15.2%
  3,500      FFCB (final maturity 4/1/99)      5.53           1/1/98       3,500,000
    521      SBA (final maturity 1/25/21)      6.00           1/1/98         520,095
    519      SBA (final maturity 5/25/21)      6.00           1/1/98         518,760
  2,000      SBA (final maturity 10/25/22)     6.00           1/1/98       1,997,517
  2,000      FNMA (final maturity 11/9/98)     5.93           1/6/98       1,999,504
  1,500      SLMA (final maturity 11/10/98)    5.62           1/6/98       1,499,322
  1,000      SLMA (final maturity 2/22/99)     5.63           1/6/98       1,000,000
  2,000      FHLMC (final maturity 6/22/98)    5.75          1/20/98       1,999,535
  4,500      FFCB (final maturity 7/24/00)     5.79          1/26/98       4,501,299
  1,650      FNMA (final maturity 12/14/98)    5.51          3/14/98       1,649,141
                                                                         -----------
TOTAL FEDERAL AGENCY SECURITIES--VARIABLE  ...........................    19,185,173
                                                                         -----------


                                                               STANDARD
                                                               & POOR'S
                                                                RATING                   MATURITY
                             DESCRIPTION                      (Unaudited)                  DATE
           ----------------------------------------------   -------------               ---------
COMMERCIAL PAPER--67.7%
 2,880     Koch Industries, Inc. ........................   A-1+            6.70          1/2/98      2,879,464
 2,000     AlliedSignal, Inc. ...........................   A-1             6.00          1/5/98      1,998,667
 1,500     Donnelley (R.R.) & Sons Co. ..................   A-1             6.45          1/5/98      1,498,925
 1,500     CXC, Inc. ....................................   A-1+            5.97          1/9/98      1,498,010
 2,630     Potomac Electric Power Co. ...................   A-1             6.10          1/9/98      2,626,435
   440     Receivables Capital Corp. ....................   A-1+            5.90          1/9/98        439,423
   890     Receivables Capital Corp. ....................   A-1+            6.01          1/9/98        888,811
   256     Enterprise Funding Corp. .....................   A-1+            5.70         1/12/98        255,554
 2,500     Greenwich Funding Corp. ......................   A-1+            5.75         1/13/98      2,495,208
   500     Preferred Receivables Funding Corp. ..........   A-1             5.65         1/13/98        499,058
   630     Preferred Receivables Funding Corp. ..........   A-1             5.97         1/14/98        628,642
 2,200     Deutsche Bank Financial, Inc. ................   A-1+            5.64         1/15/98      2,200,000
   545     Koch Industries, Inc. ........................   A-1+            5.90         1/15/98        543,750
 1,290     Receivables Capital Corp. ....................   A-1+            5.90         1/16/98      1,286,829
   710     International Lease Finance Corp. ............   A-1             5.55         1/20/98        707,920
   550     Corporate Asset Funding Co., Inc .............   A-1+            6.00         1/21/98        548,167
 2,300     Enterprise Funding Corp. .....................   A-1+            5.73         1/23/98      2,291,946
 1,100     Pitney Bowes Credit Corp. ....................   A-1+            5.53         1/23/98      1,096,283
 2,000     CXC, Inc. ....................................   A-1+            5.70         1/26/98      1,992,083
 2,085     Receivables Capital Corp. ....................   A-1+            5.83         1/26/98      2,076,559
 2,400     CXC, Inc. ....................................   A-1+            5.57         1/27/98      2,390,345
 2,500     Goldman Sachs & Co. ..........................   A-1+            5.85         1/30/98      2,488,219
 1,500     Merrill Lynch & Co., Inc. ....................   A-1+            5.58         1/30/98      1,493,258
 1,410     Donnelley (R.R.) & Sons Co. ..................   A-1             5.70          2/3/98      1,402,633
 1,655     Corporate Asset Funding Co., Inc. ............   A-1+            5.90          2/4/98      1,645,778
 2,500     Corporate Asset Funding Co., Inc. ............   A-1+            5.61          2/5/98      2,486,365
 2,000     Private Export Funding Corp. .................   A-1+            5.73          2/6/98      1,988,540
 1,195     Greenwich Funding Corp. ......................   A-1+            5.82         2/12/98      1,186,886
 2,000     Preferred Receivables Funding Corp. ..........   A-1             5.70         2/12/98      1,986,700
 1,000     Preferred Receivables Funding Corp. ..........   A-1             5.83         2/12/98        993,198
 2,000     Corporate Receivables Corp. ..................   A-1             5.70         2/13/98      1,986,383
 2,500     Corporate Receivables Corp. ..................   A-1             5.55         2/18/98      2,481,500
 2,500     General Re Corp. .............................   A-1+            5.77         2/20/98      2,479,965
 1,426     Receivables Capital Corp. ....................   A-1+            5.80         2/20/98      1,414,513
 2,000     Preferred Receivables Funding Corp. ..........   A-1             5.56         2/23/98      1,983,629
 2,265     Greenwich Funding Corp. ......................   A-1+            5.72         2/25/98      2,245,206
 2,000     Enterprise Funding Corp. .....................   A-1+            5.69         2/27/98      1,981,982
   400     AT&T Corp. ...................................   A-1+            5.73          3/4/98        396,053
   850     Du Pont (E.I.) de Nemours & Co. ..............   A-1+            5.57          3/6/98        841,583
 1,600     Corporate Receivables Corp. ..................   A-1             5.75         3/10/98      1,582,622

                        See Notes to Financial Statements

                              MONEY MARKET SERIES


                                                                     STANDARD
   FACE                                                              & POOR'S
   VALUE                                                              RATING       INTEREST     MATURITY
   (000)                         DESCRIPTION                       (Unaudited)       RATE         DATE             VALUE
----------   --------------------------------------------------   -------------   ----------   ---------   --------------------
COMMERCIAL PAPER--continued
$ 1,700      Beta Finance, Inc. ...............................   A-1+            5.58%         3/12/98      $    1,681,555
  1,335      General Re Corp. .................................   A-1+            5.73          3/13/98           1,319,913
  1,050      Merrill Lynch & Co., Inc. ........................   A-1+            5.73          3/13/98           1,038,134
  2,250      Asset Securitization Cooperative Corp. ...........   A-1+            5.75          3/16/98           2,223,406
  1,380      Asset Securitization Cooperative Corp. ...........   A-1+            5.75          3/17/98           1,363,469
  2,500      General Re Corp. .................................   A-1+            5.75          3/20/98           2,468,854
  2,500      Merrill Lynch & Co., Inc. ........................   A-1+            5.57          3/25/98           2,467,895
  2,500      General Electric Capital Corp. ...................   A-1+            5.54          3/30/98           2,466,145
  1,750      Enterprise Funding Corp. .........................   A-1+            5.75          3/31/98           1,725,123
  2,390      General Electric Capital Corp. ...................   A-1+            5.65          4/23/98           2,347,989
  2,765      Beta Finance, Inc. ...............................   A-1+            5.60          4/29/98           2,714,247
                                                                                                             --------------
TOTAL COMMERCIAL PAPER  ..................................................................................       85,723,822
                                                                                                             --------------
MEDIUM-TERM NOTES--4.7%
  1,500      Associates Corporation of North America ..........   AA-             5.51          7/20/98           1,497,105
  1,500      Associates Corporation of North America ..........   AA-             6.38          8/15/98           1,504,039
  2,000      Associates Corporation of North America ..........   AA-             6.50           9/9/98           2,008,400
  1,000      Pitney Bowes Credit Corp. ........................   AA              6.31          9/23/98           1,003,614
                                                                                                             --------------
TOTAL MEDIUM-TERM NOTES  .................................................................................        6,013,158
                                                                                                             --------------
TOTAL INVESTMENTS--96.8%
 (Identified cost $122,593,771)  .........................................................................      122,593,771(a)
 Cash and receivables, less liabilities--3.2%  ...........................................................        4,012,923
                                                                                                             --------------
NET ASSETS--100.0%  ......................................................................................   $  126,606,694
                                                                                                             ==============

(a) Federal Income Tax Information: At December 31, 1997, the aggregate cost of securities was the same for book and tax purposes.
(b) Variable rate demand notes. The interest rates shown reflect the rates currently in effect.


                        See Notes to Financial Statements

                               MONEY MARKET SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997


Assets
Investment securities at value (Identified cost $122,593,771) ........................   $ 122,593,771
Cash .................................................................................          61,267
Receivables
 Fund shares sold ....................................................................       3,444,264
 Interest ............................................................................         601,187
                                                                                         -------------
  Total assets .......................................................................     126,700,489
                                                                                         -------------
Liabilities
Payables
 Investment advisory fee .............................................................          42,079
 Financial agent fee .................................................................           6,312
 Trustees' fee .......................................................................           4,656
 Accrued expenses ....................................................................          40,748
                                                                                         -------------
  Total liabilities ..................................................................          93,795
                                                                                         -------------
Net Assets ...........................................................................   $ 126,606,694
                                                                                         =============
Net Assets Consist of:
 Capital paid in on shares of beneficial interest ....................................   $ 126,606,691
 Undistributed net investment income .................................................               3
                                                                                         -------------
Net Assets ...........................................................................   $ 126,606,694
                                                                                         =============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization .....      12,660,669
                                                                                         =============
Net asset value and offering price per share .........................................   $       10.00
                                                                                         =============

STATEMENT OF OPERATIONS
For the year ended December 31, 1997


Investment Income
 Interest ...................................................     $6,936,028
                                                                  ----------
  Total investment income ....................................     6,936,028
                                                                  ----------
Expenses
 Investment advisory fee .....................................       494,051
 Financial agent fee .........................................        74,108
 Printing ....................................................        29,280
 Custodian ...................................................        26,300
 Professional ................................................        23,353
 Trustees ....................................................        20,780
 Miscellaneous ...............................................         6,627
                                                                  ----------
  Total expenses .............................................       674,499
                                                                  ----------
Net investment income ........................................     6,261,529
                                                                  ----------
Net increase in net assets resulting from operations .........    $6,261,529
                                                                  ==========


                        See Notes to Financial Statements

                               MONEY MARKET SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                           Year Ended         Year Ended
                                                                                       December 31, 1997   December 31, 1996
                                                                                      ------------------- ------------------
From Operations
 Net investment income ..............................................................   $    6,261,529      $    5,274,565
                                                                                        --------------      --------------
 Net increase in net assets resulting from operations ...............................        6,261,529           5,274,565
                                                                                        --------------      --------------
From Distributions to Shareholders
 Net investment income ..............................................................       (6,261,529)         (5,303,654)
                                                                                        --------------      --------------
 Decrease in net assets from distributions to shareholders ..........................       (6,261,529)         (5,303,654)
                                                                                        --------------      --------------
From Share Transactions
 Proceeds from sales of shares (35,987,251 and 31,500,976 shares, respectively) .....      359,872,496         315,009,761
 Net asset value of shares issued from reinvestment of distributions
  (626,153 and 530,365 shares, respectively) ........................................        6,261,528           5,303,654
 Cost of shares repurchased (37,088,873 and 29,186,637 shares, respectively) ........     (370,888,736)       (291,866,357)
                                                                                        --------------      --------------
 Increase (decrease) in net assets from share transactions ..........................       (4,754,712)         28,447,058
                                                                                        --------------      --------------
 Net increase (decrease) in net assets ..............................................       (4,754,712)         28,417,969
Net Assets
 Beginning of period ................................................................      131,361,406         102,943,437
                                                                                        --------------      --------------
 End of period (including undistributed net investment income of $3 and
  $3, respectively) .................................................................   $  126,606,694      $  131,361,406
                                                                                        ==============      ==============


FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                                           Year ended December 31,
                                                     1997         1996           1995             1994             1993
                                                 ------------ ------------ ---------------- ---------------- ----------------
Net asset value, beginning of period ...........   $ 10.00      $ 10.00       $  10.00         $  10.00         $  10.00
Income from investment operations
 Net investment income .........................      0.50         0.50           0.56             0.38(1)          0.28(1)
                                                   -------      -------       --------         -----------      -----------
  Total from investment operations .............      0.50         0.50           0.56             0.38             0.28
                                                   -------      -------       --------         -----------      -----------
Less distributions
  Dividends from net investment income .........     (0.50)       (0.50)         (0.56)           (0.38)           (0.28)
                                                   --------     --------      --------         -----------      -----------
   Total distributions .........................     (0.50)       (0.50)         (0.56)           (0.38)           (0.28)
                                                   --------     --------      --------         -----------      -----------
Net asset value, end of period .................   $ 10.00      $ 10.00       $  10.00         $  10.00         $  10.00
                                                   ========     ========      ========         ===========      ===========
Total return ...................................      4.99%        4.98%          5.55%            3.77%            2.80%
Ratios/supplemental data:
Net assets, end of period (thousands) ..........  $126,607     $131,361       $102,943         $ 94,586         $ 72,946
Ratio to average net assets of:
 Operating expenses ............................      0.55%        0.55%          0.53%(2)         0.55%            0.55%
 Net investment income .........................      5.07%        4.89%          5.57%            3.85%            2.84%

(1) Includes reimbursement of operating expenses by investment adviser of $0.003 and $0.01 per share, respectively.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.


                        See Notes to Financial Statements

                                  GROWTH SERIES

INVESTOR PROFILE

     Phoenix Growth Series is designed for investors seeking long-term capital appreciation.

INVESTMENT REVIEW

     For the 12-month period ended December 31, 1997, Phoenix Growth Series earned 21.07% compared with 33.38% for the S&P 500 Index. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

     Despite increased volatility in the fourth quarter, 1997 was another good year for U.S. investors. In fact, the Dow Jones Industrial Average ended the year at more than 10 times its 1982 low. Overseas, however, the picture was not as bright: high jobless rates continued in Europe, turmoil continues in the Middle East and Latin America is recovering slowly. The surprise was the collapse of many markets in the Asia-Pacific region. While it will be some time before we see the real impact of the Asian problems on the earnings of domestic and global companies, the U.S. market reacted to the uncertainty with a violent rotation to defensive issues. The strongest sectors in the fourth quarter were communication services, utilities and consumer staples--slow but steady growers.

     During this latest reporting cycle, the Fund benefited from an overweighted position in the health-care sector and strong stock selection in the basic materials group. Negative contributors to performance included the relative underperformance of some of our consumer cyclical and technology holdings as well as our limited exposure to the communication services area.

OUTLOOK

     While our long-term outlook remains constructive, there are more reasons than ever to maintain a cautious investment posture. On the positive side, the economy continues to grow at a healthy, sustainable pace; inflation remains benign; and the overall outlook for corporate earnings is still upbeat. On the other hand, analysts' estimates for 1998 earnings are probably too high, and we believe that the frequency of earnings disappointments will increase.

     Our stock selection continues to focus on firms that possess above-average earnings growth potential, superior management and global opportunities outside Asia. We expect interest rates to continue to trend down and would not be surprised if the Fed actually cut rates during the year, which would partially offset the negative impact of slightly slower earnings growth on equity prices.

     While the Asian "meltdown" introduces a new element of uncertainty in the outlook for the financial markets, we do not believe the real impact will be great. Health-care, financial services and technology continue to be the sectors in which we have the greatest confidence for exceptional long-term growth.


[TABULAR REPRESENTATION OF LINE CHART]

               S&P 500 Stock Index*     Growth Series

12/31/87            $10,000               $10,000
12/31/88             11,650                10,384
12/31/89             15,312                14,128
12/31/90             14,823                14,705
12/31/91             19,351                21,133
12/31/92             20,839                23,308
12/31/93             22,923                27,898
12/31/94             23,266                28,310
12/31/95             31,937                37,043
12/31/96             39,362                41,703
12/31/97             52,500                50,491



   Average Annual Total Returns for Periods Ending 12/31/97

                                          1 Year       5 Years      10 Years
-------------------------------------------------------------------------------
  Growth Series                          21.07%        16.72%        17.57%
-------------------------------------------------------------------------------
  S&P 500 Stock Index*                   33.38%        20.30%        18.04%
-------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/31/87. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

*The S&P 500 Stock Index is an unmanaged but commonly used measure of stock total return performance.

                                  GROWTH SERIES

                             SCHEDULE OF INVESTMENTS
                                December 31, 1997


                                                        SHARES              VALUE
                                                    ---------------   ----------------
COMMON STOCKS--90.3%
Banks (Major Regional)--6.6%
  AmSouth Bancorporation ........................       134,200       $   7,288,737
  Banc One Corp. ................................       430,100          23,359,806
  BankBoston Corp. ..............................       259,700          24,395,569
  Compass Bankshares, Inc. ......................       103,900           4,545,625
  Mellon Bank Corp. .............................       258,200          15,653,375
  NationsBank Corp. .............................       246,300          14,978,119
  Southtrust Corp. ..............................       132,400           8,399,125
                                                                      -------------
                                                                         98,620,356
                                                                      -------------
Banks (Money Center)--2.8%
  BankAmerica Corp. .............................       386,900          28,243,700
  Citicorp ......................................       113,100          14,300,081
                                                                      -------------
                                                                         42,543,781
                                                                      -------------
Biotechnology--0.6%
  Centocor, Inc. (b) ............................       255,700           8,502,025
                                                                      -------------
Broadcasting (Television, Radio, & Cable)--0.7%
  Chancellor Media Corp. (b) ....................       141,200          10,537,050
                                                                      -------------
Chemicals (Specialty)--0.7%
  Solutia, Inc. (b) .............................       377,740          10,080,936
                                                                      -------------
Communications Equipment--2.7%
  Ciena Corp. (b) ...............................       386,600          23,630,925
  Lucent Technologies, Inc. .....................       215,300          17,197,088
                                                                      -------------
                                                                         40,828,013
                                                                      -------------
Computers (Hardware)--5.0%
  International Business Machines Corp. .........       724,500          75,755,531
                                                                      -------------
Computers (Networking)--0.7%
  Cisco Systems, Inc. (b) .......................       195,750          10,913,062
                                                                      -------------
Computers (Peripherals)--0.5%
  EMC Corp. (b) .................................       280,100           7,685,244
                                                                      -------------
Computers (Software & Services)--6.1%
  Adaptec, Inc. (b) .............................       622,300          23,102,888
  BMC Software, Inc. (b) ........................       514,200          33,744,375
  Compuware Corp. (b) ...........................       744,900          23,836,800
  Edwards (J.D.) & Co. (b) ......................       268,400           7,917,800
  Sterling Commerce, Inc. (b) ...................             1                  38
  Yahoo!, Inc. (b) ..............................        56,500           3,912,625
                                                                      -------------
                                                                         92,514,526
                                                                      -------------
Distributors (Food & Health)--1.5%
  Cardinal Health, Inc. .........................       301,500          22,650,187
                                                                      -------------
Electrical Equipment--2.1%
  General Electric Co. ..........................       434,500          31,881,437
                                                                      -------------
Electronics (Instrumentation)--0.4%
  Linear Technology Corp. .......................       111,500           6,425,188
                                                                      -------------
Electronics (Semiconductors)--2.4%
  National Semiconductor Corp. (b) ..............       845,900          21,940,531
  Texas Instruments, Inc. .......................       304,800          13,716,000
                                                                      -------------
                                                                         35,656,531
                                                                      -------------
Entertainment--1.6%
  Tele-Comm Liberty Media Group (b) .............       662,000          23,997,500
                                                                      -------------
Financial (Diversified)--1.0%
  American Express Co. ..........................       166,300          14,842,275
                                                                      -------------
Health Care (Diversified)--3.3%
  Bristol-Myers Squibb Co. ......................       249,100          23,571,088
  Warner-Lambert Co. ............................       216,500          26,846,000
                                                                      -------------
                                                                         50,417,088
                                                                      -------------
Health Care (Drugs-Major Pharmaceuticals)--5.3%
  Lilly (Eli) & Co. .............................       174,700          12,163,488
  Pfizer, Inc. ..................................       719,700          53,662,631
  Watson Pharmaceuticals, Inc. (b) ..............       449,600          14,583,900
                                                                      -------------
                                                                         80,410,019
                                                                      -------------


                                                        SHARES             VALUE
                                                    ---------------   ----------------
Health Care (Hospital Management)--1.6%
  HBO & Co. .....................................       509,100       $  24,436,800
                                                                      -------------
Health Care (Long Term Care)--1.0%
  HEALTHSOUTH Corp. (b) .........................       568,300          15,770,325
                                                                      -------------
Health Care (Medical Products & Supplies)--2.7%
  Guidant Corp. .................................       382,100          23,785,725
  Medtronic, Inc. ...............................       335,200          17,535,150
                                                                      -------------
                                                                         41,320,875
                                                                      -------------
Household Furn. & Appliances--1.0%
  Sunbeam Corp., Inc. ...........................       371,200          15,636,800
                                                                      -------------
Household Products (Non-Durables)--1.1%
  Colgate-Palmolive Co. .........................       230,800          16,963,800
                                                                      -------------
Insurance (Life/Health)--0.6%
  UNUM Corp. ....................................       153,800           8,362,875
                                                                      -------------
Insurance (Multi-Line)--2.0%
  Reliastar Financial Corp. .....................        49,100           2,022,306
  Travelers Group, Inc. .........................       514,800          27,734,850
                                                                      -------------
                                                                         29,757,156
                                                                      -------------
Insurance (Property-Casualty)--1.5%
  Allstate Corp. ................................       245,300          22,291,637
                                                                      -------------
Investment Banking/Brokerage--0.5%
  Merrill Lynch & Co., Inc. .....................       101,900           7,432,331
                                                                      -------------
Machinery (Diversified)--1.1%
  Deere & Co. ...................................       278,700          16,251,694
                                                                      -------------
Manufacturing (Diversified)--2.8%
  Tyco International Ltd. .......................       932,400          42,016,275
                                                                      -------------
Oil (Domestic Integrated)--1.8%
  Tosco Corp. ...................................       711,600          26,907,375
                                                                      -------------
Oil & Gas (Drilling & Equipment)--8.0%
  BJ Services Co. (b) ...........................       205,700          14,797,544
  Cooper Cameron Corp. (b) ......................        97,400           5,941,400
  Diamond Offshore Drilling, Inc. ...............       298,800          14,379,750
  Halliburton Co. ...............................       502,000          26,072,625
  Nabors Industries, Inc. (b) ...................        86,400           2,716,200
  Noble Drilling Corp. (b) ......................       207,700           6,360,812
  Rowan Companies, Inc. (b) .....................       187,400           5,715,700
  Schlumberger Ltd. .............................       367,200          29,559,600
  Transocean Offshore, Inc. .....................       315,200          15,188,700
                                                                      -------------
                                                                        120,732,331
                                                                      -------------
Oil & Gas (Refining & Marketing)--0.6%
  Santa Fe International Corp. ..................       203,800           8,292,113
                                                                      -------------
Personal Care--2.2%
  Gillette Co. ..................................       329,700          33,114,244
                                                                      -------------
Retail (Building Supplies)--1.7%
  Home Depot, Inc. ..............................       434,350          25,572,356
                                                                      -------------
Retail (Drug Stores)--3.5%
  CVS Corp. .....................................       404,200          25,894,063
  Rite Aid Corp. ................................       458,400          26,902,350
                                                                      -------------
                                                                         52,796,413
                                                                      -------------
Retail (Food Chains)--2.2%
  Safeway, Inc. (b) .............................       512,400          32,409,300
                                                                      -------------
Retail (General Merchandise)--1.8%
  Borders Group, Inc. (b) .......................       341,900          10,705,744
  Staples, Inc. (b) .............................       566,300          15,714,825
                                                                      -------------
                                                                         26,420,569
                                                                      -------------
Telecommunications (Cellular/Wireless)--2.6%
  AirTouch Communications, Inc. (b) .............       947,300          39,372,156
                                                                      -------------
Telecommunications (Long Distance)--3.3%
  AT&T Corp. ....................................       799,200          48,951,000
                                                                      -------------
Tobacco--2.7%
  Philip Morris Companies, Inc. .................       898,300          40,704,219
                                                                      -------------
TOTAL COMMON STOCKS
 (Identified cost $1,236,119,905) ..................................  1,359,773,393
                                                                      -------------

                        See Notes to Financial Statements

                                  GROWTH SERIES


                                                 SHARES           VALUE
                                                 ---------- ----------------
FOREIGN COMMON STOCKS--6.2%
Computers (Software & Services)--0.2%
  Baan Company NV (Netherlands) (b) ..........    103,000    $    3,399,000
                                                             --------------
Health Care (Drugs-Major Pharmaceuticals)--1.5%
  SmithKline Beecham PLC Sponsored ADR
    (United Kingdom) .........................    447,300        23,007,994
                                                             --------------
Health Care (Medical Products & Supplies)--0.5%
  Elan PLC Sponsored ADR (Ireland) (b) .......    151,400         7,749,787
                                                             --------------
Household Furn. & Appliances--2.6%
  Philips Electronics NV ADR NY Registered
    Shares (Netherlands) .....................    638,600        38,635,300
                                                             --------------
Oil (International Integrated)--1.4%
  Elf Aquitane SA Sponsored ADR (France) .....    358,300        21,005,338
                                                             --------------
TOTAL FOREIGN COMMON STOCKS
 (Identified cost $92,672,524).........................          93,797,419
                                                             --------------
TOTAL LONG-TERM INVESTMENTS--96.5%
 (Identified cost $1,328,792,429)......................       1,453,570,812
                                                             --------------


                                              STANDARD
                                              & POOR'S      PAR
                                               RATING      VALUE
                                            (Unaudited)    (000)
                                           ------------- ---------
SHORT-TERM OBLIGATIONS--3.0%
Commercial Paper--2.7%
  Sara Lee Corp. 6.05%, 1/7/98 ........... A-1+           $3,275    3,271,698
  Greenwich Funding Corp. 5.91%,
    1/9/98 ............................... A-1+              315      314,586
  Kimberly-Clark Corp. 6.15%, 1/9/98 ..... A-1+            5,000    4,993,167
  Exxon Imperial U.S., Inc. 5.82%,
    1/13/98 .............................. A-1+            2,530    2,525,092


                                           STANDARD
                                           & POOR'S        PAR
                                            RATING        VALUE
                                         (Unaudited)      (000)              VALUE
                                        -------------   ---------      -----------------
Commercial Paper--continued
  General Electric Capital Corp. 5.82%,
    1/14/98 ...........................      A-1+           $1,500     $      1,496,847
  Receivables Capital Corp. 5.90%,
    1/16/98 ...........................      A-1+            2,935            2,927,785
  Coca-Cola Co. 5.75%, 1/21/98 ........      A-1+              935              932,013
  Corporate Asset Funding Co., Inc. 6%,
    1/21/98 ...........................      A-1+            3,160            3,149,467
  CXC, Inc. 5.77%, 1/26/98 ............      A-1+            3,000            2,987,979
  Receivables Capital Corp. 5.83%,
    1/26/98 ...........................      A-1+            2,415            2,405,223
  CXC, Inc. 5.57%, 1/27/98 ............      A-1+            1,190            1,185,006
  Corporate Asset Funding Co., Inc.
    5.61%, 2/5/98 .....................      A-1+            3,000            2,983,375
  Private Export Funding Corp. 5.65%,
    2/6/98 ............................      A-1+            3,000            2,983,050
  Corporate Receivables Corp. 5.73%,
    3/10/98 ...........................      A-1             3,000            2,967,720
  Beta Finance, Inc. 5.60%, 4/29/98 ...      A-1+            5,835            5,727,869
                                                                       ----------------
                                                                             40,850,877
                                                                       ----------------
Federal Agency Securities--0.3%
  FHLB 5.75%, 1/2/98 ..................                      4,275            4,274,318
                                                                       ----------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $45,125,500) ..............................                45,125,195
                                                                       ----------------
TOTAL INVESTMENTS--99.5%
 (Identified cost $1,373,917,929) ...........................             1,498,696,007(a)
 Cash and receivables, less liabilities--0.5% ...............                 6,871,846
                                                                       ----------------
NET ASSETS--100.0% ..........................................          $  1,505,567,853
                                                                       ================


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $172,636,916 and gross depreciation of $48,406,472 for income tax purposes. At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $1,374,465,563.
(b) Non-income producing.


                        See Notes to Financial Statements

                                 GROWTH SERIES


STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997



Assets
Investment securities at value (Identified cost $1,373,917,929) ..................... $1,498,696,007
Cash ................................................................................         89,997
Receivables
 Investment securities sold .........................................................     12,501,983
 Dividends and interest .............................................................      1,683,668
                                                                                       -------------
  Total assets ......................................................................  1,512,971,655
                                                                                       -------------
Liabilities
Payables
 Investment securities purchased ....................................................      5,593,650
 Fund shares repurchased ............................................................        532,726
 Investment advisory fee ............................................................        781,841
 Financial agent fee ................................................................         74,999
 Trustees' fee ......................................................................          3,397
 Accrued expenses ...................................................................        417,189
                                                                                       -------------
  Total liabilities .................................................................      7,403,802
                                                                                       -------------
Net Assets .......................................................................... $1,505,567,853
                                                                                       =============
Net Assets Consist of:
 Capital paid in on shares of beneficial interest ................................... $1,330,807,064
 Undistributed net investment income ................................................        875,361
 Accumulated net realized gain ......................................................     49,107,350
 Net unrealized appreciation ........................................................    124,778,078
                                                                                      --------------
Net Assets .......................................................................... $1,505,567,853
                                                                                      ==============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ....     78,569,011
                                                                                      ==============
Net asset value and offering price per share ........................................ $        19.16
                                                                                      ==============


STATEMENT OF OPERATIONS
For the year ended December 31, 1997


Investment Income

 Dividends ..........................................................   $ 13,104,144
 Interest ...........................................................      5,907,309
                                                                        ------------
  Total investment income ...........................................     19,011,453
                                                                        ------------
Expenses
 Investment advisory fee ............................................      8,659,012
 Financial agent fee ................................................        828,401
 Custodian ..........................................................        280,398
 Printing ...........................................................        264,371
 Professional .......................................................         62,614
 Trustees ...........................................................         20,578
 Miscellaneous ......................................................         74,969
                                                                        ------------
  Total expenses ....................................................     10,190,343
                                                                        ------------
Net investment income ...............................................      8,821,110
                                                                        ------------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized gain on securities ....................................    208,524,851
 Net realized loss on foreign currency transactions .................        (19,655)
 Net change in unrealized appreciation (depreciation) on investments      44,027,962
                                                                        ------------
Net gain on investments .............................................    252,533,158
                                                                        ------------
Net increase in net assets resulting from operations ................   $261,354,268
                                                                        ============


                        See Notes to Financial Statements

                                  GROWTH SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                           Year Ended         Year Ended
                                                                                       December 31, 1997   December 31, 1996
                                                                                      ------------------- ------------------
From Operations

 Net investment income ..............................................................   $    8,821,110      $   11,543,617
 Net realized gain ..................................................................      208,505,196         151,631,180
 Net change in unrealized appreciation (depreciation) ...............................       44,027,962         (28,811,458)
                                                                                        --------------      --------------
 Net increase in net assets resulting from operations ...............................      261,354,268         134,363,339
                                                                                        --------------      --------------
From Distributions to Shareholders
 Net investment income ..............................................................       (8,665,448)        (10,973,300)
 Net realized gains .................................................................     (236,146,906)        (82,322,855)
                                                                                        --------------      --------------
 Decrease in net assets from distributions to shareholders ..........................     (244,812,354)        (93,296,155)
                                                                                        --------------      --------------
From Share Transactions
 Proceeds from sales of shares (12,502,677 and 16,369,935 shares, respectively) .....      253,355,592         309,035,692
 Net asset value of shares issued from reinvestment of distributions
  (12,750,840 and 4,853,881 shares, respectively) ...................................      244,812,354          93,296,155
 Cost of shares repurchased (12,075,426 and 10,173,971 shares, respectively) ........     (244,536,540)       (193,393,445)
                                                                                        --------------      --------------
 Increase in net assets from share transactions .....................................      253,631,406         208,938,402
                                                                                        --------------      --------------
 Net increase in net assets .........................................................      270,173,320         250,005,586
Net Assets
 Beginning of period ................................................................    1,235,394,533         985,388,947
                                                                                        --------------      --------------
 End of period (including undistributed net investment income of $875,361 and
  $739,354, respectively) ...........................................................   $1,505,567,853      $1,235,394,533
                                                                                        ==============      ==============

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)


                                                     Year Ended December 31,
                                                       1997          1996
                                                  -------------- --------------
Net asset value, beginning of period ..........     $ 18.89        $ 18.13
Income from investment operations
 Net investment income ........................        0.13           0.19
 Net realized and unrealized gain .............        3.70           2.10
                                                    -------        --------
  Total from investment operations ............        3.83           2.29
                                                    -------       ---------
Less distributions
 Dividends from net investment income .........       (0.13)         (0.18)
 Dividends from net realized gains ............       (3.43)         (1.35)
                                                    --------       --------
  Total distributions .........................       (3.56)         (1.53)
                                                    --------       --------
Change in net asset value .....................        0.27           0.76
                                                    --------       --------
Net asset value, end of period ................     $ 19.16        $ 18.89
                                                    ========       ========
Total return ..................................       21.07%         12.58%
Ratios/supplemental data:
Net assets, end of period (thousands) .........  $1,505,568     $1,235,395
Ratio to average net assets of:
 Operating expenses ...........................        0.74%          0.72%
 Net investment income ........................        0.64%          1.03%
Portfolio turnover rate .......................         284%           167%
Average commission rate paid(4) ...............   $  0.0496      $  0.0455


                                                                Year Ended December 31,
                                                      1995                1994                1993
                                                ---------------- ---------------------- ----------------
Net asset value, beginning of period ..........   $ 15.69             $  16.59              $  15.01
Income from investment operations
 Net investment income ........................      0.20                 0.23(1)(3)            0.16(3)
 Net realized and unrealized gain .............      4.60                 0.02                  2.77
                                                   -------             --------              --------
  Total from investment operations ............      4.80                 0.25                  2.93
                                                   -------             --------              --------
Less distributions
 Dividends from net investment income .........     (0.17)               (0.23)                (0.15)
 Dividends from net realized gains ............     (2.19)               (0.92)                (1.20)
                                                  --------            ---------             ---------
  Total distributions .........................     (2.36)               (1.15)                (1.35)
                                                  --------             --------              --------
Change in net asset value .....................      2.44                (0.90)                 1.58
                                                   -------             --------              --------
Net asset value, end of period ...............    $ 18.13             $  15.69              $  16.59
                                                  ========            =========             =========
Total return ..................................     30.85%                1.48%                19.69%
Ratios/supplemental data:
Net assets, end of period (thousands) .........  $985,389             $616,221              $446,368
Ratio to average net assets of:
 Operating expenses ...........................      0.75%(2)             0.80%                 0.79%
 Net investment income ........................      1.12%                1.38%                 0.97%
Portfolio turnover rate .......................       173%                 185%                  185%
Average commission rate paid(4) ...............        N/A                 N/A                   N/A


(1) Includes reimbursement of operating expenses by investment adviser of $0.003 per share.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Computed using average shares outstanding.
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                        See Notes to Financial Statements

                        MULTI-SECTOR FIXED INCOME SERIES

INVESTOR PROFILE

     Phoenix Multi-Sector Fixed Income Series is designed for moderate risk investors seeking a broadly diversified bond fund.


INVESTMENT REVIEW

     Phoenix Multi-Sector Fixed Income Series continued to provide investors with above-average returns. For the 12 months ended December 31, 1997, the Fund earned 10.93% compared with a return of 9.65% for the Lehman Brothers Aggregate Bond Index. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

     The Fund's overweighting in non-traditional sectors, such as non-Agency mortgage-backed securities and taxable municipals, contributed positively to performance as did our very small exposure to Asia and Latin America. Earlier in the year, we had reduced our holdings in traditional emerging markets, shifting our emphasis to global high-yield issuers domiciled in Europe.


OUTLOOK

     Given our outlook for moderate growth and benign inflation in the U.S., our emphasis will be on higher-rated credits within the non-traditional sectors, such as non-Agency mortgage-backed securities and taxable municipal issues. We will also continue to take advantage of undervalued global high-yield credits, focusing on issuers domiciled in Europe as their economy continues to strengthen.

     We will maintain a duration that is neutral to our benchmark. As of December 31, the Portfolio's duration was 5.8 years.


[TABULAR REPRESENTATION OF LINE CHART]


               Lehman Brothers          Multi-Sector Fixed
            Aggregate Bond Index*         Income Series

12/31/87          $10,000                   $10,000
12/31/88           10,789                    11,042
12/31/89           12,357                    11,944
12/31/90           13,464                    12,571
12/31/91           15,619                    15,012
12/31/92           16,774                    16,517
12/31/93           18,410                    19,143
12/31/94           17,873                    18,096
12/31/95           21,176                    22,355
12/31/96           21,945                    25,131
12/31/97           24,063                    27,878


            Average Annual Total Returns for Periods Ending 12/31/97

                                                           1 Year       5 Years      10 Years
---------------------------------------------------------------------------------------------
            Multi-Sector Fixed Income Series              10.93%        11.04%        10.80%
-------------------------------------------------------------------------------------------
            Lehman Brothers Aggregate Bond Index*          9.65%         7.48%         9.18%
-------------------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/31/87. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. High yield fixed income securities generally are subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding fixed income securities. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

*The Lehman Brothers Aggregate Bond Index is an unmanaged but commonly used measure of bond performance. It is a combination of several Lehman Brothers Fixed Income Indexes.

                        MULTI-SECTOR FIXED INCOME SERIES

                             SCHEDULE OF INVESTMENTS
                                December 31, 1997


                                                  MOODY'S
                                                    BOND          PAR
                                                   RATING        VALUE
                                                (Unaudited)      (000)         VALUE
                                              --------------- ----------- ---------------
U.S. GOVERNMENT AND AGENCY SECURITIES--11.9%

U.S. Treasury Bonds--3.8%
  U.S. Treasury Strip P.O., 0%, 2/15/19 ..... Aaa               $ 5,000   $  1,408,400
  U.S. Treasury Strip P.O., (TIGER) 0%,
    5/15/25 ................................. Aaa                24,000      5,906,640
                                                                          ------------
                                                                             7,315,040
                                                                          ------------
U.S. Treasury Notes--5.4%
  U.S. Treasury Notes 6.125%, 8/15/07 ....... Aaa                10,000     10,278,120
                                                                          ------------
Agency Mortgage-Backed Securities--0.9%
  GNMA 8%, '06 .............................. Aaa                   172        180,105
  GNMA 6.50%, '23-26 ........................ Aaa                 1,482      1,470,737
                                                                          ------------
                                                                             1,650,842
                                                                          ------------
Agency Non-Mortgage-Backed Securities--1.8%
  Overseas Private Investment Corp.
    6.58%, 12/15/01 ......................... NR                  3,500      3,560,200
                                                                          ------------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
 (Identified cost $21,567,025) ........................................     22,804,202
                                                                          ------------
MUNICIPAL BONDS--9.3%
California--2.4%
  California State Department Water
    System Series S 5%, 12/1/29 ............. Aa                  1,850      1,798,700
  Orange County Pension A Taxable
    7.67%, 9/1/09 ........................... Aaa                 2,500      2,762,275
                                                                          ------------
                                                                             4,560,975
                                                                          ------------
Colorado--1.1%
  Denver City and County School District
    Taxable 6.76%, 12/15/07 ................. Aaa                 2,000      2,063,580
                                                                          ------------
Florida--1.1%
  Palm Beach Waste Revenue Project B
    Taxable 10.50%, 1/1/11 (e) .............. NR                  1,500        840,000
  University of Miami Exchangeable
    Revenue Series A Taxable 7.65%,
    4/1/20 .................................. Aaa                 1,290      1,361,608
                                                                          ------------
                                                                             2,201,608
                                                                          ------------
Illinois--1.6%
  Illinois Educational Facilities Authority
    Revenue--Loyola University Series A
    Taxable 7.84%, 7/1/24 ................... Aaa                 2,800      3,038,168
                                                                          ------------
Massachusetts--1.1%
  Massachusetts Turnpike Authority
    Metropolitan Highway System
    Revenue 5%, 1/1/27 ...................... Aaa                 2,125      2,065,245
                                                                          ------------
New Hampshire--0.8%
  New Hampshire Higher Educational &
    Health Facilities Authority Revenue
    5.125%, 6/1/28 .......................... Aaa                 1,650      1,619,145
                                                                          ------------
Virginia--0.4%
  Newport News Taxable Series B 7.05%,
    1/15/25 ................................. Aa                    750        756,682
                                                                          ------------
Washington--0.8%
  Washington State Series E Taxable 5%,
    7/1/22 .................................. Aa                  1,545      1,519,461
                                                                          ------------
TOTAL MUNICIPAL BONDS
 (Identified cost $17,581,981) ........................................     17,824,864
                                                                          ------------


                                                  MOODY'S
                                                    BOND          PAR
                                                   RATING        VALUE
                                                (Unaudited)      (000)         VALUE
                                              --------------- ----------- ---------------
NON-CONVERTIBLE BONDS--52.1%
Asset-Backed Securities--6.1%
  BankAmerica Manufacturing Housing
    Contract 97-1, B1 6.94%, 6/10/21 ........ Baa               $ 1,500   $  1,493,437
  Continental Airlines 97-2D 7.522%,
    6/30/01 ................................. Ba                  2,600      2,618,434
  Green Tree Financial Corp. 94-1, B2
    7.85%, 4/15/19 .......................... Baa                 3,000      3,082,969
  Green Tree Financial Corp. 97-4, M1
    7.22%, 2/15/29 .......................... Aa                  2,500      2,546,875
  Team Fleet Financing Corp. 96-1, B
    144A 7.10%, 12/15/02 (b) ................ BBB(c)              1,975      1,987,344
                                                                          ------------
                                                                            11,729,059
                                                                          ------------
Automobiles--1.3%
  Titan Tire Loan Participation Private
    Placement 7%, 2/11/00 ................... NR                  2,500      2,437,500
                                                                          ------------
Banks--1.3%
  BNP U.S. Funding LLC 7.738%, 144A
    12/5/07 (b)(d) .......................... A                   2,500      2,524,250
                                                                          ------------
Broadcasting (Television, Radio,& Cable)--3.2%
  Cablevision Systems Corp. 7.875%,
    12/15/07 ................................ Ba                    975        997,903
  Fox Kids Worldwide 144A 0%, 11/1/07
    (b)(d) .................................. B                   5,000      2,975,000
  Poland Communications, Inc. Series B
    9.875%, 11/1/03 ......................... B                   2,200      2,213,750
                                                                          ------------
                                                                             6,186,653
                                                                          ------------
Computers (Software & Services)--1.3%
  Verio, Inc. Unit 144A 13.50%,
    6/15/04 (b) ............................. NR                  2,000      2,400,000
                                                                          ------------
Engineering & Construction--0.5%
  Neenah Corp. Series B 11.125%, 5/1/07 ..... B                     800        880,000
                                                                          ------------
Entertainment, Leisure & Gaming--1.7%
  Boyd Gaming Corp. 9.50%,7/15/07 ........... BB-(c)              1,000      1,052,500
  Station Casinos, Inc. 10.125%, 3/15/06      B                   2,000      2,110,000
                                                                          ------------
                                                                             3,162,500
                                                                          ------------
Gaming, Lottery, & Parimutuel Cos.--0.6%
  Mashantucket Pequot 144A 6.91%,
    9/1/12 (b) .............................. Aaa                 1,100      1,154,241
                                                                          ------------
Health Care (Drugs--Major Pharmaceuticals)--1.5%
  Schein Pharmaceutical, Inc. 144A
    8.938%, 12/15/04 (b)(d) ................. B                   3,000      2,932,500
                                                                          ------------
Non-Agency Mortgage-Backed Securities--21.0%
  BTC Mortgage Investors Trust 97-S1, D
    144A 6.95%, 12/31/09 (b) ................ BBB(c)              1,750      1,747,266
  CS First Boston Mortgage Securities
    Corp. 97-1R, 1M4 144A 7.364%,
    2/28/22 (b) ............................. Baa                 2,798      2,772,292
  CS First Boston Mortgage Securities
    Corp. 97-SPCE, D 144A 7.33%,
    4/20/08 (b) ............................. BBB(c)              1,800      1,802,250
  DLJ Mortgage Acceptance Corp. 97-
    CF2, B2 144A 7.14%, 11/15/08 (b) ........ Baa                 2,200      2,194,500
  FDIC REMIC Trust 96-C1, 1D 7.25%,
    5/25/26 ................................. Baa                 1,500      1,508,437
  First Chicago/Lennar Trust 97-CHL1, D
    144A 8.10%, 5/29/08 (b) ................. BB(c)               2,000      2,000,000

                        See Notes to Financial Statements

                        MULTI-SECTOR FIXED INCOME SERIES


                                                 MOODY'S
                                                   BOND          PAR
                                                  RATING        VALUE
                                               (Unaudited)      (000)         VALUE
                                             --------------- ----------- ---------------
Non-Agency Mortgage-Backed Securities--continued
  General Electric Mortgage Services, Inc.
    96-8, 2A5 7.50%, 5/25/26 ............... AAA(c)            $  986    $  1,012,486
  General Growth Properties Series 1, D2
    144A 6.992%, 11/15/07 (b) .............. Baa                2,000       2,010,625
  Prudential Home Mortgage Securities
    96-A, B1 144A 7.958%, 5/28/26 (b) ...... NR                 2,000       1,885,937
  Residential Asset Securitization Trust
    96-A4, A13 7.50%, 9/25/26 .............. AAA(c)             1,000       1,037,031
  Residential Asset Securitization Trust
    96-A8, A1 8%, 12/25/26 ................. AAA(c)             1,321       1,339,117
  Resolution Trust Corp. 92-C8, D
    8.835%, 12/25/23 ....................... Baa                1,818       1,841,737
  Resolution Trust Corp. 95-1, M2 7.50%,
    10/25/28 ............................... Aa                 1,642       1,666,581
  Resolution Trust Corp. 95-2, C1 7.45%,
    5/25/29 ................................ Baa                1,360       1,383,910
  Resolution Trust Corp. 95-2, M1 7.15%,
    5/25/29 ................................ Aa                 1,417       1,440,732
  Resolution Trust Corp. 95-C2, C 7%,
    5/25/27 ................................ A                  1,777       1,784,399
  Ryland Mortgage Securities Corp. III
    92-A, 1A 8.27%, 3/29/30 ................ A-(c)                839         852,083
  Securitized Asset Sales, Inc. 95-6, B3
    144A 7%, 12/25/10 (b) .................. NR                 1,337       1,263,933
  Securitized Asset Sales, Inc. 95-A, M
    7.53%, 3/25/24 ......................... Aa                 1,795       1,843,718
  Structured Asset Securities Corp.
    93-C1, B 6.60%, 10/25/24 ............... A+(c)              2,250       2,205,000
  Structured Asset Securities Corp.
    95-C1, D 7.375%, 9/25/24 ............... BBB(c)             2,000       2,007,812
  Structured Asset Securities Corp.
    95-C4, D 7%, 6/25/26 ................... BBB(c)             1,900       1,880,406
  Structured Asset Securities Corp.
    96-C3, C 144A 7.375%, 6/25/30 (b) ...... BBB(c)             1,150       1,161,141
  Wilshire Funding Corp. 97-WFC1, M3
    7.25%, 8/25/27 ......................... Baa                1,588       1,547,044
                                                                         ------------
                                                                           40,188,437
                                                                         ------------
Oil & Gas (Exploration & Production)--7.4%
  Benton Oil & Gas Co. 11.625%,
    5/1/03 ................................. B                  1,000       1,107,500
  Benton Oil & Gas Co. 144A 9.375%,
    11/1/07 (b) ............................ B                  1,500       1,541,250
  Forcenergy, Inc. 8.50%, 2/15/07 .......... B                  4,500       4,556,250
  Lomak Petroleum, Inc. 8.75%, 1/15/07 ..... B                  1,750       1,785,000
  Ocean Energy, Inc. 8.875%, 7/15/07 ....... B                  3,000       3,210,000
  Snyder Oil Corp. 8.75%, 6/15/07 .......... B                  2,000       2,030,000
                                                                         ------------
                                                                           14,230,000
                                                                         ------------
Publishing--0.9%
  Hollinger International Publishing, Inc.
    9.25%, 3/15/07 ......................... B                    650         685,750
  ITT Publimedia 144A 9.375%,
    9/15/07 (b) ............................ B                  1,000       1,055,000
                                                                         ------------
                                                                            1,740,750
                                                                         ------------
Services (Commercial & Consumer)--0.0%
  ARA Services, Inc. 10.625%, 8/1/00 ....... Baa                   54          58,455
                                                                         ------------
Telecommunications (Cellular/Wireless)--1.3%
  Orion Network Systems 0%,
    1/15/07 (d) ............................ B                  1,000         730,000
  Sprint Spectrum L.P. 0%, 8/15/06 (d) ..... B                  2,325       1,819,312
                                                                         ------------
                                                                            2,549,312
                                                                         ------------



                                                 MOODY'S
                                                   BOND          PAR
                                                  RATING        VALUE
                                               (Unaudited)      (000)         VALUE
                                             --------------- ----------- ---------------
Telephone--1.8%
  Call-Net Enterprises 0%, 12/1/04 (d) ..... B                 $2,000    $  1,830,000
  Teleport Communications 0%, 7/1/07 (d)     B                  2,000       1,640,000
                                                                         ------------
                                                                            3,470,000
                                                                         ------------
Textiles (Apparel)--2.2%
  Westpoint Stevens, Inc. 9.375%,
    12/15/05 ............................... B                  4,000       4,200,000
                                                                         ------------
TOTAL NON-CONVERTIBLE BONDS
 (Identified cost $97,761,653) .......................................     99,843,657
                                                                         ------------
FOREIGN GOVERNMENT SECURITIES--3.4%
Croatia--0.9%
  Croatia Series A 6.625%, 7/31/10 (d) ..... Baa                1,000         880,000
  Croatia Series B 6.625%, 7/31/06 (d) ..... Baa                  944         862,687
                                                                         ------------
                                                                            1,742,687
                                                                         ------------
Dominican Republic--0.2%
  Dominican Republic PDI Bearer
    6.688%, 8/30/09 (d) .................... B+(c)                495         416,420
                                                                         ------------
Poland--1.8%
  Poland PDI Bearer 4%, 10/27/14 (d) ....... Baa                4,000       3,465,000
                                                                         ------------
Russia--0.4%
  Russia Principal Loan 6.719%,
    12/15/20 (d) ........................... NR                 1,300         807,625
                                                                         ------------
Slovenia--0.1%
  Republic of Slovenia Series 1, 6.813%,
    12/27/06 (d) ........................... A(c)                 125         125,618
  Republic of Slovenia Series 2, 6.375%,
    12/27/06 (d) ........................... A(c)                  27          26,084
                                                                         ------------
                                                                              151,702
                                                                         ------------
TOTAL FOREIGN GOVERNMENT SECURITIES
 (Identified cost $6,515,891).........................................      6,583,434
                                                                         ------------
FOREIGN NON-CONVERTIBLE BONDS--15.4%
Argentina--0.9%
  Bridas Corp. Yankee Sr. Notes 12.50%,
    11/15/99 ............................... Ba                 1,600       1,712,000
                                                                         ------------
Bahamas--0.6%
  Sun International Hotels 9%, 3/15/07 ..... Ba                 1,000       1,035,000
                                                                         ------------
Bermuda--1.2%
  AES China Generating Co. Yankee
    10.125%, 12/15/06 ...................... Ba                 2,336       2,277,600
                                                                         ------------
Brazil--3.2%
  Copel Series RegS 9.75%, 5/2/05 .......... NR                 3,000       2,891,250
  RBS Participacoes SA 144A 11%,
    4/1/07 (b) ............................. BB-(c)             2,500       2,331,250
  Tevecap SA 12.625%, 11/26/04 ............. NR                 1,000         940,000
                                                                         ------------
                                                                            6,162,500
                                                                         ------------
Chile--1.0%
  Compania Sud Americana de Vapores
    SA 7.375%, 12/8/03 ..................... BBB(c)             2,000       1,987,500
                                                                         ------------
Germany--0.8%
  Kablemedia Holding 0%, 8/1/06 (d) ........ B                  2,000       1,467,500
                                                                         ------------
Greece--1.0%
  Fage Dairy Industries SA 9%, 2/1/07 ...... B                  2,000       1,947,500
                                                                         ------------
Mexico--2.8%
  Coca-Cola Femsa 8.95%, 11/1/06 ........... Ba                 2,000       2,090,000
  Copamex Industries SA Series B
    11.375%, 4/30/04 ....................... NR                 3,000       3,315,000
                                                                         ------------
                                                                            5,405,000
                                                                         ------------


                       See Notes to Financial Statements

                        MULTI-SECTOR FIXED INCOME SERIES

                                               MOODY'S
                                                 BOND        PAR
                                                RATING      VALUE
                                             (Unaudited)    (000)          VALUE
                                            ------------- --------- ------------------
Netherlands--2.2%
  PTC International Finance BV 144A 0%,
    7/1/07 (b)(d) ......................... B+(c)          $6,500     $  4,257,500
                                                                      ------------
United Kingdom--1.1%
  Diamond Cable Co. 0%, 2/15/07 (d) ....... B               3,000        2,055,000
                                                                      ------------
Venezuela--0.6%
  CanTV Finance Ltd. VNT 9.25%, 2/1/04..... Ba              1,200        1,209,000
                                                                      ------------
TOTAL FOREIGN NON-CONVERTIBLE BONDS
 (Identified cost $29,218,116) ..................................       29,516,100
                                                                      ------------
CONVERTIBLE BONDS--1.9%
Leisure Time (Products)--0.7%
  Comcast Corp. Cv. 1.125%, 4/15/07 ....... Ba              2,000        1,322,500
                                                                      ------------
Oil & Gas (Drilling & Equipment)--1.2%
  Loews Corp. Cv. 3.125%, 9/15/07 ......... A+(c)           2,400        2,400,000
                                                                      ------------
TOTAL CONVERTIBLE BONDS
 (Identified cost $3,570,522) ...................................        3,722,500
                                                                      ------------
FOREIGN CONVERTIBLE BONDS--3.3%
Canada--0.7%
  Petersburg Long Cv. 144A 9%,
    6/1/06 (b) ............................ NR              1,266        1,310,310(f)
                                                                      ------------
Russia--2.6%
  Lukinter Finance BV Cv. Series RegS
    3.50%, 5/6/02 ......................... Ba              3,450        4,916,250
                                                                      ------------
TOTAL FOREIGN CONVERTIBLE BONDS
 (Identified cost $5,997,225) ...................................        6,226,560
                                                                      ------------


                                             SHARES       VALUE
                                            -------- --------------
PREFERRED STOCKS--0.6%
Paper & Forest Products--0.6%
  SD Warren Co. Series B Pfd. PIK 14% ...   30,000   $ 1,086,699
                                                     -----------
TOTAL PREFERRED STOCKS
 (Identified cost $607,500) ......................     1,086,699
                                                     -----------
WARRANTS--0.0%
  Orion Network Systems, Inc. Warrants (e)   1,000        17,500
                                                     -----------
TOTAL WARRANTS
 (Identified cost $0) ............................        17,500
                                                     -----------
TOTAL LONG-TERM INVESTMENTS--97.9%
 (Identified cost $182,819,913)...................   187,625,516
                                                     -----------


                                                   STANDARD
                                                   & POOR'S      PAR
                                                    RATING      VALUE
                                                 (Unaudited)    (000)
                                                ------------- ---------
SHORT-TERM OBLIGATIONS--0.6%
Commercial Paper--0.6%
  Koch Industries, Inc. 6.70%, 1/2/98 ......... A-1+           $1,190          1,189,779
                                                                          --------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,189,779) ......................................          1,189,779
                                                                          --------------
TOTAL INVESTMENTS--98.5%
  (Identified cost $184,009,692) ....................................        188,815,295(a)
  Cash and receivables, less liabilities--1.5% ......................          2,811,289
                                                                          --------------
NET ASSETS--100.0% ..................................................     $  191,626,584
                                                                          ==============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $7,014,714 and gross depreciation of $2,213,334 for income tax purposes. At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $184,013,915.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. At December 31, 1997, these securities amounted to a value of $41,574,032 or 21.7% of net assets.
(c) As rated by Standard & Poor's, Fitch or Duff & Phelps.
(d) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(e) Non-income producing.
(f) Security valued at fair value as determined in good faith by or under the direction of the Trustees.


                       See Notes to Financial Statements

                        MULTI-SECTOR FIXED INCOME SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997


Assets
Investment securities at value (Identified cost $184,009,692) ........................   $ 188,815,295
Cash .................................................................................          54,548
Receivables
 Investment securities sold ..........................................................         210,814
 Fund shares sold ....................................................................         109,422
 Interest and dividends ..............................................................       2,939,659
                                                                                         -------------
  Total assets .......................................................................     192,129,738
                                                                                         -------------
Liabilities
Payables
 Investment securities purchased .....................................................         329,585
 Investment advisory fee .............................................................          74,771
 Financial agent fee .................................................................           9,509
 Trustees' fee .......................................................................           4,039
 Accrued expenses ....................................................................          85,250
                                                                                         -------------
  Total liabilities ..................................................................         503,154
                                                                                         -------------
Net Assets ...........................................................................   $ 191,626,584
                                                                                         =============
Net Assets Consist of:
 Capital paid in on shares of beneficial interest ....................................   $ 185,251,314
 Undistributed net investment income .................................................         336,142
 Accumulated net realized gain .......................................................       1,233,525
 Net unrealized appreciation .........................................................       4,805,603
                                                                                         -------------
Net Assets ...........................................................................   $ 191,626,584
                                                                                         =============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization .....      18,455,613
                                                                                         =============
Net asset value and offering price per share .........................................   $       10.38
                                                                                         =============


STATEMENT OF OPERATIONS
For the year ended December 31, 1997

Investment Income
 Interest ................................................................    $12,558,252
 Dividends ...............................................................        155,626
                                                                              -----------
  Total investment income ................................................     12,713,878
                                                                              -----------
Expenses
 Investment advisory fee .................................................        804,838
 Financial agent fee .....................................................         96,581
 Printing ................................................................         62,515
 Custodian ...............................................................         44,188
 Professional ............................................................         25,583
 Trustees ................................................................         20,833
 Miscellaneous ...........................................................          5,016
                                                                              -----------
  Total expenses .........................................................      1,059,554
  Less expenses borne by investment adviser ..............................        (13,265)
                                                                              -----------
  Net expenses ...........................................................      1,046,289
                                                                              -----------
Net investment income ....................................................     11,667,589
                                                                              -----------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized gain on securities .........................................      4,679,819
 Net realized gain on foreign currency transactions ......................         15,586
 Net change in unrealized appreciation (depreciation) on investments .....        390,571
                                                                              -----------
Net gain on investments ..................................................      5,085,976
                                                                              -----------
Net increase in net assets resulting from operations .....................    $16,753,565
                                                                              ===========


                       See Notes to Financial Statements

                        MULTI-SECT0R FIXED INCOME SERIES

STATEMENT OF CHANGES IN NET ASSETS


                                                                                      Year Ended           Year Ended
                                                                                  December 31, 1997     December 31, 1996
                                                                                 -------------------   ------------------
From Operations
 Net investment income .......................................................      $  11,667,589        $   9,460,659
 Net realized gain ...........................................................          4,695,405            7,367,063
 Net change in unrealized appreciation (depreciation) ........................            390,571           (2,309,914)
                                                                                    -------------        -------------
 Net increase in net assets resulting from operations ........................         16,753,565           14,517,808
                                                                                    -------------        -------------
From Distributions to Shareholders
 Net investment income .......................................................        (11,945,923)          (9,238,947)
 Net realized gains ..........................................................         (4,694,394)          (4,270,844)
                                                                                    -------------        -------------
 Decrease in net assets from distributions to shareholders ...................        (16,640,317)         (13,509,791)
                                                                                    -------------        -------------
From Share Transactions
 Proceeds from sales of shares (8,085,010 and 6,711,402 shares, respectively)          84,607,552           69,891,527
 Net asset value of shares issued from reinvestment of distributions
  (1,609,511 and 1,316,308 shares, respectively) .............................         16,640,317           13,509,791
 Cost of shares repurchased (5,265,201 and 4,670,077 shares, respectively) ...        (54,778,943)         (48,410,465)
                                                                                    -------------        -------------
 Increase in net assets from share transactions ..............................         46,468,926           34,990,853
                                                                                    -------------        -------------
 Net increase in net assets ..................................................         46,582,174           35,998,870
Net Assets
 Beginning of period .........................................................        145,044,410          109,045,540
                                                                                    -------------        -------------
 End of period (including undistributed net investment income of $336,142 and
  $426,754, respectively) ....................................................      $ 191,626,584        $ 145,044,410
                                                                                    =============        =============

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                        Year Ended December 31,
                                                         1997             1996
                                                   ---------------- ----------------
Net asset value, beginning of period .............       $10.34           $10.22
Income from investment operations
 Net investment income ...........................         0.75(1)          0.79(1)
 Net realized and unrealized gain (loss) .........         0.34             0.43
                                                      ----------       ----------
  Total from investment operations ...............         1.09             1.22
                                                      ----------       ----------
Less distributions
 Dividends from net investment income ............        (0.77)           (0.78)
 Dividends from net realized gains ...............        (0.28)           (0.32)
                                                      ----------       ----------
  Total distributions ............................        (1.05)           (1.10)
                                                      ----------       ----------
Change in net asset value ........................         0.04             0.12
                                                      ----------       ----------
Net asset value, end of period ...................       $10.38           $10.34
                                                      ==========       ==========
Total return .....................................        10.93%           12.42%
Ratios/supplemental data:
Net assets, end of period (thousands) ............     $191,627         $145,044
Ratio to average net assets of:
 Operating expenses ..............................         0.65%            0.65%
 Net investment income ...........................         7.25%            7.80%
Portfolio turnover rate ..........................          151%             191%


                                                                         Year Ended December 31,
                                                            1995                   1994                   1993
                                                   ---------------------- ---------------------- ----------------------
Net asset value, beginning of period .............           $8.98                 $10.27                  $9.58
Income from investment operations
 Net investment income ...........................            0.83(1)(2)             0.72(1)(2)             0.66(1)(2)
 Net realized and unrealized gain (loss) .........            1.22                  (1.28)                  0.84
                                                          -----------            ---------               --------
  Total from investment operations ...............            2.05                  (0.56)                  1.50
                                                          -----------            ---------               --------
Less distributions
 Dividends from net investment income ............           (0.81)                 (0.73)                 (0.66)
 Dividends from net realized gains ...............              --                     --                  (0.15)
                                                          -----------            ---------               --------
  Total distributions ............................           (0.81)                 (0.73)                 (0.81)
                                                          -----------            ---------               --------
Change in net asset value ........................            1.24                  (1.29)                  0.69
                                                          -----------            ---------               --------
Net asset value, end of period ...................          $10.22                  $8.98                 $10.27
                                                          ===========            =========               ========
Total return .....................................           23.54%                 (5.47)%                15.90%
Ratios/supplemental data:
Net assets, end of period (thousands) ............        $109,046                $74,686                $79,393
Ratio to average net assets of:
 Operating expenses ..............................            0.65%(3)               0.66%                  0.65%
 Net investment income ...........................            8.55%                  7.62%                  6.71%
Portfolio turnover rate ..........................             147%                   181%                   169%

(1) Includes reimbursement of operating expenses by investment adviser of $0.001, $0.002, $0.007, $0.006 and $0.005 per share, respectively.
(2) Computed using average shares outstanding.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                       See Notes to Financial Statements

                          STRATEGIC ALLOCATION SERIES

INVESTOR PROFILE

     Phoenix Strategic Allocation Series is designed for investors seeking capital appreciation with less volatility than an all-equity fund.


INVESTMENT REVIEW

     Phoenix Strategic Allocation Series posted a strong gain of 20.73% for the 12 months ended December 31, 1997. Over the same period, the average return of a peer group of 529 variable annuity funds was 18.42% according to Lipper Analytical Services, Inc. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

     Despite increased volatility in the fourth quarter, 1997 was another good year for U.S. investors. In fact, the Dow Jones Industrial Average ended the year at more than 10 times its 1982 low. Overseas, however, the picture was not as bright: high jobless rates continued in Europe, turmoil continues in the Middle East and Latin America is recovering slowly. The surprise was the collapse of many markets in the Asia-Pacific region. While it will be some time before we see the real impact of the Asian problems on the earnings of domestic and global companies, the U.S. market reacted to the uncertainty with a violent rotation to defensive issues. The strongest sectors in the fourth quarter were communication services, utilities and consumer staples--slow but steady growers.

     During this latest reporting period, the Fund benefited from an overweighted position in the health-care sector, strong stock selection in the financial services group and excellent relative performance from the fixed-income segment of the portfolio. Negative contributors to performance included the relative underperformance of some of our consumer staples and technology holdings as well as our underweighted position in the communication services area.


OUTLOOK

     While our long-term outlook remains constructive, there are more reasons than ever to maintain a cautious investment posture. On the positive side, the economy continues to grow at a healthy, sustainable pace; inflation remains benign; and the overall outlook for corporate earnings is still upbeat. On the other hand, analysts' estimates for 1998 earnings are probably too high, and we believe that the frequency of earnings disappointments will increase.

     Our stock selection continues to focus on firms that possess above-average earnings growth potential, superior management and global opportunities outside Asia. We expect interest rates to continue to trend down and would not be surprised if the Fed actually cut rates during the year, which would partially offset the negative impact of slightly slower earnings growth on equity prices.

     While the Asian "meltdown" introduces a new element of uncertainty in the outlook for the financial markets, we do not believe at this time the real impact will be great. Health-care, financial services and technology continue to be the sectors in which we have the greatest confidence for exceptional long-term growth.

                           STRATEGIC ALLOCATION SERIES


[TABULAR REPRESENTATION OF LINE CHART]

                Strategic          S&P 500        Lipper Analytical Services
            Allocation Series    Stock Index*     Flexible Portfolio Index**

12/31/87        $10,000            $10,000               $10,000
12/31/88         10,233             11,650                10,869
12/31/89         12,257             15,312                12,744
12/31/90         12,962             14,823                12,863
12/31/91         16,751             19,351                16,334
12/31/92         18,539             20,839                17,260
12/31/93         20,583             22,923                19,460
12/31/94         20,285             23,226                18,941
12/31/95         23,981             31,937                23,409
12/31/96         26,151             39,362                26,698
12/31/97         31,571             52,500                31,713


            Average Annual Total Returns for Periods Ending 12/31/97
                                                                         1 Year       5 Years      10 Years
            -------------------------------------------------------------------------------------------------
            Strategic Allocation Series                                   20.73%        11.24%        12.18%
            -------------------------------------------------------------------------------------------------
            Lipper Analytical Services Flexible Portfolio Index**         18.77%        12.93%        12.22%
            -------------------------------------------------------------------------------------------------
            Lipper Analytical Services Variable Annuities Flexible
            Portfolio Fund***                                             18.42%        11.96%        12.34%
            ------------------------------------------------------------------------------------------------
            S&P 500 Stock Index*                                          33.38%        20.30%        18.04%
            ------------------------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 12/31/87. Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. High yield fixed income securities generally are subject to greater market fluctuations and risk of loss of income and principal than are investments in lower-yielding fixed income securities. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

  *The S&P 500 Stock Index is an unmanaged but commonly used measure of stock total return performance.

 **The Lipper Analytical Services Flexible Portfolio Index is an average of the largest mutual funds within the flexible portfolio category.

***The Lipper Analytical Services Variable Annuities Flexible Portfolio Fund
   Category is an average composed of 529 funds; the 5 and 10 year returns are decided from compounding the yearly returns. Performance is based on the reinvestment of all distributions and does not reflect the effects of sales charges.


                            SCHEDULE OF INVESTMENTS
                               December 31, 1997



                                                STANDARD
                                                & POOR'S        PAR
                                                 RATING        VALUE
                                              (Unaudited)      (000)         VALUE
                                            --------------- ----------- ---------------
U.S. GOVERNMENT AND AGENCY SECURITIES--6.7%
U.S. Treasury Notes--6.3%
  U.S. Treasury Notes 5.625%, 10/31/99 .... AAA               $ 2,100   $  2,097,375
  U.S. Treasury Notes 5.75%, 11/15/00 ..... AAA                 4,950      4,959,281
  U.S. Treasury Notes 5.75%, 11/30/02 ..... AAA                 3,180      3,182,980
  U.S. Treasury Notes 6.625%, 5/15/07 ..... AAA                16,000     16,940,000
                                                                        ------------
                                                                          27,179,636
                                                                        ------------



                                                STANDARD
                                                & POOR'S        PAR
                                                 RATING        VALUE
                                              (Unaudited)      (000)         VALUE
                                            --------------- ----------- ---------------
Agency Mortgage-Backed Securities--0.4%
  FNMA 6.85%, 5/17/20 ..................... AAA                $1,500    $ 1,538,906
                                                                        ------------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
 (Identified cost $27,606,721)........................................... 28,718,542
                                                                        ------------
MUNICIPAL BONDS--2.9%
California--1.4%
  California State Department Water
    System Series S 5%, 12/1/29 ........... AA                    415        403,492


                       See Notes to Financial Statements

                          STRATEGIC ALLOCATION SERIES


                                                     STANDARD
                                                     & POOR'S        PAR
                                                      RATING        VALUE
                                                   (Unaudited)      (000)         VALUE
                                                 --------------- ----------- --------------
California--continued
  Kern County Pension Obligation Taxable
    7.26%, 8/15/14 ............................. AAA               $ 1,500   $ 1,593,510
  Long Beach Pension Obligation Taxable
    6.87%, 9/1/06 .............................. AAA                   840       873,911
  Los Angeles County Public Works
    5.125%, 12/1/29 ............................ AAA                   630       618,962
  San Bernardino County Pension
    Obligation Revenue Taxable 6.87%,
    8/1/08 ..................................... AAA                   410       426,142
  San Bernardino County Pension
    Obligation Revenue Taxable 6.94%,
    8/1/09 ..................................... AAA                 1,110     1,161,171
  Ventura County Pension Obligation
    Taxable 6.54%, 11/1/05 ..................... AAA                   975       993,954
                                                                             -----------
                                                                               6,071,142
                                                                             -----------
Florida--1.1%
  Florida State Department of
    Transportation Series A 5%, 7/1/27 ......... AA+                   500       486,575
  Miami Beach Special Obligation Taxable
    8.60%, 9/1/21 .............................. AAA                 3,210     3,625,599
  University of Miami Exchangeable
    Revenue Series A Taxable 7.65%,
    4/1/20 ..................................... AAA                   540       569,975
                                                                             -----------
                                                                               4,682,149
                                                                             -----------
Massachusetts--0.1%
  Massachusetts State Water Authority
    5%, 8/1/24 ................................. AAA                   500       485,740
                                                                             -----------
Texas--0.1%
  Houston Water & Sewer Refunding, Jr.
    Lien, Series D 5%, 12/1/25 ................. AAA                   630       616,184
                                                                             -----------
Washington--0.2%
  Washington State Series E Taxable 5%,
    7/1/22 ..................................... AA+                   630       619,586
                                                                             -----------
TOTAL MUNICIPAL BONDS
 (Identified cost $12,080,691)............................................    12,474,801
                                                                             -----------
NON-CONVERTIBLE BONDS--4.5%
Asset-Backed Securities--1.5%
  AESOP Funding II LLC 97-1, A2 144A
    6.40%, 10/20/03 (d) ........................ AAA                 2,000     2,016,250
  Capita Equipment Receivables Trust
    97-1, B 6.45%, 8/15/02 ..................... A+                    720       721,125
  Chase Credit Card Master Trust 97-2, A
    6.30%, 4/15/03 ............................. AAA                 2,000     2,014,766
  Fleetwood Credit Corp. 96-B, A 6.90%,
    3/15/12 .................................... AAA                   728       734,143
  Green Tree Financial Corp. 96-2, M1
    7.60%, 4/15/27 ............................. AA-                 1,075     1,121,359
                                                                             -----------
                                                                               6,607,643
                                                                             -----------
Non-Agency Mortgage-Backed Securities--2.9%
  CS First Boston Mortgage Securities Corp.
    95-AE, B 7.182%, 11/25/27 .................. AA-                 1,350     1,359,281
  First Union Lehman Bros. 97-C1, B
    7.43%, 4/18/29 ............................. Aa(c)                 850       890,109
  G.E. Capital Mortgage Services, Inc.
    96-8, M 7.25%, 5/25/26 ..................... AA                    246       248,333
  Lehman Large Loan 97-LL1, B 6.95%,
    3/12/07 .................................... AA                    645       660,621
  Nationslink Funding Corp. 96-1, B
    7.69%, 12/20/05 ............................ AA                    450       478,547
  Residential Asset Securitization Trust
    96-A8, A1 8%, 12/25/26 ..................... AAA                   660       669,558


                                                     STANDARD
                                                     & POOR'S        PAR
                                                      RATING        VALUE
                                                   (Unaudited)      (000)         VALUE
                                                 --------------- ----------- --------------
Non-Agency Mortgage-Backed Securities--continued
  Residential Funding Mortgage Securities
    I 96-S1, A11 7.10%, 1/25/26 ................ AAA               $ 1,500   $ 1,518,281
  Residential Funding Mortgage Securities
    I 96-S4, M1 7.25%, 2/25/26 ................. AA                    981       993,277
  Resolution Trust Corp. 93-C1, B 8.75%,
    5/25/24 .................................... Aa(c)                 736       735,985
  Resolution Trust Corp. 95-2, M1 7.15%,
    5/25/29 .................................... Aa(c)               1,204     1,224,622
  Securitized Asset Sales, Inc. 93-J, 2B
    6.807%, 11/28/23 ........................... A(c)                  973       956,467
  Structured Asset Securities Corp.
    93-C1, B 6.60%, 10/25/24 ................... A+                  1,150     1,127,093
  Structured Asset Securities Corp.
    95-C4, B 7%, 6/25/26 ....................... AA                  1,650     1,664,953
                                                                             -----------
                                                                              12,527,127
                                                                             -----------
Paper & Forest Products--0.1%
  Buckeye Cellulose Corp. 9.25%, 9/15/08 ....... BB-                   350       370,125
                                                                             -----------
TOTAL NON-CONVERTIBLE BONDS
 (Identified cost $19,188,398).............................................   19,504,895
                                                                             -----------
FOREIGN GOVERNMENT SECURITIES--3.0%
Argentina--0.2%
  Republic of Argentina Bearer FRB
    6.688%, 3/31/05 (e) ........................ BB                  1,046       935,220
                                                                             -----------
Brazil--0.3%
  Republic of Brazil NMB-L 6.75%,
    4/15/09 (e) ................................ BB-                 1,235       998,034
                                                                             -----------
Bulgaria--0.1%
  Republic of Bulgaria FLIRB Series A
    Bearer Euro 2.25%, 7/28/12 (e) ............. B(c)                  810       493,088
                                                                             -----------
Colombia--0.2%
  Republic of Colombia Yankee 7.25%,
    2/23/04 .................................... BBB-                1,000       943,750
                                                                             -----------
Croatia--0.1%
  Croatia Series A 6.625%, 7/31/10 (e) ......... BBB-                  550       484,000
                                                                             -----------
Ecuador--0.2%
  Ecuador Bearer PDI Euro, PIK interest
    capitalization 6.688%, 2/27/15 (e) ......... B(c)                1,329       881,783
                                                                             -----------
Mexico--0.4%
United Mexican States Global Bond
    11.50%, 5/15/26 ............................ BB                  1,395     1,650,634
                                                                             -----------
Panama--0.2%
  Republic of Panama 8.875%, 9/30/27 ........... BB+                 1,050       988,050
                                                                             -----------
Peru--0.2%
  Peru PDI 4%, 3/7/17 (e) ...................... BB                  1,320       867,900
                                                                             -----------
Poland--0.3%
  Poland PDI Bearer 4%, 10/27/14 (e) ........... BBB-                1,475     1,277,719
                                                                             -----------
Russia--0.5%
  Russia Interest Notes Series US 144A
    6.719%, 12/15/15 (d) (e) ................... NR                  3,015     2,140,650
                                                                             -----------
Venezuela--0.3%
  Republic of Venezuela 9.25%, 9/15/27 ......... B+                  1,110       992,756
                                                                             -----------
TOTAL FOREIGN GOVERNMENT SECURITIES
 (Identified cost $12,132,368).............................................   12,653,584
                                                                             -----------
FOREIGN NON-CONVERTIBLE BONDS--0.2%
Chile--0.2%
  Compania Sud Americana de Vapores
    SA 7.375%, 12/8/03 ......................... BBB                   140       139,125
  Petropower I Funding Trust 144A
    7.36%, 2/15/14 (d) ......................... BBB                   500       506,420


                       See Notes to Financial Statements

                          STRATEGIC ALLOCATION SERIES


                                                                  VALUE
                                                              --------------
TOTAL FOREIGN CONVERTIBLE BONDS                               $   645,545
  (Identified cost $637,268)                                  --------------


                                                      SHARES
                                                    ---------
COMMON STOCKS--68.0%
Banks (Major Regional)--5.9%
  AmSouth Bancorporation ........................    44,000       2,389,750
  Banc One Corp. ................................    81,300       4,415,606
  BankBoston Corp. ..............................    54,400       5,110,200
  Compass Bankshares, Inc. ......................    33,500       1,465,625
  Mellon Bank Corp. .............................    54,900       3,328,312
  NationsBank Corp. .............................    48,300       2,937,244
  Southtrust Corp. ..............................    30,000       1,903,125
  Washington Mutual, Inc. .......................    61,100       3,898,944
                                                                  ---------
                                                                 25,448,806
                                                                 ----------
Banks (Money Center)--1.6%
  BankAmerica Corp. .............................    79,000       5,767,000
  Citicorp ......................................     9,800       1,239,087
                                                                 ----------
                                                                  7,006,087
                                                                 ----------
Biotechnology--0.2%
  Centocor, Inc. (b) ............................    23,900         794,675
                                                                 ----------
Broadcasting (Television, Radio, & Cable)--0.7%
  Chancellor Media Corp. (b) ....................    40,800       3,044,700
                                                                 ----------
Chemicals (Specialty)--0.4%
  Solutia, Inc. (b) .............................    56,900       1,518,519
                                                                 ----------
Communications Equipment--2.7%
  Ciena Corp. (b) ...............................   101,100       6,179,737
  Lucent Technologies, Inc. .....................    66,500       5,311,688
                                                                -----------
                                                                 11,491,425
                                                                -----------
Computers (Hardware)--4.1%
  International Business Machines Corp. .........   167,200      17,482,850
                                                                -----------
Computers (Networking)--0.9%
  Cisco Systems, Inc. (b) .......................    66,750       3,721,313
                                                                -----------
Computers (Peripherals)--0.4%
  EMC Corp. (b) .................................    60,900       1,670,944
                                                                -----------
Computers (Software & Services)--4.6%
  Adaptec, Inc. (b) .............................   107,900       4,005,788
  BMC Software, Inc. (b) ........................   110,300       7,238,437
  Compuware Corp. (b) ...........................   170,500       5,456,000
  Edwards (J.D.) & Co. (b) ......................    76,800       2,265,600
  Yahoo!, Inc. (b) ..............................     9,300         644,025
                                                                -----------
                                                                 19,609,850
                                                                -----------
Distributors (Food & Health)--0.8%
  Cardinal Health, Inc. .........................    45,000       3,380,625
                                                                -----------
Electrical Equipment--2.0%
  General Electric Co. ..........................   116,700       8,562,862
                                                                -----------
Electronics (Instrumentation)--0.3%
  Linear Technology Corp. .......................    26,000       1,498,250
                                                                -----------
Electronics (Semiconductors)--1.6%
  National Semiconductor Corp. (b) ..............   143,600       3,724,625
  Texas Instruments, Inc. .......................    68,600       3,087,000
                                                                -----------
                                                                  6,811,625
                                                                -----------
Entertainment--1.1%
  Tele-Comm Liberty Media Group (b) .............   127,000       4,603,750
                                                                -----------
Financial (Diversified)--0.9%
  American Express Co. ..........................    42,600       3,802,050
                                                                -----------


                                                   SHARES          VALUE
                                                ----------    --------------
Health Care (Diversified)--2.3%
  Bristol-Myers Squibb Co. .................         42,400     $ 4,012,100
  Warner-Lambert Co. .......................         46,400       5,753,600
                                                                -----------
                                                                  9,765,700
                                                                -----------
Health Care (Drugs-Major Pharmaceuticals)--3.3%
  Lilly (Eli) & Co. ........................         39,600       2,757,150
  Pfizer, Inc. .............................        135,100      10,073,394
  Watson Pharmaceuticals, Inc. (b) .........         43,600       1,414,275
                                                                -----------
                                                                 14,244,819
                                                                -----------
Health Care (Hospital Management)--1.2%
  HBO & Co. ................................        111,600       5,356,800
                                                                -----------
Health Care (Long Term Care)--0.6%
  HEALTHSOUTH Corp. (b) ....................         93,600       2,597,400
                                                                -----------
Health Care (Medical Products & Supplies)--2.4%
  Guidant Corp. ............................         86,200       5,365,950
  Medtronic, Inc. ..........................         91,000       4,760,437
                                                                -----------
                                                                 10,126,387
                                                                -----------
Household Furn. & Appliances--0.8%
  Sunbeam Corp., Inc. ......................         84,300       3,551,138
                                                                -----------
Household Products (Non-Durables)--0.8%
  Colgate-Palmolive Co. ....................         46,300       3,403,050
                                                                -----------
Insurance (Life/Health)--0.6%
  UNUM Corp. ...............................         49,800       2,707,875
                                                                -----------
Insurance (Multi-Line)--1.4%
  Reliastar Financial Corp. ................         10,700         440,706
  Travelers Group, Inc. ....................        101,500       5,468,312
                                                                -----------
                                                                  5,909,018
                                                                -----------
Insurance (Property-Casualty)--1.0%
  Allstate Corp. ...........................         45,200       4,107,550
                                                                -----------
Investment Banking/Brokerage--0.5%
  Merrill Lynch & Co., Inc. ................         30,700       2,239,181
                                                                -----------
Machinery (Diversified)--0.6%
  Deere & Co. ..............................         47,800       2,787,338
                                                                -----------
Manufacturing (Diversified)--2.1%
  Tyco International Ltd. ..................        201,100       9,062,069
                                                                -----------
Oil (Domestic Integrated)--1.3%
  Tosco Corp. ..............................        147,600       5,581,125
                                                                -----------
Oil & Gas (Drilling & Equipment)--6.1%
  BJ Services Co. (b) ......................         43,800       3,150,862
  Cooper Cameron Corp. (b) .................         22,300       1,360,300
  Diamond Offshore Drilling, Inc. ..........         63,600       3,060,750
  Halliburton Co. ..........................        110,700       5,749,481
  Nabors Industries, Inc. (b) ..............         21,000         660,188
  Noble Drilling Corp. (b) .................         50,000       1,531,250
  Rowan Companies, Inc. (b) ................         42,500       1,296,250
  Schlumberger Ltd. ........................         78,100       6,287,050
  Transocean Offshore, Inc. ................         67,000       3,228,562
                                                                -----------
                                                                 26,324,693
                                                                -----------
Oil & Gas (Refining & Marketing)--0.4%
  Santa Fe International Corp. .............         41,200       1,676,325
                                                                -----------
Personal Care--1.6%
  Gillette Co. .............................         68,600       6,890,013
                                                                -----------
Retail (Building Supplies)--1.2%
  Home Depot, Inc. .........................         90,800       5,345,850
                                                                -----------
Retail (Drug Stores)--2.8%
  CVS Corp. ................................         92,200       5,906,563
  Rite Aid Corp. ...........................        101,000       5,927,437
                                                                -----------
                                                                 11,834,000
                                                                -----------


                        See Notes to Financial Statements

                           STRATEGIC ALLOCATION SERIES


                                                        SHARES        VALUE
                                                      ---------- --------------
Retail (Food Chains)--1.6%
  Safeway, Inc. (b) .................................  106,400    $  6,729,800
                                                                  ------------
Retail (General Merchandise)--1.2%
  Borders Group, Inc. (b) ...........................   98,300       3,078,019
  Staples, Inc. (b) .................................   74,800       2,075,700
                                                                  ------------
                                                                     5,153,719
                                                                  ------------
Telecommunications (Cellular/Wireless)--2.0%
  AirTouch Communications, Inc. (b) .................  208,100       8,649,156
                                                                  ------------
Telecommunications (Long Distance)--1.6%
  AT&T Corp. ........................................  108,600       6,651,750
                                                                  ------------
Tobacco--2.4%
  Philip Morris Companies, Inc. .....................  230,400      10,440,000
                                                                  ------------
TOTAL COMMON STOCKS
 (Identified cost $270,878,402) ..............................     291,583,087
                                                                  ------------
FOREIGN COMMON STOCKS--4.2%
Computers (Software & Services)--0.2%
  Baan Company NV (Netherlands) (b) .................   23,500         775,500
                                                                  ------------
Health Care (Drugs--Major Pharmaceuticals)--1.3%
  SmithKline Beecham PLC Sponsored ADR (United
    Kingdom) ........................................  107,200       5,514,100
                                                                  ------------
Health Care (Medical Products & Supplies)--0.4%
  Elan PLC Sponsored ADR (Ireland) (b) ..............   33,300       1,704,544
                                                                  ------------
Household Furn. & Appliances--1.3%
  Philips Electronics NV ADR NY Registered Shares
    (Netherlands) ...................................   96,500       5,838,250
                                                                  ------------
Oil (International Integrated)--1.0%
  Elf Aquitane SA Sponsored ADR (France) ............   74,300       4,355,838
                                                                  ------------
TOTAL FOREIGN COMMON STOCKS
 (Identified cost $20,374,337) ...............................      18,188,232
                                                                  ------------
TOTAL LONG-TERM INVESTMENTS--89.5%
 (Identified cost $362,898,185) ..............................     383,768,686
                                                                  ------------


                                                    STANDARD
                                                    & POOR'S       PAR
                                                     RATING       VALUE
                                                  (Unaudited)     (000)           VALUE
                                                 ------------- ---------- ------------------
SHORT-TERM OBLIGATIONS--9.0%
Commercial Paper--8.3%
  Kimberly-Clark Corp. 5.95%, 1/6/98 ........... A-1+           $ 2,500     $    2,497,934
  Exxon Imperial U.S., Inc. 6%, 1/7/98 ......... A-1+             3,575          3,571,425
  Greenwich Funding Corp. 5.91%,
    1/9/98 ..................................... A-1+             2,040          2,037,321
  BellSouth Telecommunications, Inc.
    5.95%, 1/12/98 ............................. A-1+             3,100          3,094,364
  Exxon Imperial U.S., Inc. 5.82%,
    1/13/98 .................................... A-1+             3,125          3,118,938
  Receivables Capital Corp. 6.10%,
    1/16/98 .................................... A-1+             2,625          2,618,328
  Coca-Cola Co. 5.75%, 1/21/98 ................. A-1+               700            697,764
  Receivables Capital Corp. 6.15%,
    1/23/98 .................................... A-1+             3,655          3,641,263
  Greenwich Funding Corp. 5.65%,
    1/26/98 .................................... A-1+             3,165          3,152,414
  Goldman Sachs & Co. 5.85%, 1/30/98 ........... A-1+             1,715          1,706,918
  Corporate Asset Funding Co. 5.61%,
    2/5/98 ..................................... A-1+             1,500          1,491,687
  Procter & Gamble Co. 5.63%, 2/11/98 .......... A-1+             3,000          2,980,764
  Preferred Receivables Funding Corp.
    5.53%, 2/23/98 ............................. A-1                110            109,073
  General Re Corp. 5.75%, 3/20/98 .............. A-1+             3,000          2,962,939
  CXC, Inc. 5.75%, 3/23/98 ..................... A-1+             2,000          1,974,580
                                                                            --------------
                                                                                35,655,712
                                                                            --------------
Federal Agency Securities--0.7%
  FHLMC 5.63%, 2/18/98 .....................................      3,068          3,044,970
                                                                            --------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $38,700,243).........................................         38,700,682
                                                                            --------------
TOTAL INVESTMENTS--98.5%
 (Identified cost $401,598,428)........................................        422,469,368(a)
  Cash and receivables, less liabilities--1.5% ........................          6,532,748
                                                                            --------------
NET ASSETS--100.0% ....................................................      $ 429,002,116
                                                                            ==============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $32,052,551 and gross depreciation of $11,596,384 for income tax purposes. At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $402,013,201.
(b) Non-income producing.
(c) As rated by Moody's, Fitch or Duff & Phelps.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997, these securities amounted to a value of $4,663,320 or 1.1% of net assets.
(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.


                       See Notes to Financial Statements

                          STRATEGIC ALLOCATION SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997


Assets
Investment securities at value (Identified cost $401,598,428) ........................    $422,469,368
Cash .................................................................................       2,671,147
Receivables
 Investment securities sold ..........................................................       8,005,713
 Interest and dividends ..............................................................       1,211,407
 Fund shares sold ....................................................................          66,797
                                                                                         -------------
  Total assets .......................................................................     434,424,432
                                                                                         -------------
Liabilities
Payables
 Investment securities purchased .....................................................       5,036,512
 Investment advisory fee .............................................................         207,000
 Financial agent fee .................................................................          21,424
 Trustees' fee .......................................................................           4,203
 Accrued expenses ....................................................................         153,177
                                                                                         -------------
  Total liabilities ..................................................................       5,422,316
                                                                                         -------------
Net Assets ...........................................................................    $429,002,116
                                                                                         =============
Net Assets Consist of:
 Capital paid in on shares of beneficial interest ....................................    $392,783,577
 Undistributed net investment income .................................................          32,496
 Accumulated net realized gain .......................................................      15,315,103
 Net unrealized appreciation .........................................................      20,870,940
                                                                                         -------------
Net Assets ...........................................................................    $429,002,116
                                                                                         =============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization .....      30,382,459
                                                                                         =============
Net asset value and offering price per share .........................................          $14.12
                                                                                         =============


STATEMENT OF OPERATIONS
For the year ended December 31, 1997

Investment Income
 Interest ................................................................     $ 8,529,705
 Dividends ...............................................................       2,774,712
                                                                               -----------
  Total investment income ................................................      11,304,417
                                                                               -----------
Expenses
 Investment advisory fee .................................................       2,344,369
 Financial agent fee .....................................................         242,113
 Printing ................................................................         106,007
 Custodian ...............................................................          91,588
 Professional ............................................................          27,532
 Trustees ................................................................          20,780
 Miscellaneous ...........................................................          29,418
                                                                               -----------
  Total expenses .........................................................       2,861,807
                                                                               -----------
Net investment income ....................................................       8,442,610
                                                                               -----------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized gain on securities .........................................      63,866,811
 Net realized loss on written options ....................................        (233,706)
 Net realized gain on foreign currency transactions ......................           5,916
 Net change in unrealized appreciation (depreciation) on investments .....       3,449,569
                                                                               -----------
Net gain on investments ..................................................      67,088,590
                                                                               -----------
Net increase in net assets resulting from operations .....................     $75,531,200
                                                                               ===========


                       See Notes to Financial Statements

                           STRATEGIC ALLOCATION SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                         Year Ended         Year Ended
                                                                                     December 31, 1997   December 31, 1996
                                                                                    ------------------- ------------------
From Operations
 Net investment income ............................................................     $  8,442,610       $  8,315,276
 Net realized gain ................................................................       63,639,021         25,851,907
 Net change in unrealized appreciation (depreciation) .............................        3,449,569         (2,475,007)
                                                                                       -------------      -------------
 Net increase in net assets resulting from operations .............................       75,531,200         31,692,176
                                                                                       -------------      -------------
From Distributions to Shareholders
 Net investment income ............................................................       (8,832,503)        (7,996,685)
 Net realized gains ...............................................................      (52,948,379)       (23,234,158)
                                                                                       -------------      -------------
 Decrease in net assets from distributions to shareholders ........................      (61,780,882)       (31,230,843)
                                                                                       -------------      -------------
From Share Transactions
 Proceeds from sales of shares (3,408,140 and 4,387,120 shares, respectively) .....       50,911,029         61,269,234
 Net asset value of shares issued from reinvestment of distributions
  (4,363,884 and 2,254,196 shares, respectively) ..................................       61,780,882         31,230,843
 Cost of shares repurchased (4,807,163 and 5,175,253 shares, respectively) ........      (71,683,788)       (72,555,884)
                                                                                       -------------      -------------
 Increase in net assets from share transactions ...................................       41,008,123         19,944,193
                                                                                       -------------      -------------
 Net increase in net assets .......................................................       54,758,441         20,405,526
Net Assets
 Beginning of period ..............................................................      374,243,675        353,838,149
                                                                                       -------------      -------------
 End of period (including undistributed net investment income of $32,496
  and $414,865, respectively) .....................................................     $429,002,116       $374,243,675
                                                                                       =============      =============


FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)


                                                    Year Ended December 31,
                                                       1997         1996
                                                   ------------ ------------
Net asset value, beginning of period .............   $13.65       $13.63
Income from investment operations
 Net investment income ...........................     0.32         0.32
 Net realized and unrealized gain (loss) .........     2.46         0.91
                                                     --------     --------
  Total from investment operations ...............     2.78         1.23
                                                     --------     --------
Less distributions
 Dividends from net investment income ............    (0.33)       (0.31)
 Dividends from net realized gains ...............    (1.98)       (0.90)
                                                    ---------    ---------
  Total distributions ............................    (2.31)       (1.21)
                                                    ---------    ---------
Change in net asset value ........................     0.47         0.02
                                                    ---------    ---------
Net asset value, end of period ...................   $14.12       $13.65
                                                    =========    =========
Total return .....................................    20.73%        9.05%
Ratios/supplemental data:
Net assets, end of period (thousands) ............ $429,002    $ 374,244
Ratio to average net assets of:
 Operating expenses ..............................     0.71%        0.70%
 Net investment income ...........................     2.09%        2.26%
Portfolio turnover rate ..........................      368%         287%
Average commission rate paid(4) ..................  $0.0547    $  0.0530

                                                                   Year Ended December 31,
                                                         1995                1994                1993
                                                   ---------------- ---------------------- ----------------
Net asset value, beginning of period .............       $12.68              $13.71              $12.86
Income from investment operations
 Net investment income ...........................         0.45                0.36(1)(3)          0.23(3)
 Net realized and unrealized gain (loss) .........         1.84               (0.56)               1.17
                                                      ---------         --------------        ------------
  Total from investment operations ...............         2.29               (0.20)               1.40
                                                      ---------         --------------        ------------
Less distributions
 Dividends from net investment income ............        (0.45)              (0.37)              (0.23)
 Dividends from net realized gains ...............        (0.89)              (0.46)              (0.32)
                                                      ---------         --------------        ------------
  Total distributions ............................        (1.34)              (0.83)              (0.55)
                                                      ---------         --------------        ------------
Change in net asset value ........................         0.95               (1.03)               0.85
                                                      ---------         --------------        ------------
Net asset value, end of period ...................       $13.63              $12.68              $13.71
                                                      =========         ==============        ============
Total return .....................................        18.22%              (1.45)%             11.02%
Ratios/supplemental data:
Net assets, end of period (thousands) ............     $353,838            $289,083            $256,011
Ratio to average net assets of:
 Operating expenses ..............................         0.67%(2)            0.74%               0.74%
 Net investment income ...........................         3.28%               2.71%               1.82%
Portfolio turnover rate ..........................          170%                220%                269%
Average commission rate paid(4) ..................          N/A                 N/A                  N/A

(1) Includes reimbursement of operating expenses by investment adviser of $0.001 per share.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(3) Computed using average shares outstanding.
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                       See Notes to Financial Statements

                              INTERNATIONAL SERIES

INVESTOR PROFILE

     Phoenix International Series is designed for long-term investors seeking potentially higher returns and greater diversification. Investors should note that foreign investments pose added risks, such as currency fluctuation, less public information and political and economic uncertainty.


INVESTMENT REVIEW

     The Fund returned 12.04% for the year ended December 31, 1997 compared with 1.78% for the MSCI EAFE Index and 5.44% for the Lipper International average for 421 funds. The Fund ranked in the 17th percentile of its mutual fund peer group for the year according to Lipper Analytics, Inc. and in the variable annuity peer group category, the Fund ranked in the 12th, 19th, and 11th percentiles for the one-, three- and five-year periods, respectively. All performance figures are stated in U.S. dollars, assume reinvestment of dividends and exclude the effect of sales charges. The MSCI total return figures are net of foreign withholding taxes.

     The Fund benefited from its overweighted positions in Europe and Latin America as well as currency hedges in the first part of the year. Performance was also helped by our small exposure to Japan and almost none to the rest of Asia.

     Within the EAFE Index, there was great divergence in returns among regions. Europe produced the best regional performance, gaining 23.80% when measured in U.S. dollars and 37.97% in local currency. Within Europe, Denmark, Germany, Italy, the Netherlands, Spain and Switzerland all gained more than 40%, with Portugal (which recently joined the core MSCI Europe Index) up an impressive 74.72% in local terms. France was up 30.08%, and the UK rose 27.54% in local currencies.

     Dragging down the EAFE index this year was the Far East region. Japan declined 23.67%; Hong Kong fell 23.29%; Malaysia dropped 68.26%. The entire region will continue to suffer from a lack of confidence until the extent of the bad debt problem is realized, and policies to reform the structural imbalances of the banking systems are put into place.

     Latin America, as well as some of the emerging markets of Europe and the Middle East, were the success stories of the past 12 months. The Fund's above-average exposure to Latin America has been additive to performance with the exception of November when turmoil in Asia spilled over into South America.


OUTLOOK

     We expect continued economic recovery in Europe, coupled with relatively low interest rates, to be helpful to stock markets in the months ahead. The longer-term trends of growth in the service sector, the application of technology and growth in financial services will continue to be well represented in the Fund.

     In Latin America, privatization and structural reform will help the telecommunications and electric utilities industries to become more efficient, and to meet future competition. We remain optimistic as to the long-term prospects for the region, particularly Brazil.

     In Japan, there are hopes for further fiscal stimulus later in the year, but major tax reform does not seem imminent. We expect to maintain minimal exposure until we see signs of change. In Asia, we need to see governments enacting changes in the law to make a cleaner, clearer financial system in order to have confidence that the existing problems are being resolved. When clear action starts to be taken, the markets will have a basis upon which to rebuild confidence in the region.

                              INTERNATIONAL SERIES


[TABULAR REPRESENTATION OF LINE CHART]

                                                                  MSCI EAFE
            International Series      MSCI EAFE Index*         excluding Japan

5/1/90          $10,000                   $10,000                  $10,000
12/31/90          9,190                     9,618                   10,014
12/31/91         10,997                    10,785                   11,608
12/31/92          9,589                     9,472                   11,270
12/31/93         13,274                    12,556                   15,498
12/31/94         13,278                    13,533                   15,379
12/31/95         14,552                    15,049                   18,541
12/31/96         17,265                    15,960                   22,514
12/31/97         19,344                    16,243                   25,891



   Average Annual Total Returns for Periods Ending 12/31/97
                                                                    From
                                                                  Inception
                                                                  5/1/90 to
                                          1 Year       5 Years    12/31/97
   ----------------------------------------------------------------------------
   International Series                   12.04%        15.07%        8.98%
   ----------------------------------------------------------------------------
   MSCI EAFE Index*                        1.78%        11.39%        6.53%
   ----------------------------------------------------------------------------


This chart assumes an initial gross investment of $10,000 made on 5/1/90 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

*The Morgan Stanley Capital International EAFE Index is an unmanaged but commonly used measure of foreign stock fund performance which includes net dividends reinvested. Total return figures are net of foreign withholding taxes. The EAFE index is an aggregate of 19 individual country indexes in Europe, Australia, New Zealand and the Far East.



                             SCHEDULE OF INVESTMENTS
                                December 31, 1997



                                                        SHARES         VALUE
                                                        -------        -----
FOREIGN COMMON STOCKS--95.8%
Argentina--1.9%
  Banco de Galicia y Buenos Aires SA de C.V.
    Sponsored ADR (Banks) ........................      69,000      $1,776,750
  Telefonica de Argentina SA Sponsored ADR
    (Utility--Telephone) .........................      52,650       1,961,213
                                                                    ----------
                                                                     3,737,963
                                                                    ----------
Australia--0.6%
  Westpac Banking Corporation Ltd. (Banks) .......     176,000       1,125,703
                                                                    ----------
Brazil--1.1%
  Telebras Sponsored ADR (Utility--Telephone).....      17,900       2,084,231
                                                                    ----------
Canada--3.5%
  Bank of Montreal (Banks) .......................      49,200       2,178,071
  Northern Telecom Ltd. (Communications
    Equipment) ...................................      52,400       4,655,947
                                                                    ----------
                                                                     6,834,018
                                                                    ----------
Finland--1.2%
  Raision Tehtaat Oy (Foods) .....................      19,700       2,340,673
                                                                    ----------
France--9.9%
  Alcatel Alsthom (Communications
    Equipment) ...................................      26,100       3,319,010
  Axa-UAP (Insurance (Multi-Line)) ...............      33,369       2,583,188


                                                        SHARES        VALUE
                                                        ------       --------
France--continued
  Banque Nationale de Paris (Banks) ..............      44,000      $2,339,772
  Coflexip SA (Oil & Gas (Drilling &
    Equipment)) ..................................      13,800       1,525,483
  GrandVision (Retail) ...........................      23,200         954,872
  Rhone-Poulenc (Healthcare (Diversified)) .......      43,800       1,962,911
  Societe Generale (Banks) .......................      14,200       1,935,570
  Total SA (Oil (Integrated)) ....................      42,500       4,627,398
                                                                    ----------
                                                                    19,248,204
                                                                    ----------
Germany--4.2%
  Adidas AG (Textiles (Apparel)) .................      20,350       2,677,870
  Deutsche Lufthansa AG Registered Shares
    (Airlines) ...................................     152,150       2,919,452
  Muenchener Rueckversicherungs-Gesellschaft
    AG (Insurance (Reinsurance)) .................       6,600       2,488,765
                                                                    ----------
                                                                     8,086,087
                                                                    ----------
Hong Kong--0.0%
  Henderson China Holding Ltd. (Real Estate) .....         828             663
                                                                    ----------
Hungary--0.7%
  Matav Rt. Sponsored ADR (Utility--
    Telephone) (b) ...............................      50,200       1,305,200
                                                                     ----------
Ireland--0.5%
  Elan Corp. PLC Sponsored ADR (Health Care
    (Diversified)) (b) ...........................      19,315          988,687
                                                                     ----------


                       See Notes to Financial Statements

                              INTERNATIONAL SERIES


                                                          SHARES        VALUE
                                                          -------      ---------
Italy--7.2%
  Banca Fideuram SPA (Financial (Diversified)).......     249,900    $ 1,094,728
  Ericsson SPA (Communications Equipment) ...........      42,000      1,833,941
  Istituto Mobiliare Italiano SPA (Banks) ...........     179,100      2,127,323
  La Fondiaria Assicurazioni (Insurance
    (Multi-Line)) (b) ...............................     221,700      1,191,264
  Mediolanum SPA (Financial (Diversified)) ..........      84,000      1,582,130
  Telecom Italia Mobile RNC
    (Telecommunications (Cellular/
    Wireless))(b) ...................................     406,000      1,155,082
  Telecom Italia Mobile SPA
    (Telecommunications (Cellular/Wireless)) ........     600,000      2,770,933
  Telecom Italia SPA (Utility--Telephone) ...........     356,000      2,275,344
                                                                     -----------
                                                                      14,030,745
                                                                     -----------
Japan--1.0%
  Credit Saison Co. Ltd. (Consumer Credit) ..........      22,700        562,171
  Nintendo Co. Ltd. (Leisure Time (Products)) .......       9,000        886,011
  Sankyo Co. Ltd. (Health Care (Drugs--Major
    Pharmaceuticals)) ...............................      18,000        408,395
                                                                     -----------
                                                                       1,856,577
                                                                     -----------
Mexico--5.3%
  Cemex SA de C.V. (Building Materials) (b) .........     185,000        982,163
  Coca-Cola Femsa SA Sponsored ADR
    (Beverages (Non-Alcoholic)) (c) .................      36,600      2,122,800
  Grupo Financiero Bancomer SA de C.V.
    (Banks) (b) .....................................   1,560,000      1,013,967
  Grupo Televisa SA Sponsored GDR
    (Publishing, Broadcasting & Printing) (b) .......      76,100      2,944,118
  Telefonos de Mexico SA Sponsored ADR
    (Utility--Telephone) ............................      56,700      3,178,744
                                                                     -----------
                                                                      10,241,792
                                                                     -----------
Netherlands--9.3%
  Benckiser NV Class B (Cosmetics &
    Soaps) (b) ......................................      28,000      1,158,840
  Getronics NV (Computers (Software &
    Services)) ......................................      85,500      2,724,596
  IHC Caland NV (Oil & Gas (Drilling &
    Equipment)) .....................................      37,700      1,956,413
  ING Groep NV (Financial (Diversified)) ............      68,000      2,864,641
  Oce NV (Office Equipment & Supplies) ..............      15,300      1,667,966
  VNU-Verenigde Bezit (Publishing) ..................     131,800      3,718,903
  Vendex International NV (Retail (General
    Merchandise)) ...................................      72,800      4,018,508
                                                                     -----------
                                                                      18,109,867
                                                                     -----------
Norway--0.6%
  Smedvig ASA A Shares (Oil Service) ................      56,200      1,189,241
                                                                     -----------
Poland--0.5%
  Amica Wronki SA (Manufacturing (Consumer
    Durables)) (b) ..................................      58,700       999,177
                                                                      ----------
Portugal--3.0%
  Brisa-Auto Estradas de Portugal SA (Utility--
    Toll Road) (b) ..................................       4,400        157,792
  Portugal Telecom SA (Utility--Telephone) ..........      58,400      2,712,816
  Telecel-Comunicacoes Pessoais SA
    (Telecommunications(Cellular/Wireless)) (b) .....      26,700      2,847,990
                                                                     -----------
                                                                       5,718,598
                                                                     -----------
Spain--4.7%
  Banco Santander SA (Banks) ........................      73,600      2,457,914
  Dragados & Construcciones SA
    (Construction) ..................................      47,500      1,011,299


                                                        SHARES          VALUE
                                                       --------       ----------
  Tabacalera SA (Tobacco) ...........................      33,000    $ 2,673,942
  Telefonica de Espana (Utility--Telephone) .........     107,300      3,062,387
                                                                     -----------
                                                                       9,205,542
                                                                     -----------
Sweden--0.5%
  Biora AB (Health Care (Medical Products &
    Supplies)) (b) ..................................      50,000        516,744
  Biora AB Sponsored ADR (Health Care
    (Medical Products & Supplies)) (b) ..............      19,000        394,250
                                                                     -----------
                                                                         910,994
                                                                     -----------
Switzerland--13.4%
  Ares-Serono Group Bearer Shares (Health
    Care (Diversified)) .............................       1,890      3,123,003
  Ciba Specialty Chemicals AG Registered
    Shares (Chemicals (Specialty)) (b) ..............      20,500      2,445,663
  Credit Suisse Group Registered Shares
    (Financial (Diversified)) .......................      21,400      3,316,010
  Novartis AG Registered Shares (Health Care
    (Drugs--Major Pharmaceuticals)) .................       4,010      6,516,078
  Roche Holding AG (Health Care (Diversified)).......         210      2,088,481
  Schweizerische Lebensversicherungs
    (Insurance (Life/Health)) .......................       4,550      3,578,231
  Zurich Versicherungs-Gesellschaft Registered
    Shares (Financial (Diversified)) ................      10,510      5,015,399
                                                                     -----------
                                                                      26,082,865
                                                                     -----------
United Kingdom--26.7%
  British Aerospace PLC (Aerospace/Defense) .........     155,500      4,454,920
  British Petroleum Co. PLC (Oil (Integrated)) ......     245,500      3,233,878
  British Petroleum Co. PLC Sponsored ADR
    (Oil (Integrated)) ..............................       9,000        717,188
  Compass Group PLC (Services (Catering)) ...........     194,000      2,375,119
  GKN PLC (Engineering) .............................     117,000      2,400,839
  Glaxo Wellcome PLC (Health Care) (Drugs--
    Major Pharmaceuticals)) .........................      90,580      2,143,394
  Granada Group PLC (Leisure Time
    (Products)) .....................................      80,000      1,233,503
  Kingfisher PLC (Retail (General
    Merchandise)) ...................................      66,800        932,144
  Legal & General Group PLC (Insurance (Life))            370,000      3,196,478
  Lloyds TSB Group PLC (Financial
    (Diversified)) ..................................     471,600      6,099,681
  Misys PLC (Computers (Software &
    Services)) ......................................      54,200      1,632,154
  Next PLC (Retail (General Merchandise)) ...........     337,000      3,837,486
  Norwich Union PLC (Insurance
    (Life/Health)) (b) ..............................     190,000      1,167,764
  Rentokil Initial PLC (Business Services) ..........     544,000      2,408,030
  Shell Transport & Trading Co. PLC (Oil
    (Integrated)) ...................................     459,000      3,334,680
  Siebe PLC (Electrical Equipment) ..................     120,000      2,251,111
  SmithKline Beecham PLC (Health Care
    (Drugs--Major Pharmaceuticals)) .................     201,220      2,071,139
  Stagecoach Holdings PLC (Transportation) ..........     142,700      1,970,138
  Vodafone Group PLC (Telecommunications
    (Cellular/Wireless)) ............................     368,200      2,687,127
  WPP Group PLC (Services (Advertising/
    Marketing)) .....................................     421,500      1,869,249
  Williams PLC (Manufacturing (Fire Safety/
    Security Products)) .............................     324,100      1,791,963
                                                                     -----------
                                                                      51,807,985
                                                                     -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $156,761,584) ................................    185,904,812
                                                                     -----------


                        See Notes to Financial Statements

                             INTERNATIONAL SERIES

                                                SHARES         VALUE
                                               --------   --------------
PREFERRED STOCKS--2.8%
Germany
  SAP AG-Vorzug Pfd. (Computers (Software &
    Services)) .............................   16,800      $  5,498,776
                                                           ------------
TOTAL PREFERRED STOCKS
  (Identified cost $4,087,384) ......................         5,498,776
                                                           ------------
WARRANTS--0.2%
France
  Rhone-Poulenc Warrant (Health Care
    (Diversified)) (b) .....................   90,300           310,717
                                                           ------------
TOTAL WARRANTS
  (Identified cost $296,963) ........................           310,717
                                                           ------------
TOTAL LONG-TERM INVESTMENTS--98.8%
  (Identified cost $161,145,931).....................       191,714,305
                                                           ------------


                                        STANDARD
                                        & POOR'S      PAR
                                         RATING      VALUE
                                      (Unaudited)    (000)           VALUE
                                     ------------- ---------    --------------
SHORT-TERM OBLIGATIONS--1.0%
Commercial Paper--0.5%
  Enterprise Funding Corp.
    5.73%, 2/25/98 ................. A-1+           $1,000       $    991,326
                                                                 ------------
Federal Agency Securities--0.5%
  Federal Home Loan Banks 5.80%,
    1/2/98 .........................                 1,065          1,064,828
                                                                 ------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $2,056,074)............................          2,056,154
                                                                 ------------
TOTAL INVESTMENTS--99.8%
  (Identified cost $163,202,005) .........................        193,770,459(a)
  Cash and receivables, less liabilities--0.2% ...........            338,016
                                                                 ------------
NET ASSETS--100.0% .......................................       $194,108,475
                                                                 ============

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $32,223,415 and gross depreciation of $3,242,545 for income tax purposes. At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $164,789,589.
(b) Non-income producing.
(c) All or a portion segregated as collateral.


                       See Notes to Financial Statements

                             INTERNATIONAL SERIES

                            INDUSTRY DIVERSIFICATION
                       As a Percentage of Total Value of
                          Total Long-Term Investments
                                  (Unaudited)


    Aerospace/Defense .....................................     2.3%
    Airlines ..............................................     1.5
    Banks .................................................     7.8
    Beverages (Non-Alcoholic) .............................     1.1
    Building Materials ....................................     0.5
    Business Services .....................................     1.3
    Chemicals (Specialty) .................................     1.3
    Communications Equipment ..............................     5.1
    Computers (Software & Services) .......................     5.1
    Construction ..........................................     0.5
    Consumer Credit .......................................     0.3
    Cosmetics & Soaps .....................................     0.6
    Electrical Equipment ..................................     1.2
    Engineering ...........................................     1.3
    Financial (Diversified) ...............................    10.4
    Foods .................................................     1.2
    Health Care (Diversified) .............................     4.4
    Health Care (Drugs--Major Pharmaceuticals) ............     5.8
    Health Care (Medical Products & Supplies) .............     0.5
    Insurance (Life) ......................................     1.7
    Insurance (Life/Health) ...............................     2.5
    Insurance (Multi-Line) ................................     2.0
    Insurance (Reinsurance) ...............................     1.3
    Leisure Time (Products) ...............................     1.1
    Manufacturing (Consumer Durables) .....................     0.5
    Manufacturing (Fire Safety/Security Products) .........     0.9
    Office Equipment & Supplies ...........................     0.9
    Oil (Integrated) ......................................     6.2
    Oil Service ...........................................     0.6
    Oil & Gas (Drilling & Equipment) ......................     1.8
    Publishing ............................................     2.0
    Publishing, Broadcasting & Printing ...................     1.5
    Real Estate............................................     0.0
    Retail ................................................     0.5
    Retail (General Merchandise) ..........................     4.6
    Services (Catering) ...................................     1.2
    Services (Advertising/Marketing) ......................     1.0
    Telecommunications(Cellular/Wireless) .................     4.9
    Textiles (Apparel) ....................................     1.4
    Tobacco ...............................................     1.4
    Transportation ........................................     1.0
    Utility--Telephone ....................................     8.7
    Utility--Toll Road ....................................     0.1
                                                              -----
                                                              100.0%
                                                              =====


                        See Notes to Financial Statements

                              INTERNATIONAL SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997


Assets
Investment securities at value (Identified cost $163,202,005) .....................    $193,770,459
Foreign currency at value (Identified cost $2,639) ................................           7,130
Cash ..............................................................................           3,017
Receivables
 Dividends and interest ...........................................................         103,367
 Investment securities sold .......................................................         234,223
 Tax reclaim ......................................................................          69,611
 Net unrealized appreciation on forward currency contracts ........................         398,807
                                                                                       ------------
  Total assets ....................................................................     194,586,614
                                                                                       ------------
Liabilities
Payables
 Investment securities purchased ..................................................           5,981
 Fund shares repurchased ..........................................................         126,217
 Custodian fee ....................................................................         128,949
 Investment advisory fee ..........................................................         121,142
 Financial agent fee ..............................................................           9,241
 Trustees' fee ....................................................................           2,158
 Accrued expenses .................................................................          84,451
                                                                                       ------------
  Total liabilities ...............................................................         478,139
                                                                                       ------------
Net Assets ........................................................................    $194,108,475
                                                                                       ============
Net Assets Consist of:
 Capital paid in on shares of beneficial interest .................................    $163,223,980
 Accumulated net investment loss ..................................................      (1,443,875)
 Accumulated net realized gain ....................................................       1,363,801
 Net unrealized appreciation ......................................................      30,964,569
                                                                                       ------------
Net Assets ........................................................................    $194,108,475
                                                                                       ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization ..      13,356,879
                                                                                       ============
Net asset value and offering price per share ......................................          $14.53
                                                                                       ============


STATEMENT OF OPERATIONS
For the year ended December 31, 1997


Investment Income
 Dividends ..............................................................................    $  2,488,729
 Interest ...............................................................................       1,051,955
 Foreign taxes withheld .................................................................        (233,017)
                                                                                             ------------
  Total investment income ...............................................................       3,307,667
                                                                                             ------------
Expenses
 Investment advisory fee ................................................................       1,434,773
 Financial agent fee ....................................................................         114,782
 Custodian ..............................................................................         239,772
 Printing ...............................................................................          65,961
 Professional ...........................................................................          30,539
 Trustees ...............................................................................          20,478
 Miscellaneous ..........................................................................          28,902
                                                                                             ------------
  Total expenses ........................................................................       1,935,207
                                                                                             ------------
Net investment income ...................................................................       1,372,460
                                                                                             ------------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized gain on securities ........................................................      16,403,468
 Net realized loss on foreign currency transactions .....................................      (2,521,930)
 Net change in unrealized appreciation (depreciation) on investments ....................       6,575,085
 Net change in unrealized appreciation (depreciation) on foreign currency and
  foreign currency transactions                                                              ------------
                                                                                                 (676,642)
Net gain on investments .................................................................      19,779,981
                                                                                             ------------
Net increase in net assets resulting from operations ....................................    $ 21,152,441
                                                                                             ============


                       See Notes to Financial Statements

                              INTERNATIONAL SERIES


STATEMENT OF CHANGES IN NET ASSETS


                                                                                             Year Ended         Year Ended
                                                                                         December 31, 1997   December 31, 1996
                                                                                        ------------------- ------------------
From Operations
 Net investment income ................................................................    $   1,372,460      $   1,238,905
 Net realized gain ....................................................................       13,881,538         12,048,984
 Net change in unrealized appreciation (depreciation) .................................        5,898,443         13,071,593
                                                                                           -------------      -------------
 Net increase in net assets resulting from operations .................................       21,152,441         26,359,482
                                                                                           -------------      -------------
From Distributions to Shareholders
 Net investment income ................................................................       (2,638,818)        (2,156,537)
 Net realized gains ...................................................................      (18,496,435)        (3,811,548)
 In excess of net investment income ...................................................               --           (272,380)
 In excess of accumulated net realized gains ..........................................         (204,295)                --
                                                                                           -------------      -------------
 Decrease in net assets from distributions to shareholders ............................      (21,339,548)        (6,240,465)
                                                                                           -------------      -------------
From Share Transactions
 Proceeds from sales of shares (3,308,827 and 3,516,722 shares, respectively) .........       50,646,953         48,544,295
 Net asset value of shares issued from reinvestment of distributions (1,433,541 and 435,075
  shares, respectively) ...............................................................       21,339,548          6,240,465
 Cost of shares repurchased (3,280,469 and 2,645,302 shares, respectively) ............      (50,358,574)       (36,690,696)
                                                                                           -------------      -------------
 Increase in net assets from share transactions .......................................       21,627,927         18,094,064
                                                                                           -------------      -------------
 Net increase in net assets ...........................................................       21,440,820         38,213,081
Net Assets
 Beginning of period ..................................................................      172,667,655        134,454,574
                                                                                           -------------      -------------
 End of period (including accumulated net investment loss and undistributed net
 investment income of ($1,443,875) and $1,390,579, respectively) ......................    $ 194,108,475      $ 172,667,655
                                                                                           =============      =============

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding through the indicated period)


                                                        Year Ended December 31,
                                                         1997             1996
                                                   ---------------- ------------
Net asset value, beginning of period .............     $14.52            $12.70
Income from investment operations
 Net investment income ...........................       0.12(3)           0.11(3)
 Net realized and unrealized gain (loss) .........       1.61              2.25
                                                      --------         ---------
  Total from investment operations ...............       1.73              2.36
                                                      --------         ---------
Less distributions
 Dividends from net investment income ............      (0.22)            (0.19)
 Dividends from net realized gains ...............      (1.50)            (0.33)
 In excess of net investment income ..............         --             (0.02)
                                                      --------         ---------
  Total distributions ............................      (1.72)            (0.54)
                                                      --------         ---------
Change in net asset value ........................       0.01              1.82
                                                      --------         ---------
Net asset value, end of period ...................     $14.53            $14.52
                                                     =========        ==========
Total return .....................................      12.04%            18.65%
Ratio/supplemental data:
Net assets, end of period (thousands) ............   $194,108          $172,668
Ratio to average of net assets of:
 Operating expenses ..............................       1.01%             1.04%
 Net investment income ...........................       0.72%             0.80%
Portfolio turnover rate ..........................        184%              142%
Average commission rate paid(2) ..................    $0.0181           $0.0213

                                                                   Year Ended December 31,
                                                         1995             1994                1993
                                                   ---------------- ---------------- --------------------
Net asset value, beginning of period .............       $11.85           $12.21           $8.82
Income from investment operations
 Net investment income ...........................         0.12(3)          0.08(3)         0.07(1)(3)
 Net realized and unrealized gain (loss) .........         1.02            (0.07)           3.32
                                                      ----------       ----------        --------
  Total from investment operations ...............         1.14             0.01            3.39
                                                      ----------       ----------        --------
Less distributions
 Dividends from net investment income ............        (0.04)           (0.03)             --
 Dividends from net realized gains ...............        (0.25)           (0.34)             --
 In excess of net investment income ..............           --               --              --
                                                      ----------     ------------        --------
  Total distributions ............................        (0.29)           (0.37)             --
                                                      ----------     ------------        --------
Change in net asset value ........................         0.85            (0.36)           3.39
                                                      ----------       ----------        --------
Net asset value, end of period ...................       $12.70           $11.85          $12.21
                                                      ==========       ==========        ========
Total return .....................................         9.59%            0.03%          38.44%
Ratio/supplemental data:
Net assets, end of period (thousands) ............     $134,455         $134,627         $61,242
Ratio to average of net assets of:
 Operating expenses ..............................         1.07%            1.10%           1.15%
 Net investment income ...........................         0.95%            0.64%           0.49%
Portfolio turnover rate ..........................          249%             172%            193%
Average commission rate paid(2) ..................          N/A              N/A             N/A

(1) Includes reimbursement of operating expenses by investment adviser of $0.05.
(2) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(3) Computed using average shares outstanding.


                       See Notes to Financial Statements

                                BALANCED SERIES

INVESTOR PROFILE

     Phoenix Balanced Series is designed for investors seeking long-term capital and current income from a balanced investment in stocks, bonds and cash.


INVESTMENT REVIEW

     For the 12 months ended December 31, 1997, the Fund and its benchmark returned 17.93% and 21.95%, respectively. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

     Despite increased volatility in the fourth quarter, 1997 was another good year for U.S. investors. In fact, the Dow Jones Industrial Average ended the year at more than 10 times its 1982 low. Overseas, however, the picture was not as bright: high jobless rates continued in Europe, turmoil continues in the Middle East and Latin America is recovering slowly. The surprise was the collapse of many markets in the Asia-Pacific region. While it will be some time before we see the real impact of the Asian problems on the earnings of domestic and global companies, the U.S. market reacted to the uncertainty with a violent rotation to defensive issues. The strongest sectors in the fourth quarter were communication services, utilities and consumer staples--slow but steady growers.

     Positive contributors to overall results during 1997 included strong stock selection in the consumer staples, energy and capital goods sectors, in addition to our modest overweighting in the strongly performing financial services sector. With interest rates trending downward since mid-April, our decision to raise the average duration of the portfolio's bond holdings also boosted returns. Areas which held back performance during this period included the relative underperformance of some of our technology and health-care holdings as well as an underweighted position in communication services.


OUTLOOK

     While our long-term outlook remains constructive, there are more reasons than ever to maintain a cautious investment posture. On the positive side, the economy continues to grow at a healthy, sustainable pace; inflation remains benign; and the overall outlook for corporate earnings is still upbeat. On the other hand, analysts' estimates for 1998 earnings are probably too high, and we believe that the frequency of earnings disappointments will increase.

     Our stock selection continues to focus on firms that possess above-average earnings growth potential, superior management and global opportunities outside Asia. We expect interest rates to continue to trend down and would not be surprised if the Fed actually cut rates during the year, which would partially offset the negative impact of slightly slower earnings growth on equity prices. While the Asian "meltdown" introduces a new element of uncertainty in the outlook for the financial markets, we do not believe the real impact will be great. Health-care, financial services and technology continue to be the sectors in which we have the greatest confidence for exceptional long-term growth.

                                BALANCED SERIES


[TABULAR REPRESENTATION OF LINE CHART]


             Balanced Benchmark*   Balanced Series

5/1/92           $10,000              $10,000
12/31/92          10,712               10,972
12/31/93          11,702               11,912
12/31/94          11,725               11,579
12/31/95          14,917               14,274
12/31/96          17,056               15,782
12/31/97          20,800               18,612



     Average Annual Total Returns for Periods Ending 12/31/97
                                                                      From
                                                                    Inception
                                                                    5/1/92 to
                                         1 Year       5 Years       12/31/97
     ---------------------------------------------------------------------------
     Balanced Series                       17.93%        11.15%       11.58%
     ---------------------------------------------------------------------------
     Balanced Benchmark*                   21.95%        14.19%       13.79%
     ---------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 5/1/92 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

*The Balanced Benchmark is calculated based upon the performance of the following indices: 55% S&P 500/35% Lehman Brothers Aggregate Bond Index/10% 90-day Treasury Bills and is produced by Frank Russell Company.


                            SCHEDULE OF INVESTMENTS
                               December 31, 1997


                                                    STANDARD
                                                    & POOR'S            PAR
                                                     RATING            VALUE
                                                  (Unaudited)          (000)            VALUE
                                                ---------------   --------------   ---------------
U.S. GOVERNMENT AND AGENCY SECURITIES--12.6%
U.S. Treasury Notes--9.7%
  U.S. Treasury Notes 6.375%,
    5/15/99 .................................   AAA                   $3,775       $3,809,209
  U.S. Treasury Notes 6.875%,
    3/31/00 .................................   AAA                    3,100        3,176,074
  U.S. Treasury Notes 6%, 8/15/00 ...........   AAA                    1,700        1,712,218
  U.S. Treasury Notes 6.625%,
    6/30/01 .................................   AAA                    2,280        2,344,125
  U.S. Treasury Notes 6.50%,
    8/15/05 .................................   AAA                    1,550        1,616,883
  U.S. Treasury Notes 6.50%,
    10/15/06 ................................   AAA                    9,235        9,668,306
                                                                                   ----------
                                                                                   22,326,815
                                                                                   ----------
Agency Mortgage-Backed Securities--2.9%
  FNMA 6.85%, 5/17/20 .......................   AAA                    1,700        1,744,094
  GNMA 6.50%, '23-'24 .......................   AAA                    5,020        5,004,931
                                                                                   ----------
                                                                                    6,749,025
                                                                                   ----------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
  (Identified cost $28,536,332)...............................................     29,075,840
                                                                                   ----------
MUNICIPAL BONDS--3.4%
California--1.4%
  California State Department Water
    System Series S 5%, 12/1/29 .............   AA                       450          437,521
  Kern County Pension Obligation
    Taxable 7.26%, 8/15/14 ..................   AAA                      420          446,183

                                                    STANDARD
                                                    & POOR'S            PAR
                                                     RATING            VALUE
                                                  (Unaudited)          (000)            VALUE
                                                ---------------   --------------   ---------------
California--continued
  L.A. County Public Works
    Financing Authority Series A
    5.125%, 12/1/29 .........................   AAA                   $  685       $  672,999
  Long Beach Pension Obligation
    Taxable 6.87%, 9/1/06 ...................   AAA                      230          239,285
  Orange County Pension Series A
    Taxable 7.62%, 9/1/08 ...................   AAA                      650          714,142
  San Bernardino County Pension
    Obligation Revenue Taxable
    6.94%, 8/1/09 ...........................   AAA                      300          313,830
  San Bernardino County Pension
    Obligation Revenue Taxable
    6.87%, 8/1/08 ...........................   AAA                      110          114,331
  Ventura County Pension Obligation
    Taxable 6.54%, 11/1/05 ..................   AAA                      260          265,054
                                                                                   ----------
                                                                                    3,203,345
                                                                                   ----------
Florida--0.8%
  Florida State Department of
    Transportation Series A 5%,
    7/1/27 ..................................   AA+                      545          530,367
  Miami Beach Special Obligation
    Taxable 8.60%, 9/1/21 ...................   AAA                      875          988,286
  University of Miami Exchangeable
    Revenue Series A Taxable
    7.65%, 4/1/20 ...........................   AAA                      270          284,988
                                                                                   ----------
                                                                                    1,803,641
                                                                                   ----------


                        See Notes to Financial Statements

                                BALANCED SERIES


                                                  STANDARD
                                                  & POOR'S            PAR
                                                   RATING            VALUE
                                                (Unaudited)          (000)            VALUE
                                              ---------------   --------------   ---------------
Massachusetts--0.2%
  Massachusetts State Water
    Authority Series D 5%, 8/1/24 .........   AAA                   $  545       $  529,457
                                                                                 ----------
Texas--0.3%
  Houston Water & Sewer
    Refunding, Jr. Lien, Series D
    5%, 12/1/25 ...........................   AAA                      685          669,978
                                                                                 ----------
Virginia--0.4%
  Newport News Series B Taxable
    7.05%, 1/15/25 ........................   AA-                    1,000        1,008,910
                                                                                 ----------
Washington--0.3%
  Washington State Series E Taxable
    5%, 7/1/22 ............................   AA+                      685          673,677
                                                                                 ----------
TOTAL MUNICIPAL BONDS
  (Identified cost $7,652,600)..............................................      7,889,008
                                                                                 ----------
NON-CONVERTIBLE BONDS--7.2%
Asset-Backed Securities--1.7%
  AESOP Funding II LLC 144A 97-1,
    A2 6.40%, 10/20/03 (c) ................   AAA                    1,200        1,209,750
  Capita Equipment Receivables Trust
    97-1, B 6.45%, 8/15/02 ................   A+                       770          771,203
  Chase Credit Card Master Trust
    97-2, A 6.30%, 4/15/03 ................   AAA                      350          352,584
  Fleetwood Credit Corp. 96-B, A
    6.90%, 3/15/12 ........................   AAA                      582          587,315
  Green Tree Financial Corp. 96-2,
    M1 7.60%, 4/15/27 .....................   AA-                      675          704,109
  Newcourt Receivables Asset Trust
    97-1, A3 6.11%, 5/21/01 ...............   AAA                      190          190,030
                                                                                 ----------
                                                                                  3,814,991
                                                                                 ----------
Non-Agency Mortgage-Backed Securities--5.1%
  CS First Boston Mortgage
    Securities Corp. 95-AE, B
    7.182%, 11/25/27 ......................   AA-                      425          427,922
  CS First Boston Mortgage
    Securities Corp. 97-C2, B
    6.72%, 1/17/35 ........................   Aa(d)                  2,000        2,012,500
  DLJ Mortgage Acceptance Corp.
    96-CF1, A1B 144A 7.58%,
    3/13/28 (c) ...........................   AAA                      400          423,625
  First Union Lehman Bros. 97-C1, B
    7.43%, 4/18/29 ........................   Aa(d)                    930          973,884
  G.E. Capital Mortgage Services,
    Inc. 96-8, M 7.25%, 5/25/26 ...........   AA                       246          248,333
  Lehman Large Loan 97-LL1, B
    6.95%, 3/12/07 ........................   AA                       825          844,980
  Nationslink Funding Corp. 96-1, B
    7.69%, 12/20/05 .......................   AA                       450          478,547
  Norwest Asset Securities Corp.
    96-9, A15 7.75%, 1/25/27 ..............   Aaa(d)                 2,000        2,079,375
  Residential Asset Securitization
    Trust 96-A8, A1 8%, 12/25/26 ..........   AAA                      462          468,691
  Residential Funding Mortgage
    Securities I 96-S1, A11 7.10%,
    1/25/26 ...............................   AAA                    1,000        1,012,188
  Residential Funding Mortgage
    Securities I 96-S4, M1 7.25%,
    2/25/26 ...............................   AA                       982          993,577
  Residential Funding Mortgage
    Securities I 96-S8, A4 6.75%,
    3/25/11 ...............................   AAA                      651          655,476
  Resolution Trust Corp. 93-C1, B
    8.75%, 5/25/24 ........................   Aa(d)                    195          195,496

                                                  STANDARD
                                                  & POOR'S            PAR
                                                   RATING            VALUE
                                                (Unaudited)          (000)            VALUE
                                              ---------------   --------------   ---------------
Non-Agency Mortgage-Backed Securities--continued
  Resolution Trust Corp. 95-2, M1
    7.15%, 5/25/29 ........................   Aa(d)                 $  531       $  540,275
  Structured Asset Securities Corp.
    93-C1, B 6.60%, 10/25/24 ..............   A+                       525          514,542
                                                                                 ----------
                                                                                 11,869,411
                                                                                 ----------
Paper & Forest Products--0.3%
  Buckeye Cellulose Corp. 8.50%,
    12/15/05 ..............................   BB-                      700          721,000
                                                                                 ----------
Truckers--0.1%
  Teekay Shipping Corp. 8.32%, 2/1/08         BB                       230          234,600
                                                                                 ----------
TOTAL NON-CONVERTIBLE BONDS
  (Identified cost $16,414,402).............................................     16,640,002
                                                                                 ----------
FOREIGN GOVERNMENT SECURITIES--8.0%
Argentina--0.6%
  Republic of Argentina Bearer FRB
    6.688%, 3/31/05 (e) ...................   BB                     1,507        1,347,060
                                                                                 ----------
Brazil--0.8%
  Republic of Brazil C Bond, PIK
    interest capitalization, 8%,
    4/15/14 (e) ...........................   BB-                       91           72,333
  Republic of Brazil DCB-L Bearer
    Euro 6.75%, 4/15/12 (e) ...............   BB-                      425          323,531
  Republic of Brazil NMB-L Bearer
    6.75%, 4/15/09 ........................   BB-                    1,780        1,438,463
                                                                                 ----------
                                                                                  1,834,327
                                                                                 ----------
Bulgaria--0.3%
  Bulgaria FLIRB Series A Bearer
    Euro 2.25%, 7/28/12 (e) ...............   B(d)                   1,165          709,194
                                                                                 ----------
Colombia--0.6%
  Republic of Colombia 7.25%,
    2/15/03 ...............................   BBB-                     610          591,700
  Republic of Colombia Yankee
    7.25%, 2/23/04 ........................   BBB-                     825          778,594
                                                                                 ----------
                                                                                  1,370,294
                                                                                 ----------
Croatia--0.3%
  Croatia Series A 6.625%, 7/31/10 (e)        BBB-                     775          682,000
                                                                                 ----------
Ecuador--0.6%
  Ecuador Bearer PDI Euro, PIK
    interest capitalization, 6.688%,
    2/27/15 (e) ...........................   B(d)                   1,914        1,270,058
                                                                                 ----------
Mexico--1.0%
  United Mexican States Global Bond
    11.50%, 5/15/26 .......................   BB                     2,005        2,372,416
                                                                                 ----------
Panama--0.6%
  Panama 8.875%, 9/30/27 ..................   BB+                    1,510        1,420,910
                                                                                 ----------
Peru--0.5%
  Peru PDI 4%, 3/7/17 (e) .................   BB                     1,900        1,249,250
                                                                                 ----------
Poland--0.8%
  Poland Bearer PDI 4%, 10/27/14 (e)          BBB-                   1,450        1,256,062
  Poland Discount Euro 6.688%,
    10/27/24 (e) ..........................   BBB-                     600          584,625
                                                                                 ----------
                                                                                  1,840,687
                                                                                 ----------
Russia--1.3%
  Russia Interest Notes Series US
    144A 6.719%, 12/15/15 (c)(e) ..........   NR                     4,335        3,077,850
                                                                                 ----------
Venezuela--0.6%
  Republic of Venezuela 9.25%,
    9/15/27 ...............................   B+                     1,595        1,426,528
                                                                                 ----------



                        See Notes to Financial Statements

                                BALANCED SERIES

                                                                       VALUE
                                                                     ----------
  TOTAL FOREIGN GOVERNMENT SECURITIES
     (Identified cost $17,837,553)..............................    $18,600,574
                                                                    -----------


                                              STANDARD
                                              & POOR'S       PAR
                                               RATING       VALUE
                                            (Unaudited)     (000)
                                           -------------   -------
FOREIGN NON-CONVERTIBLE BONDS--0.2%
Chile--0.2%
  Compania Sud Americana de
    Vapores SA 7.375%, 12/8/03 .........   BBB             $120      119,250
  Petropower I Funding Trust 144A
    7.36%, 2/15/14 (c) .................   BBB              350      354,494
                                                                     -------
                                                                     473,744
                                                                     -------
  TOTAL FOREIGN NON-CONVERTIBLE BONDS
    (Identified cost $467,658)..................................     473,744
                                                                     -------

                                                      SHARES
                                                     ---------

COMMON STOCKS--53.2%
Banks (Major Regional)--4.3%
  AmSouth Bancorporation ........................    8,300        450,794
  Banc One Corp. ................................   39,100      2,123,619
  BankBoston Corp. ..............................   23,800      2,235,712
  Compass Bankshares, Inc. ......................    6,400        280,000
  Mellon Bank Corp. .............................   23,500      1,424,688
  NationsBank Corp. .............................   22,400      1,362,200
  Southtrust Corp. ..............................   12,000        761,250
  Washington Mutual, Inc. .......................   20,500      1,308,156
                                                                ---------
                                                                9,946,419
                                                                ---------
Banks (Money Center)--1.2%
  BankAmerica Corp. .............................   23,500      1,715,500
  Citicorp ......................................    8,700      1,100,006
                                                                ---------
                                                                2,815,506
                                                                ---------
Biotechnology--0.3%
  Centocor, Inc. (b) ............................   23,100        768,075
                                                                ---------
Broadcasting (Television, Radio, & Cable)--0.3%
  Chancellor Media Corp. (b) ....................    8,800        656,700
                                                                ---------
Chemicals (Specialty)--0.3%
  Solutia, Inc. (b) .............................   29,900        797,956
                                                                ---------
Communications Equipment--1.6%
  Ciena Corp. (b) ...............................   35,600      2,176,050
  Lucent Technologies, Inc. .....................   19,400      1,549,575
                                                                ---------
                                                                3,725,625
                                                                ---------
Computers (Hardware)--3.0%
  International Business Machines Corp. .........   66,700      6,974,319
                                                                ---------
Computers (Networking)--0.4%
  Cisco Systems, Inc. (b) .......................   17,850        995,138
                                                                ---------
Computers (Peripherals)--0.3%
  EMC Corp. (b) .................................   25,900        710,631
                                                                ---------
Computers (Software & Services)--3.7%
  Adaptec, Inc. (b) .............................   57,600      2,138,400
  BMC Software, Inc. (b) ........................   47,600      3,123,750
  Compuware Corp. (b) ...........................   69,000      2,208,000
  Edwards (J.D.) & Co. (b) ......................   24,900        734,550
  Yahoo!, Inc. (b) ..............................    5,200        360,100
                                                                ---------
                                                                8,564,800
                                                                ---------
Distributors (Food & Health)--0.9%
  Cardinal Health, Inc. .........................   27,100      2,035,887
                                                                ---------
Electrical Equipment--1.2%
  General Electric Co. ..........................   38,400      2,817,600
                                                                ---------


                                                    SHARES        VALUE
                                                   --------   -------------
Electronics (Instrumentation)--0.3%
  Linear Technology Corp. ......................   10,000      $  576,250
                                                               ----------
Electronics (Semiconductors)--1.4%
  National Semiconductor Corp. (b) .............   76,500       1,984,219
  Texas Instruments, Inc. ......................   27,400       1,233,000
                                                               ----------
                                                                3,217,219
                                                               ----------
Entertainment--0.9%
  Tele-Comm Liberty Media Group (b) ............   59,600       2,160,500
                                                               ----------
Financial (Diversified)--0.6%
  American Express Co. .........................   15,400       1,374,450
                                                               ----------
Health Care (Diversified)--2.0%
  Bristol-Myers Squibb Co. .....................   22,400       2,119,600
  Warner-Lambert Co. ...........................   19,500       2,418,000
                                                               ----------
                                                                4,537,600
                                                               ----------
Health Care (Drugs--Major Pharmaceuticals)--3.1%
  Lilly (Eli) & Co. ............................   15,900       1,107,037
  Pfizer, Inc. .................................   64,800       4,831,650
  Watson Pharmaceuticals, Inc. (b) .............   40,500       1,313,719
                                                               ----------
                                                                7,252,406
                                                               ----------
Health Care (Hospital Management)--1.0%
  HBO & Co. ....................................   45,800       2,198,400
                                                               ----------
Health Care (Long Term Care)--0.6%
  HEALTHSOUTH Corp. (b) ........................   51,200       1,420,800
                                                               ----------
Health Care (Medical Products & Supplies)--1.6%
  Guidant Corp. ................................   34,400       2,141,400
  Medtronic, Inc. ..............................   30,200       1,579,837
                                                               ----------
                                                                3,721,237
                                                               ----------
Household Furn. & Appliances--0.6%
  Sunbeam Corp., Inc. ..........................   33,800       1,423,825
                                                               ----------
Household Products (Non-Durables)--0.7%
  Colgate-Palmolive Co. ........................   20,800       1,528,800
                                                               ----------
Insurance (Life/Health)--0.3%
  UNUM Corp. ...................................   14,000         761,250
                                                               ----------
Insurance (Multi-Line)--1.3%
  Reliastar Financial Corp. ....................    4,600         189,463
  Travelers Group, Inc. ........................   52,800       2,844,600
                                                               ----------
                                                                3,034,063
                                                               ----------
Insurance (Property-Casualty)--0.9%
  Allstate Corp. ...............................   22,700       2,062,862
                                                               ----------
Investment Banking/Brokerage--0.3%
  Merrill Lynch & Co., Inc. ....................    9,300         678,319
                                                               ----------
Machinery (Diversified)--0.6%
  Deere & Co. ..................................   25,100       1,463,644
                                                               ----------
Manufacturing (Diversified)--1.7%
  Tyco International Ltd. ......................   84,900       3,825,806
                                                               ----------
Oil (Domestic Integrated)--1.1%
  Tosco Corp. ..................................   64,100       2,423,781
                                                               ----------
Oil & Gas (Drilling & Equipment)--4.8%
  BJ Services Co. (b) ..........................   18,700       1,345,231
  Cooper Cameron Corp. (b) .....................    8,800         536,800
  Diamond Offshore Drilling, Inc. ..............   27,200       1,309,000
  Halliburton Co. ..............................   45,700       2,373,544
  Nabors Industries, Inc. (b) ..................    7,800         245,213
  Noble Drilling Corp. (b) .....................   18,700         572,687
  Rowan Companies, Inc. (b) ....................   16,900         515,450
  Schlumberger Ltd. ............................   33,400       2,688,700
  Transocean Offshore, Inc. ....................   28,700       1,382,981
                                                               ----------
                                                               10,969,606
                                                               ----------


                       See Notes to Financial Statements

                                BALANCED SERIES

                                                     SHARES         VALUE
                                                    --------   --------------
Oil & Gas (Refining & Marketing)--0.3%
  Santa Fe International Corp. ....................  18,300     $    744,581
                                                                ------------

Personal Care--1.3%
  Gillette Co. ....................................  29,700        2,982,994
                                                                ------------
Retail (Building Supplies)--0.9%
  Home Depot, Inc. ................................  35,550        2,093,006
                                                                ------------
Retail (Drug Stores)--2.1%
  CVS Corp. .......................................  36,400        2,331,875
  Rite Aid Corp. ..................................  41,600        2,441,400
                                                                ------------
                                                                   4,773,275
                                                                ------------
Retail (Food Chains)--1.3%
  Safeway, Inc. (b) ...............................  46,100        2,915,825
                                                                ------------
Retail (General Merchandise)--1.0%
  Borders Group, Inc. (b) .........................  30,700          961,294
  Staples, Inc. (b) ...............................  50,900        1,412,475
                                                                ------------
                                                                   2,373,769
                                                                ------------
Telecommunications (Cellular/Wireless)--1.5%
  AirTouch Communications, Inc. (b) ...............  85,300        3,545,281
                                                                ------------
Telecommunications (Long Distance)--1.9%
  AT&T Corp. ......................................  73,000        4,471,250
                                                                ------------
Tobacco--1.6%
  Philip Morris Companies, Inc. ...................  80,800        3,661,250
                                                                ------------
TOTAL COMMON STOCKS
  (Identified cost $112,342,089)..........................       123,000,705
                                                                ------------
FOREIGN COMMON STOCKS--3.7%
Computers (Software & Services)--0.2%
  Baan Company NV (Netherlands) (b) ...............   9,500          313,500
                                                                ------------
Health Care (Drugs--Major Pharmaceuticals)--0.9%
  SmithKline Beecham PLC Sponsored ADR
    (United Kingdom) ..............................  40,700        2,093,506
                                                                ------------
Health Care (Medical Products & Supplies)--0.3%
  Elan PLC Sponsored ADR (Ireland) (b)               13,600          696,150
                                                                ------------
Household Furn. & Appliances--1.5%
  Philips Electronics NV ADR NY Registered
    (Netherlands) .................................  57,600        3,484,800
                                                                ------------
Oil (International Integrated)--0.8%
  Elf Aquitane Sponsored ADR (France) .............  32,300        1,893,588
                                                                ------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $9,129,222)............................         8,481,544
                                                                ------------
TOTAL LONG-TERM INVESTMENTS--88.3%
  (Identified cost $192,379,856)..........................       204,161,417
                                                                ------------


                                             STANDARD
                                             & POOR'S        PAR
                                              RATING        VALUE
                                           (Unaudited)      (000)            VALUE
                                          -------------   --------   --------------------
SHORT-TERM OBLIGATIONS--11.3%
Commercial Paper--8.3%
  General Electric Capital Corp.
    6.25%, 1/5/98 ....................... A-1+             $  825      $      824,427
  Greenwich Funding Corp. 5.91%,
    1/9/98 .............................. A-1+              2,300           2,296,979
  Receivables Capital Corp. 5.90%,
    1/9/98 .............................. A-1+                 92              91,879
  Exxon Imperial U.S., Inc. 5.82%,
    1/13/98 ............................. A-1+              3,000           2,994,180
  AlliedSignal, Inc. 5.87%, 1/15/98 ..... A-1               2,405           2,399,510
  Receivables Capital Corp. 6.15%,
    1/23/98 ............................. A-1+              2,500           2,490,604
  Receivables Capital Corp. 5.70%,
    1/26/98 ............................. A-1+              1,035           1,030,903
  Corporate Receivables Corp.
    5.55%, 1/28/98 ...................... A-1               1,410           1,404,059
  Proctor & Gamble Co. 5.63%,
    2/11/98 ............................. A-1+              3,650           3,626,596
  CXC, Inc. 5.75%, 3/23/98 .............. A-1+              2,000           1,974,125
                                                                       --------------
                                                                           19,133,262
                                                                       --------------
Federal Agency Securities--3.0%
  FHLB 5.75%, 1/2/98 ....................                   4,880           4,879,221
  FHLMC 5.63%, 2/18/98 ..................                   2,000           1,984,987
                                                                       --------------
                                                                            6,864,208
                                                                       --------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $25,997,542) ................................           25,997,470
                                                                       --------------
TOTAL INVESTMENTS--99.6%
  (Identified cost $218,377,398)................................          230,158,887(a)
  Cash and receivables, less liabilities--0.4% .................            1,020,932
                                                                       --------------
NET ASSETS--100.0% .............................................       $  231,179,819
                                                                       ==============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $16,642,077 and gross depreciation of $4,860,606 for income tax purposes. At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $218,377,416.
(b) Non-income producing.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997, these securities amounted to a value of $5,065,719 or 2.2% of net assets.
(d) As rated by Moody's, Fitch or Duff & Phelps.
(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.


                        See Notes to Financial Statements

                                BALANCED SERIES


STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997


Assets
Investment securities at value (Identified cost $218,377,398) ........................   $ 230,158,887
Cash .................................................................................       2,920,756
Receivables
 Investment securities sold ..........................................................       2,492,794
 Interest and dividends ..............................................................       1,130,031
                                                                                         -------------
  Total assets .......................................................................     236,702,468
                                                                                         -------------
Liabilities
Payables
 Investment securities purchased .....................................................       5,248,936
 Fund shares repurchased .............................................................          28,797
 Investment advisory fee .............................................................         105,898
 Financial agent fee .................................................................          11,553
 Trustees' fee .......................................................................             912
 Accrued expenses ....................................................................         126,553
                                                                                         -------------
  Total liabilities ..................................................................       5,522,649
                                                                                         -------------
Net Assets ...........................................................................   $ 231,179,819
                                                                                         =============
Net Assets Consist of:
 Capital paid in on shares of beneficial interest ....................................   $ 210,297,393
 Undistributed net investment income .................................................          52,552
 Accumulated net realized gain .......................................................       9,048,385
 Net unrealized appreciation .........................................................      11,781,489
                                                                                         -------------
Net Assets ...........................................................................   $ 231,179,819
                                                                                         =============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization .....      18,861,194
                                                                                         =============
Net asset value and offering price per share .........................................   $       12.26
                                                                                         =============

STATEMENT OF OPERATIONS
For the year ended December 31, 1997


Investment Income
 Interest ....................................................................    $ 6,556,658
 Dividends ...................................................................      1,284,526
                                                                                  -----------
  Total investment income ....................................................      7,841,184
                                                                                  -----------
Expenses
 Investment advisory fee .....................................................      1,194,141
 Financial agent fee .........................................................        130,270
 Printing ....................................................................         84,167
 Custodian ...................................................................         52,810
 Professional ................................................................         30,300
 Trustees ....................................................................         21,014
 Miscellaneous ...............................................................         15,345
                                                                                  -----------
  Total expenses .............................................................      1,528,047
                                                                                  -----------
Net investment income ........................................................      6,313,137
                                                                                  -----------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized gain on securities .............................................     28,914,720
 Net realized gain on written options ........................................          7,293
 Net realized gain on foreign currency and foreign currency transactions .....          6,764
 Net change in unrealized appreciation (depreciation) on investments .........        398,108
                                                                                  -----------
Net gain on investments ......................................................     29,326,885
                                                                                  -----------
Net increase in net assets resulting from operations .........................    $35,640,022
                                                                                  ===========


                       See Notes to Financial Statements

                                BALANCED SERIES

STATEMENT OF CHANGES IN NET ASSETS


                                                                                         Year Ended         Year Ended
                                                                                     December 31, 1997   December 31, 1996
                                                                                    ------------------- ------------------
From Operations
 Net investment income ............................................................    $   6,313,137      $   5,806,775
 Net realized gain ................................................................       28,928,777         16,867,817
 Net change in unrealized appreciation (depreciation) .............................          398,108         (2,671,304)
                                                                                       -------------      -------------
 Net increase in net assets resulting from operations .............................       35,640,022         20,003,288
                                                                                       -------------      -------------
From Distributions to Shareholders
 Net investment income ............................................................       (6,626,999)        (5,536,811)
 Net realized gains ...............................................................      (25,653,795)       (18,064,626)
                                                                                       -------------      -------------
 Decrease in net assets from distributions to shareholders ........................      (32,280,794)       (23,601,437)
                                                                                       -------------      -------------
From Share Transactions
 Proceeds from sales of shares (2,522,290 and 2,805,856 shares, respectively) .....       32,463,957         34,642,833
 Net asset value of shares issued from reinvestment of distributions
  (2,611,513 and 1,949,091 shares, respectively) ..................................       32,280,794         23,601,437
 Cost of shares repurchased (3,214,459 and 3,529,372 shares, respectively) ........      (41,209,392)       (43,662,808)
                                                                                       -------------      -------------
 Increase in net assets from share transactions ...................................       23,535,359         14,581,462
                                                                                       -------------      -------------
 Net increase in net assets .......................................................       26,894,587         10,983,313
Net Assets
 Beginning of period ..............................................................      204,285,232        193,301,919
                                                                                       -------------      -------------
 End of period (including undistributed net investment income of $52,552
  and $351,214, respectively) .....................................................    $ 231,179,819      $ 204,285,232
                                                                                       =============      =============


FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)


                                                             Year Ended December 31,
                                                       1997         1996            1995
                                                   ------------ ------------ -----------------
Net asset value, beginning of period .............  $ 12.06      $12.30        $   10.53
Income from investment operations
 Net investment income ...........................     0.38        0.36             0.40(2)
 Net realized and unrealized gain (loss) .........     1.73        0.89             2.02
                                                     -------      ------         --------
  Total from investment operations ...............     2.11        1.25             2.42
                                                     -------      ------         --------
Less distributions
 Dividends from net investment income ............    (0.40)      (0.35)           (0.40)
 Dividends from net realized gains ...............    (1.51)      (1.14)           (0.25)
                                                    --------     -------        ---------
  Total distributions ............................    (1.91)      (1.49)           (0.65)
                                                    --------     -------        ---------
Change in net asset value ........................     0.20       (0.24)            1.77
                                                    --------     -------        ---------
Net asset value, end of period ...................  $ 12.26      $12.06        $   12.30
                                                    ========     =======        =========
Total return .....................................    17.93%      10.56%           23.28%
Ratios/supplemental data:
Net assets, end of period (thousands) ............$ 231,180    $204,285        $ 193,302
Ratio to average net assets of:
 Operating expenses ..............................     0.71%       0.68%            0.65%(3)
 Net investment income ...........................     2.92%       2.93%            3.44%
Portfolio turnover rate ..........................      181%        229%             223%
Average commission rate paid(4) ..................  $0.0525     $0.0641              N/A



                                                              Year Ended December 31,
                                                            1994                   1993
                                                   ---------------------- ----------------------
Net asset value, beginning of period .............          $11.31                $10.77
Income from investment operations
 Net investment income ...........................            0.38(1)(2)            0.32(1)(2)
 Net realized and unrealized gain (loss) .........           (0.70)                 0.60
                                                          ---------              --------
  Total from investment operations ...............           (0.32)                 0.92
                                                          ---------              --------
Less distributions
 Dividends from net investment income ............           (0.36)                (0.32)
 Dividends from net realized gains ...............           (0.10)                (0.06)
                                                          ---------              --------
  Total distributions ............................           (0.46)                (0.38)
                                                          ---------              --------
Change in net asset value ........................           (0.78)                 0.54
                                                          ---------              --------
Net asset value, end of period ...................          $10.53                $11.31
                                                          =========              ========
Total return .....................................           (2.80)%                8.57%
Ratios/supplemental data:
Net assets, end of period (thousands) ............        $161,105              $158,144
Ratio to average net assets of:
 Operating expenses ..............................            0.69%                 0.70%
 Net investment income ...........................            3.44%                 3.16%
Portfolio turnover rate ..........................             171%                  161%
Average commission rate paid(4) ..................             N/A                    N/A


(1) Includes reimbursement of operating expenses by investment adviser of $0.001 and $0.001 per share, respectively.
(2) Computed using average shares outstanding.
(3) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                       See Notes to Financial Statements

                               REAL ESTATE SERIES

INVESTOR PROFILE


     Phoenix Real Estate Series Fund is designed for investors seeking investment in a diversified portfolio of real estate investment trusts ("REITs") and real estate operating companies ("REOCs"). The Portfolio's objective is to emphasize appreciation and current yield equally.


INVESTMENT REVIEW

     For the period ended December 31, 1997, the Phoenix Real Estate Series Fund provided a total net return of 22.05%, outperforming the NAREIT Equity Total Return Index gross return for the same period of 20.29%. The S&P 500 Index total return for 1997 was 33.38%.

     Growth in FFO (the REIT substitute for earnings) was very strong and exceeded analysts' expectations with average REIT FFO growth of 13%. Throughout the year, REITs experienced less volatility during market swings than the S&P 500 even though $23 billion in REIT equity offerings were brought to market, more than 1996 and 1995 combined. Nevertheless, REITs have outperformed the S&P 500 Index, on a total return basis, in 5 out of the last 7 years.

     Our investment strategy begins with identifying preferred property types and markets, based on fundamental analysis of the economic, demographic, and real estate market trends, which are then used to form a portfolio framework. We then identify companies with significant exposure to those preferred markets and which are trading at attractive levels. Our 1997 returns were enhanced from overweightings in the hotel and office sectors, the top performing sectors for two years. The results from luxury, full-service, urban hotels indicated increased demand, relatively little new supply, increasing occupancy, and rising room rates. Office REITs had similar positive results with a record volume of acquisitions, increasing occupancy, and rising rental rates. The Fund benefited from an underweighting in the apartment and retail sectors. Concerns about potential overbuilding in apartments and weak sales growth and a generally over-stored condition substantiated our views.


OUTLOOK

     Our outlook for REITs remains very positive, for several reasons. First, real estate and REITs continue to exhibit strong fundamentals. Demand and supply are in equilibrium in most markets and the pace of new development is modest. REITs have access to competitively cheap cost of capital, and leverage remains modest with a group average of approximately 35%. In a number of markets occupancy continues to rise and rents are escalating.

     Second, it appears as if the growth for REITs in 1998 will keep pace with the broader market. REIT analysts are predicting REIT growth of 10 to 12% in 1998 which when combined with yields of 5 to 6%, equate to total return projections of 15 to 18%. REITs began 1997 trading at a multiple of 11.5 times current FFO and ended the year at approximately the same multiple. The S&P 500 ended 1997 at 20 times current earnings, or 1.7 times the REIT FFO multiple of
11.5 times versus a historical average of less than 1.5 times the REIT FFO multiple, implying the S&P 500 is relatively expensive.

     Third, REITs are beginning to substantiate the view that they are defensive investments due to their high current yields and the relative high certainty of revenues derived from contractual rents on portfolios of property within the U.S. The broader market continues to address the impact of economic and currency weakness in Southeast Asia, Korea, and Japan. Investors should continue to view REITs as an attractive "safe harbor" option.

     Finally, we believe there are themes that we can continue to exploit in 1998. We anticipate a great deal of merger activity and expect REITs will continue to look outside the industry to rationalize the ownership of real estate in a tax efficient structure with modest leverage.

                               REAL ESTATE SERIES


[TABULAR REPRESENTATION OF LINE CHART]


                  NAREIT*      Real Estate Series

5/1/95           $10,000            $10,000
12/31/95          11,779             11,548
12/31/96          15,677             15,618
12/31/97          19,134             18,787


     Average Annual Total Returns for Periods Ending 12/31/97

                                                            From
                                                          Inception
                                                          5/1/95 to
                                             1 Year        12/31/97
     ---------------------------------------------------------------------------
     Real Estate Series                      22.05%         27.50%
     ---------------------------------------------------------------------------
     NAREIT Equity Index*                    20.29%         26.63%
     ---------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 5/1/95 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

* The National Association of Real Estate Investment Trusts (NAREIT) Equity Index is a commonly used, unmanaged indicator of REIT performance.


                            SCHEDULE OF INVESTMENTS
                               December 31, 1997


                                                        SHARES          VALUE
                                                     -----------     ----------
COMMON STOCKS--92.5%
REAL ESTATE INVESTMENT TRUSTS--91.7%
COMMERCIAL--30.3%
Office/Industrial--28.4%
  Boston Properties, Inc. ........................      55,500      $ 1,834,969
  CarrAmerica Realty Corp. .......................       1,000           31,688
  Duke Realty Investments, Inc. ..................      76,600        1,857,550
  Equity Office Properties Trust .................      34,173        1,078,588
  First Industrial Realty Trust, Inc. ............      52,600        1,900,175
  Highwoods Properties, Inc. .....................      59,900        2,227,531
  Mack-Cali Realty Corp. .........................      47,200        1,935,200
  Reckson Associates Realty Corp. ................      57,200        1,451,450
  Spieker Properties, Inc. .......................      51,700        2,216,637
  Weeks Corp. ....................................      30,500          976,000
                                                                    -----------
                                                                     15,509,788
                                                                    -----------
Storage--1.9%
  Storage USA, Inc. ..............................      25,900        1,034,381
                                                                    -----------
TOTAL COMMERCIAL .............................................       16,544,169
                                                                    -----------
DIVERSIFIED--12.7%
  Colonial Properties Trust ......................      35,000        1,054,375
  Crescent Real Estate Equities Co. ..............      74,900        2,949,187
  Vornado Realty Trust ...........................      62,200        2,919,513
                                                                    -----------
                                                                      6,923,075
                                                                    -----------
HEALTH CARE--3.6%
  Health Care Property Investors, Inc. ...........       5,650          213,641
  Nationwide Health Properties, Inc. .............      47,900        1,221,450
  OMEGA Healthcare Investors, Inc. ...............      14,000          540,750
                                                                    -----------
                                                                      1,975,841
                                                                    -----------
HOTELS--17.8%
  FelCor Suite Hotels, Inc. ......................      39,500        1,402,250
  Patriot American Hospitality, Inc. .............      91,800        2,644,988
  Starwood Lodging Trust combined certificate ....      64,900        3,756,087
  Sunstone Hotel Investors, Inc. .................     111,500        1,923,375
                                                                    -----------
                                                                      9,726,700
                                                                    -----------
NET LEASE--2.0%
  TriNet Corporate Realty Trust, Inc. ............      28,000        1,083,250
                                                                    -----------
RESIDENTIAL--17.6%
Apartments--14.5%
  Bay Apartment Communities, Inc. ................      63,900        2,492,100
  Camden Property Trust ..........................      26,100          809,100
  Equity Residential Properties Trust ............      49,600        2,507,900
  Essex Property Trust, Inc. .....................      30,700        1,074,500
  Irvine Apartment Communities, Inc. .............      33,500        1,065,719
                                                                    -----------
                                                                      7,949,319
                                                                    -----------


                                                        SHARES          VALUE
                                                     -----------    -----------

Manufactured Homes--3.1%
  Manufactured Home Communities, Inc. ............      33,800      $   912,600
  Sun Communities, Inc. ..........................      21,300          765,469
                                                                    -----------
                                                                      1,678,069
                                                                    -----------
TOTAL RESIDENTIAL ............................................        9,627,388
                                                                    -----------
RETAIL--7.7%
Community/Neighborhood--2.1%
  Developers Diversified Realty Corp. ............      20,000          765,000
  Regency Realty Corp. ...........................      15,000          415,312
                                                                    -----------
                                                                      1,180,312
                                                                    -----------
Factory Outlet--1.6%
  Chelsea GCA Realty, Inc. .......................      22,600          863,038
                                                                    -----------
Regional Malls--4.0%
  Macerich Company (The) .........................      30,300          863,550
  Simon DeBartolo Group, Inc. ....................      17,796          581,707
  Urban Shopping Centers, Inc. ...................      21,700          756,787
                                                                    -----------
                                                                      2,202,044
                                                                    -----------
TOTAL RETAIL ....................................................     4,245,394
                                                                    -----------
TOTAL REAL ESTATE INVESTMENT TRUSTS
  (Identified cost $40,757,618) .................................    50,125,817
                                                                    -----------
REAL ESTATE OPERATING COMPANIES--0.8%
Regional Malls--0.8%
  Rouse Co. ......................................      12,500          409,375
                                                                    -----------
TOTAL REAL ESTATE OPERATING COMPANIES
  (Identified cost $320,613) ....................................       409,375
                                                                    -----------
TOTAL COMMON STOCKS
  (Identified cost $41,078,231) .................................    50,535,192
                                                                    -----------

                                              STANDARD
                                              & POOR'S       PAR
                                               RATING       VALUE
                                            (Unaudited)     (000)
                                           -------------  ---------
SHORT-TERM OBLIGATIONS--7.8%
Commercial Paper--7.8%
  Goldman, Sachs & Co. 6.75%, 1/2/98 .....  A-1+           $1,000             999,813
  BellSouth Telecommunications, Inc.
    6%, 1/5/98 ...........................  A-1+            1,790           1,788,807
  Marsh & McLennan Cos. 6.20%,
    1/5/98 ...............................  A-1+              995             994,314
  Potomac Electric Power Co. 6.20%,
    1/7/98 ...............................  A-1               500             499,483
                                                                          -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $4,282,417).....................................         4,282,417
                                                                          -----------
TOTAL INVESTMENTS--100.3%
  (Identified cost $45,360,648) ...................................        54,817,609(a)
  Cash and receivables, less liabilities--(0.3%) ..................          (158,600)
                                                                          -----------
NET ASSETS--100.0% ................................................       $54,659,009
                                                                          ===========


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $9,498,575 and gross depreciation of $41,614 for income tax purposes. At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $45,360,648.


                       See Notes to Financial Statements

                               REAL ESTATE SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997


Assets
Investment securities at value (Identified cost $45,360,648) .....................      $54,817,609
Cash .............................................................................            3,278
Receivables
 Dividends and interest ..........................................................          227,663
                                                                                        -----------
  Total assets ...................................................................       55,048,550
                                                                                        -----------
Liabilities
Payables
 Fund shares repurchased .........................................................          314,362
 Investment advisory fee .........................................................           14,763
 Trustees' fee ...................................................................            3,874
 Financial agent fee .............................................................            2,670
 Accrued expenses ................................................................           53,872
                                                                                        -----------
  Total liabilities ..............................................................          389,541
                                                                                        -----------
Net Assets .......................................................................      $54,659,009
                                                                                        ===========
Net Assets Consist of:
 Capital paid in on shares of beneficial interest ................................      $45,076,319
 Undistributed net investment income .............................................           80,383
 Accumulated net realized gain ...................................................           45,346
 Net unrealized appreciation .....................................................        9,456,961
                                                                                        -----------
Net Assets .......................................................................      $54,659,009
                                                                                        ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization .        3,336,491
                                                                                        ===========
Net asset value and offering price per share .....................................           $16.38
                                                                                             ======

STATEMENT OF OPERATIONS
For the year ended December 31, 1997

Investment Income
 Dividends ...............................................................    $1,685,789
 Interest ................................................................       106,768
                                                                              ----------
  Total investment income ................................................     1,792,557
                                                                              ----------
Expenses
 Investment advisory fee .................................................       292,874
 Financial agent fee .....................................................        23,430
 Printing ................................................................        29,311
 Professional ............................................................        27,900
 Trustees ................................................................        20,365
 Custodian ...............................................................        18,058
 Miscellaneous ...........................................................         4,913
                                                                              ----------
  Total expenses .........................................................       416,851
  Less expenses borne by investment adviser ..............................       (26,352)
                                                                              ----------
  Net expenses ...........................................................       390,499
                                                                              ----------
Net investment income ....................................................     1,402,058
                                                                              ----------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized gain on securities .........................................     1,766,075
 Net change in unrealized appreciation (depreciation) on investments .....     5,041,754
                                                                              ----------
Net gain on investments ..................................................     6,807,829
                                                                              ----------
Net increase in net assets resulting from operations .....................    $8,209,887
                                                                              ==========


                       See Notes to Financial Statements

                               REAL ESTATE SERIES

STATEMENT OF CHANGES IN NET ASSETS


                                                                                              Year Ended         Year Ended
                                                                                          December 31, 1997   December 31, 1996
                                                                                         ------------------- ------------------
From Operations
 Net investment income .................................................................    $   1,402,058       $    538,337
 Net realized gain .....................................................................        1,766,075            357,371
 Net change in unrealized appreciation (depreciation) ..................................        5,041,754          3,569,257
                                                                                            -------------       ------------
 Net increase in net assets resulting from operations ..................................        8,209,887          4,464,965
                                                                                            -------------       ------------
From Distributions to Shareholders
 Net investment income .................................................................       (1,330,417)          (529,595)
 Net realized gains ....................................................................       (1,843,915)          (234,185)
                                                                                            -------------       ------------
 Decrease in net assets from distributions to shareholders .............................       (3,174,332)          (763,780)
                                                                                            -------------       ------------
From Share Transactions
 Proceeds from sales of shares (2,796,827 and 1,121,196 shares, respectively) ..........       42,663,506         14,117,141
 Net asset value of shares issued from reinvestment of distributions
  (196,112 and 59,531 shares, respectively) ............................................        3,174,332            763,780
 Cost of shares repurchased (1,242,092 and 342,758 shares, respectively) ...............      (18,924,144)        (4,344,888)
                                                                                            -------------       ------------
 Increase in net assets from share transactions ........................................       26,913,694         10,536,033
                                                                                            -------------       ------------
 Net increase in net assets ............................................................       31,949,249         14,237,218
Net Assets
 Beginning of period ...................................................................       22,709,760          8,472,542
                                                                                            -------------       ------------
 End of period (including undistributed net investment income of $80,383 and $8,742,
 respectively) .........................................................................    $  54,659,009       $ 22,709,760
                                                                                            =============       ============


FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)


                                                                                        From Inception
                                                        Year Ended December 31,           5/1/95 to
                                                        1997               1996           12/31/95
                                                  ----------------   ----------------  ---------------
Net asset value, beginning of period ..........     $ 14.32          $11.33            $10.00
Income from investment operations
 Net investment income ........................        0.50(3)         0.50(3)           0.33(3)
 Net realized and unrealized gain .............        2.62            3.14              1.42
                                                   ---------         -------           --------
  Total from investment operations ............        3.12            3.64              1.75
                                                   ---------         -------           --------
Less distributions
 Dividends from net investment income .........       (0.48)          (0.50)            (0.33)
 Dividends from net realized gains ............       (0.58)          (0.15)            (0.06)
 Tax return of capital ........................          --              --             (0.03)
                                                   ---------         -------           --------
  Total distributions .........................       (1.06)          (0.65)            (0.42)
                                                   ---------         -------           --------
Change in net asset value .....................        2.06            2.99              1.33
                                                   ---------         -------           --------
Net asset value, end of period ................    $  16.38          $14.32            $11.33
                                                   =========         =======           ========
Total return ..................................       22.05%          33.09%            17.79%(2)
Ratios/supplemental data:
Net assets, end of period (thousands) .........    $ 54,659         $22,710            $8,473
Ratio to average net assets of:
 Operating expenses ...........................        1.00%           1.00%             1.00%(1)
 Net investment income ........................        3.59%           4.36%             4.80%(1)
Portfolio turnover rate .......................          41%             21%               10%(2)
Average commission rate paid(4) ...............    $ 0.0490         $0.0468               N/A

(1) Annualized.
(2) Not annualized.
(3) Includes reimbursement of operating expenses by investment adviser of $0.01, $0.05 and $0.07 per share, respectively.
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                       See Notes to Financial Statements

                             STRATEGIC THEME SERIES

INVESTOR PROFILE

     Strategic Theme Series is designed for long-term investors seeking capital appreciation while accepting the higher risk associated with investing in the stock market.


INVESTMENT REVIEW

     For the 12 months ended December 31, 1997, Phoenix Strategic Theme Series returned 17.16%. By comparison the S&P 500 Index was up 33.38% and the S&P Midcap 400 Index was up 32.27%. Although the Fund underperformed last year, since inception it has exceeded 58% of a peer universe of 159 funds with an annualized total return of 19.47%, according to Lipper Analytical Services, Inc. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

     Large-cap stocks dominated in 1997. In fact, the largest 50 companies in the S&P 500 Index accounted for a disproportionate amount of the Index's return. We do not believe this trend is sustainable. Over the past 12 months the Fund has focused on the small- and mid-cap arenas, which we believe offer more opportunities for thematic investing, higher earnings growth rates and more attractive valuations compared to large-cap stocks.

     The Fund's performance was generated by both new and existing themes. Internet Commerce Ignition, a new theme, represents companies benefiting from the explosive growth of the number of people and businesses utilizing the Internet for retailing, advertising and business-to-business commerce. Our emphasis on the theme Deregulating Financial Services continued to serve us well. Convergence among banks, insurance companies and brokerages will drive above-average earnings growth and industry consolidation. 21st Century Medicine continues to be an attractive theme due to remarkable advances in gene-mapping, biotechnology and non-invasive surgical techniques that are changing the way medicine is practiced and enhancing the quality of life.

     Hindering the Fund's performance was an overweighting in energy service stocks and select technology stocks.

OUTLOOK

     We believe our key investment themes focusing on domestic companies with strong revenue and earnings growth will serve us well in an environment characterized by worries of the Asian contagion. Driving investment themes coupled with our defensive use of cash should help in what we believe to be a trading environment in 1998. As of December 31, the Fund's asset allocation mix was 87.2% equities and 12.8% cash equivalents.


[TABULAR REPRESENTATION OF PIE CHART]

Internet Commerce Ignition                  7.5%
Software Solutions                          8.0%
Next Destination Data                       8.3%
Special Situations                          0.4%
Move to Outsourcing                         2.5%
Retail Revival                              2.9%
Next Generation Semiconductors              3.0%
Genomic Revolution                          3.2%
Logic of Logistics                          3.7%
Power Plays                                 4.1%
Short-Terms & Equivalents                  12.8%
Blue Skies                                 10.2%
Deregulating Financial Services            13.8%
21st Century Medicine                      13.9%
Energy Technology                           5.7%

                             STRATEGIC THEME SERIES


[TABULAR REPRESENTATION OF LINE CHART]


                  S&P 500 Stock    Strategic Theme     S&P MidCap 400
                     Index**           Series              Index*

1/29/96             $10,000           $10,000             $10,000
12/31/96             12,198            11,033              10,011
12/31/97             16,197            12,927              15,818



     Average Annual Total Returns for Period Ending 12/31/97
                                                             From
                                                           Inception
                                                           1/29/96 to
                                         1 Year             12/31/97
     ---------------------------------------------------------------------------
     Strategic Theme Series              17.16%             14.28%
     ---------------------------------------------------------------------------
     S&P MidCap 400 Index*               32.27%             26.93%
     ---------------------------------------------------------------------------
     S&P 500 Stock Index**               33.38%             28.50%
     ---------------------------------------------------------------------------


This chart assumes an initial gross investment of $10,000 made on 1/29/96 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Foreign investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risks.

 * The S&P MidCap 400 is an unmanaged index composed of companies with market capitalizations between $300 million and $5 billion.
** The S&P 500 Stock Index is an unmanaged but commonly used measure of stock total return performance.


                            SCHEDULE OF INVESTMENTS
                               December 31, 1997


                                                      SHARES           VALUE
                                                     ---------        -------
COMMON STOCKS--86.0%
Banks--Midwest--2.5%
  U.S. Bancorp ..............................         10,500        $1,175,344
                                                                    ----------
Banks--Southeast--1.1%
  Union Planters Corp. ......................          8,000           543,500
                                                                    ----------
Banks--Super Regional--0.9%
  Wachovia Corp. ............................          5,500           446,188
                                                                    ----------
Commercial--Leasing Companies--2.1%
  Avis Rent A Car, Inc. (b) .................         25,000           798,437
  Budget Group, Inc. (b) ....................          5,800           200,463
                                                                    ----------
                                                                       998,900
                                                                    ----------
Computer--Services--7.8%
  America Online, Inc. (b) ..................         10,500           936,469
  Ciber, Inc. (b) ...........................         12,500           725,000
  Excite, Inc. (b) ..........................         30,500           915,000
  Shared Medical Systems Corp. ..............          7,000           462,000
  Yahoo!, Inc. (b) ..........................         10,000           692,500
                                                                    ----------
                                                                     3,730,969
                                                                    ----------
Computer--Software--10.2%
  Citrix Systems, Inc. (b) ..................          7,000           532,000
  Compuware Corp. (b) .......................         23,000           736,000
  Intuit, Inc. (b) ..........................         25,000         1,031,250
  Keane, Inc. (b) ...........................         12,000           487,500
  PeopleSoft, Inc. (b) ......................         33,500         1,306,500
  Platinum Technology, Inc. (b) .............         27,000           762,750
                                                                    ----------
                                                                     4,856,000
                                                                    ----------
Electric--Semiconductor Equipment--0.9%
  Novellus Systems, Inc. (b) ................         14,000           452,375
                                                                    ----------
Electric--Semiconductor Manufacturing--1.0%
  Micron Technology, Inc. (b) ...............         18,000           468,000
                                                                    ----------


                                                      SHARES          VALUE
                                                -----------------   ------------
Finance--Mortgage and Related Services--1.0%
  FNMA ......................................          8,500        $  485,031
                                                                    ----------
Finance--Savings & Loan--2.0%
  Ahmanson (H.F.) & Co. .....................          7,500           502,031
  Ocwen Financial Corp. (b) .................         17,000           432,437
                                                                    ----------
                                                                       934,468
                                                                    ----------
Insurance--Diversified--1.9%
  Transamerica Corp. ........................          4,000           426,000
  Travelers Group, Inc. .....................          8,500           457,937
                                                                    ----------
                                                                       883,937
                                                                    ----------
Insurance--Life--1.5%
  Lincoln National Corp. ....................          6,300           492,187
  Protective Life Corp. .....................          4,000           239,000
                                                                    ----------
                                                                       731,187
                                                                    ----------
Insurance--Property/Casualty/Title--2.9%
  Allstate Corp. ............................          8,200           745,175
  General Re Corp. ..........................          3,000           636,000
                                                                    ----------
                                                                     1,381,175
                                                                    ----------
Medical--Biomed/Genetics--3.2%
  Biogen, Inc. (b) ..........................         13,000           472,875
  Incyte Pharmaceuticals, Inc. (b) ..........         14,000           630,000
  Transkaryotis Therapies, Inc. (b) .........         11,600           407,450
                                                                    ----------
                                                                     1,510,325
                                                                    ----------
Medical--Ethical Drugs--4.2%
  Lilly (Eli) & Co. .........................         15,000         1,044,375
  Pfizer, Inc. ..............................         13,000           969,312
                                                                    ----------
                                                                     2,013,687
                                                                    ----------
Medical--Instruments--3.3%
  Medtronic, Inc. ...........................         18,000           941,625
  Sofamor Danek Group, Inc. (b) .............         10,000           650,625
                                                                    ----------
                                                                     1,592,250
                                                                    ----------
Medical--Products--4.0%
  Guidant Corp. .............................         16,000           996,000
  Sepracor, Inc. (b) ........................         23,000           921,437
                                                                    ----------
                                                                     1,917,437
                                                                    ----------


                       See Notes to Financial Statements

                             STRATEGIC THEME SERIES

                                                     SHARES         VALUE
                                                  -----------   -------------
Medical/Dental--Supplies--2.3%
  Safeskin Corp. (b) ..........................      19,500      $ 1,106,625
                                                                 -----------
Oil & Gas--Drilling--1.8%
  Diamond Offshore Drilling, Inc. .............      10,000          481,250
  Noble Drilling Corp. (b) ....................      12,000          367,500
                                                                 -----------
                                                                     848,750
                                                                 -----------
Oil & Gas--Field Services--2.8%
  Halliburton Co. .............................       9,000          467,437
  Schlumberger Ltd. ...........................      10,500          845,250
                                                                 -----------
                                                                   1,312,687
                                                                 -----------
Oil & Gas--U.S. Exploration & Production--1.0%
  Cross Timbers Oil Co. .......................       6,100          152,119
  Houston Exploration Co. (The) (b) ...........      17,000          312,375
                                                                 -----------
                                                                     464,494
                                                                 -----------
Real Estate Operations--0.4%
  Tower Realty Trust, Inc. ....................       7,700          189,613
                                                                 -----------
Retail--Discount & Variety--0.5%
  Consolidated Stores Corp. (b) ...............       5,000          219,688
                                                                 -----------
Retail--Home Furnishings--1.0%
  Ethan Allen Interiors, Inc. .................      12,000          462,750
                                                                 -----------
Retail--Major Discount Chains--0.5%
  Costco Companies, Inc. (b) ..................       5,500          245,438
                                                                 -----------
Retail/Wholesale--Building Products--1.0%
  Home Depot, Inc. ............................       8,000          471,000
                                                                 -----------
Telecommunications--Equipment--1.5%
  Ciena Corp. (b) .............................      11,500          702,938
                                                                 -----------
Telecommunications--Services--5.9%
  AT&T Corp. ..................................      28,000        1,715,000
  ITC DeltaCom, Inc. (b) ......................       6,000           99,000
  Teleport Communications Group, Inc.
    Class A (b) ...............................      18,000          987,750
                                                                 -----------
                                                                   2,801,750
                                                                 -----------
Transportation--Airline--10.3%
  AMR Corp. (b) ...............................       8,000        1,028,000
  Alaska Air Group, Inc. (b) ..................      12,500          484,375
  Comair Holdings, Inc. .......................      18,000          434,250
  Delta Air Lines, Inc. .......................       8,000          952,000
  Southwest Airlines Co. ......................      28,500          701,812
  U.S. Airways Group, Inc. (b) ................      20,500        1,281,250
                                                                 -----------
                                                                   4,881,687
                                                                 -----------
Transportation--Services--1.5%
  C.H. Robinson Worldwide, Inc. ...............      33,000          738,375
                                                                 -----------
Utility--Electric Power--4.1%
  Boston Edison Co. ...........................       6,000          227,250
  Consolidated Edison Company of New York,
    Inc. ......................................      12,000          492,000
  IPALCO Enterprises, Inc. ....................       6,000          251,625
  Minnesota Power & Light Co. .................       5,500          239,594
  New York State Electric & Gas Corp. .........      14,000          497,000
  PG&E Corp. ..................................       8,000          243,500
                                                                 -----------
                                                                   1,950,969
                                                                 -----------


                                                     SHARES         VALUE
                                                  -----------   -------------
Utility--Telephone--0.9%
  Ameritech Corp. .............................       5,500      $   442,750
                                                                 -----------
TOTAL COMMON STOCKS
  (Identified cost $38,081,291) ...............................   40,960,287
                                                                 -----------
FOREIGN COMMON STOCKS--1.2%
Electric--Semiconductor Equipment--1.0%
  ASM Lithography Holding NV
    (Netherlands) (b) .........................       7,500          506,250
                                                                 -----------
Oil & Gas--Drilling--0.2%
  Precision Drilling Corp. (Canada) (b) .......       3,500           85,313
                                                                 -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $575,255) ..............................          591,563
                                                                 -----------
TOTAL LONG-TERM INVESTMENTS--87.2%
  (Identified cost $38,656,546) ...............................   41,551,850
                                                                 -----------


                                          STANDARD
                                          & POOR'S       PAR
                                           RATING       VALUE
                                        (Unaudited)     (000)
                                       -------------  ---------
SHORT-TERM OBLIGATIONS--22.8%
Commercial Paper--20.5%
  Koch Industries, Inc. 6.70%,
    1/2/98 ........................... A-1+            $1,295        1,294,759
  Sara Lee Corp. 6.05%, 1/7/98 ....... A-1+             1,000          998,992
  Greenwich Funding Corp.
    5.91%, 1/9/98 .................... A-1+               345          344,547
  Receivables Capital Corp.
    5.90%, 1/9/98 .................... A-1+               835          833,905
  Exxon Imperial U.S., Inc. 5.82%,
    1/13/98 .......................... A-1+             1,015        1,013,031
  Corporate Receivables Corp.
    6.08%, 1/14/98 ................... A-1                360          359,210
  Receivables Capital Corp.
    6.25%, 1/16/98 ................... A-1+             1,000          997,396
  Coca-Cola Co. 5.75%, 1/21/98 ....... A-1+             1,110        1,106,454
  Corporate Asset Funding Co.,
    Inc. 6%, 1/21/98 ................. A-1+             1,290        1,285,700
  CXC, Inc. 6.03%, 1/27/98 ........... A-1+             1,540        1,533,293
                                                                     ---------
                                                                     9,767,287
                                                                     ---------
Federal Agency Securities--2.3%
  FHLMC 5.75%, 1/22/98 ...............                     84           83,718
  FHLMC 5.63%, 2/18/98 ...............                  1,000          992,493
                                                                     ---------
                                                                     1,076,211
                                                                     ---------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $10,843,498) .............................      10,843,498
                                                                   ----------
TOTAL INVESTMENTS--110.0%
  (Identified cost $49,500,044) .............................      52,395,348(a)
  Cash and receivables, less liabilities--(10.0%) ...........      (4,775,837)
                                                                   ----------
NET ASSETS--100.0% ..........................................     $47,619,511
                                                                  ===========


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $3,236,891 and gross depreciation of $665,645 for income tax purposes. At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $49,824,102.
(b)  Non-income producing.


                       See Notes to Financial Statements

                             STRATEGIC THEME SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997


Assets
Investment securities at value (Identified cost $49,500,044) .....................    $ 52,395,348
Cash .............................................................................             696
Receivables
 Interest and dividends ..........................................................          21,865
 Fund shares sold ................................................................           4,640
                                                                                      ------------
  Total assets ...................................................................      52,422,549
                                                                                      ------------
Liabilities
Payables
 Investment securities purchased .................................................       4,722,034
 Investment advisory fee .........................................................           3,340
 Trustees' fee ...................................................................           3,086
 Financial agent fee .............................................................           2,343
 Accrued expenses ................................................................          72,235
                                                                                      ------------
  Total liabilities ..............................................................       4,803,038
                                                                                      ------------
Net Assets .......................................................................    $ 47,619,511
                                                                                      ============
Net Assets Consist of:
 Capital paid in on shares of beneficial interest ................................    $ 46,329,596
 Accumulated net realized loss ...................................................      (1,605,389)
 Net unrealized appreciation .....................................................       2,895,304
                                                                                      ------------
Net Assets .......................................................................    $ 47,619,511
                                                                                      ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization .       4,208,172
                                                                                      ============
Net asset value and offering price per share .....................................    $      11.32
                                                                                      ============


STATEMENT OF OPERATIONS
For the year ended December 31, 1997


Investment Income
 Interest ................................................................    $  372,110
 Dividends ...............................................................       174,274
                                                                              ----------
  Total investment income ................................................       546,384
                                                                              ----------
Expenses
 Investment advisory fee .................................................       289,018
 Financial agent fee .....................................................        23,121
 Printing ................................................................        49,183
 Custodian ...............................................................        25,202
 Professional ............................................................        25,070
 Trustees ................................................................        20,039
 Miscellaneous ...........................................................         7,287
                                                                              ----------
  Total expenses .........................................................       438,920
  Less expense borne by investment adviser ...............................       (53,563)
                                                                              ----------
  Net expenses ...........................................................       385,357
                                                                              ----------
Net investment income ....................................................       161,027
                                                                              ----------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized gain on securities .........................................     4,405,157
 Net realized loss on written options ....................................      (111,241)
 Net change in unrealized appreciation (depreciation) on investments .....     1,374,168
                                                                              ----------
Net gain on investments ..................................................     5,668,084
                                                                              ----------
Net increase in net assets resulting from operations .....................    $5,829,111
                                                                              ==========


                       See Notes to Financial Statements

                             STRATEGIC THEME SERIES

STATEMENT OF CHANGES IN NET ASSETS


                                                                                                            From Inception
                                                                                         Year Ended        January 29, 1996
                                                                                     December 31, 1997     December 31, 1996
                                                                                    -------------------   ------------------
From Operations
 Net investment income ..........................................................      $     161,027        $      94,091
 Net realized gain (loss) .......................................................          4,293,916             (438,134)
 Net change in unrealized appreciation (depreciation) ...........................          1,374,168            1,521,136
                                                                                       -------------        -------------
 Net increase in net assets resulting from operations ...........................          5,829,111            1,177,093
                                                                                       -------------        -------------
From Distributions to Shareholders
 Net investment income ..........................................................           (161,027)             (94,091)
 Net realized gains .............................................................         (4,293,916)                  --
 In excess of net realized gains ................................................         (1,167,255)                  --
 Tax return of capital ..........................................................            (23,025)             (21,960)
                                                                                       -------------        -------------
 Decrease in net assets from distributions to shareholders ......................         (5,645,223)            (116,051)
                                                                                       -------------        -------------
From Share Transactions
 Proceeds from sales of shares (2,325,529 and 3,425,481 shares, respectively) ...         27,902,960           36,431,726
 Net asset value of shares issued from reinvestment of distributions (504,343 and
  10,456 shares, respectively) ..................................................          5,645,223              116,051
 Cost of shares repurchased (987,193 and 1,070,444 shares, respectively) ........        (12,084,569)         (11,636,810)
                                                                                       -------------        -------------
 Increase in net assets from share transactions .................................         21,463,614           24,910,967
                                                                                       -------------        -------------
 Net increase in net assets .....................................................         21,647,502           25,972,009
Net Assets
 Beginning of period ............................................................         25,972,009                    0
                                                                                       -------------        -------------
 End of period (including undistributed net investment income of $0 and $0,
  respectively) .................................................................      $  47,619,511        $  25,972,009
                                                                                       =============        =============


FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                        Year          From Inception
                                                        Ended           1/29/96 to
                                                      12/31/97           12/31/96
                                                  ----------------   ---------------
Net asset value, beginning of period ..........      $10.98            $10.00
Income from investment operations
 Net investment income ........................        0.05(2)           0.04(2)
 Net realized and unrealized gain .............        1.82              0.99
                                                     -------           -------
  Total from investment operations ............        1.87              1.03
                                                     -------           -------
Less distributions
 Dividends from net investment income .........       (0.05)            (0.04)
 Dividends from net realized gains ............       (1.16)               --
 In excess of net realized gains ..............       (0.31)               --
 Tax return of capital ........................       (0.01)            (0.01)
                                                     -------           -------
  Total distributions .........................       (1.53)            (0.05)
                                                     -------           -------
Change in net asset value .....................        0.34              0.98
                                                     -------           -------
Net asset value, end of period ................      $11.32            $10.98
                                                     =======           =======
Total return ..................................       17.16%            10.33%(3)
Ratios/supplemental data:
Net assets, end of period (thousands) .........     $47,620           $25,972
Ratio to average net assets of:
 Operating expenses ...........................        1.00%             1.00%(1)
 Net investment income ........................        0.42%             0.64%(1)
Portfolio turnover rate .......................         642%              391%(3)
Average commission rate paid(4) ...............     $0.0579           $0.0587

(1) Annualized.
(2) Includes reimbursement of operating expenses by investment adviser of $0.02 and $0.02 per share, respectively.
(3) Not annualized.
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                       See Notes to Financial Statements

                            ABERDEEN NEW ASIA SERIES

INVESTOR PROFILE

     Aberdeen New Asia Series is designed for aggressive, long-term investors who seek maximum growth potential and greater diversification. Investors should note that foreign investments pose added risks, such as currency fluctuation, less public information and political and economic uncertainty. There are also additional risks inherent in investing in a single sector.


INVESTMENT REVIEW

     For the 12 months ended December 31, 1997, Phoenix New Asia Series was down 32.39%, while the MSCI AC Asia Pacific ex Japan Index declined 32.64%. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

     The Fund suffered from recent events in Southeast Asia as signs of cracks in the Asian economic miracle began to emerge in late October. Thailand's problems have been part political and part economic. Poor lending practices have continued unchecked with funds channeled into non-productive assets, such as property. As the economy has slowed, the corporate sector has been left with a large debt, and many of the finance houses are technically bankrupt. Although the economy will slow dramatically and corporate earnings will plummet, as investors our emphasis must be on the quality of business, management and financials.

     Thailand's crisis has had a ripple effect throughout Southeast Asia, causing a fallout in stock markets and currencies in Indonesia, Korea, Malaysia and the Philippines. The question now is whether "Asia's financial crisis" is deeper than first believed. Our view is that it remains country specific. The currency shocks throughout Southeast Asia have shown governments that access to international capital markets cannot be on their own terms. We have also been wary of the region's obsession with mega projects and the belief that property values can only rise in value.

     There are signs of a slowing Chinese economy, and inflation has turned to disinflation in recent months, pointing to problematic domestic demand. Hong Kong has not escaped the decelerating forces in the other regional economies. Although the government has successfully managed to maintain the Hong Kong dollar peg, we expect it to disappear some time soon as the economic cost is too great. It has already caused a 20% correction in property prices and held back corporate earnings.

     The economies of Australia and New Zealand boast a generally strong corporate and public sector. Our investments in these areas have performed well during this reporting period. Our holdings are concentrated in the industrial, commercial and financial sectors, not the resources sector.


OUTLOOK

     We believe that the turnaround in stock markets and in economies can be rapid simply because the affected countries do not have the strength to resist. Southeast Asia's economy may begin to improve in 18 months or more, but sooner in terms of the stock markets. Asia will stop short of a market meltdown. Once currencies find a level, prices settle and interest rates fall, liquidity will improve. With currencies nearer their true value, the "tigers" have an opportunity to compete once again.

     Looking forward, the key is to be selective and identify those companies that are well-managed, have good products and manage their finances sensibly. As the cycle turns in Asia's favor, these companies will emerge even stronger.


[TABULAR REPRESENTATION OF LINE CHART]


          MSCI AC Asia Pacific     Aberdeen New Asia
             Ex Japan Index*            Series

9/17/96          $10,000               $10,000
12/31/96          10,385                10,016
12/31/97           6,995                 6,772



     Average Annual Total Returns for Periods Ending 12/31/97

                                                              From
                                                            Inception
                                                            9/17/96 to
                                           1 Year            12/31/97
     ---------------------------------------------------------------------------
     Aberdeen New Asia Series              -32.39%            -26.12%
     ---------------------------------------------------------------------------
     MSCI AC Asia Pacific Ex Japan Index*  -32.64%            -24.24%
     ---------------------------------------------------------------------------


This chart assumes an initial gross investment of $10,000 made on 9/17/96 (inception of the Fund). Returns shown include the reinvestment of all distributions at net asset value, and the change in share price for the stated period. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

*Morgan Stanley Capital International All Country Asia Pacific (excluding
 Japan) Index is a market-value weighted average of the performance of securities listed on the stock exchanges of 14 countries in Asia and the Pacific Basin. Performance is calculated on a total return basis, as reported by Frank Russell Company.

                           ABERDEEN NEW ASIA SERIES

                            SCHEDULE OF INVESTMENTS
                               December 31, 1997



                                                         SHARES        VALUE
                                                       ----------- -------------
COMMON STOCKS--87.0%
 Australia--18.2%
  Australian Gas Light Co. Ltd. (Utility-Gas) ........     50,000   $   348,602
  BRL Hardy Ltd. (Beverages) .........................    157,500       484,702
  Commonwealth Bank of Australia (Banks) .............     25,000       286,701
  Pacifica Group Ltd. (Miscellaneous) ................     60,000       198,840
  QBE Insurance Group Ltd. (Insurance) ...............    112,500       506,312
                                                                    -----------
                                                                      1,825,157
                                                                    -----------
Hong Kong--20.6%
  CDL Hotels International Ltd. (Hotels) .............    700,000       212,307
  Giordano International Ltd. (Retail) ...............    400,000       138,097
  Hongkong Electric Holdings Ltd.
    (Utility-Electric) ...............................    110,000       418,097
  Manhattan Card Co. Ltd. (Consumer Finance)              700,000       246,186
  National Mutual Asia Ltd. (Insurance) ..............    450,000       447,201
  Smartone Telecommunications (Utility-
    Telephone) .......................................    100,000       192,948
  Swire Pacific Ltd. Class B (Miscellaneous) .........    400,000       405,255
                                                                    -----------
                                                                      2,060,091
                                                                    -----------
India--8.3%
  Grasim Industries Ltd. Sponsored GDR 144A
    (Basic Materials) (c) ............................     22,600       246,340
  Industrial Credit & Investment Corporation of
    India Ltd Sponsored GDR (Diversified
    Financial Services) ..............................     45,000       585,000
                                                                    -----------
                                                                        831,340
                                                                    -----------
Indonesia--3.9%
  PT Bank Bali (Banks) ...............................    370,000        45,452
  PT Duta Anggada Realty TBK (Property) ..............    200,000         7,279
  PT Indosat TBK (Utility-Telephone) .................    180,000       334,132
                                                                    -----------
                                                                        386,863
                                                                    -----------
Malaysia--4.0%
  AMMB Holdings Berhad (Diversified Financial
    Services) ........................................     50,000        32,757
  Malaysian Oxygen Berhad (Chemical) .................     80,000       178,815
  Muhibbah Engineering (M) Berhad (Engineering
    & Construction) ..................................     85,000        54,595
  Rashid Hussain Berhad (Diversified Financial
    Services) ........................................     50,000        38,794
  Sime UEP Properties Berhad (Property) ..............    180,000        96,190
                                                                    -----------
                                                                        401,151
                                                                    -----------
New Zealand--2.4%
  Telecom Corporation of New Zealand Ltd.
    (Utility-Telephone) ..............................     50,000       242,437
                                                                    -----------
Philippines--7.7%
  Ayala Land, Inc. Class B (Engineering &
    Construction) ....................................    575,000       230,583
  Bank of the Philippine Islands (Banks) .............     20,000        44,613
  La Tondena Distillers, Inc. (Beverages) ............    175,000        81,143
  Manila Electric Co. (Electric Companies) ...........      9,000        30,226
  Philippine Long Distance Telephone Co.
    Sponsored ADR (Utility-Telephone) ................     17,000       382,500
                                                                    -----------
                                                                        769,065
                                                                    -----------
Singapore--9.0%
  Clipsal Industries Ltd. (Electrical Equipment) .....    100,000       128,000
  Robinson & Co. Ltd. (Retail) .......................    108,000       384,593
  Rothmans Industries Ltd. (Tobacco) .................     75,000       391,715
                                                                    -----------
                                                                        904,308
                                                                    -----------


                                                         SHARES        VALUE
                                                       ----------- -------------
South Korea--0.9%
  Samsung Electronics Sponsored GDR 144A
    Non-Voting Shares (Electronics) (c) ..............     15,000   $    93,750
                                                                    -----------
Sri Lanka--1.4%
  National Development Bank Ltd. (Banks) (b) .........     36,500       135,808
                                                                    -----------
Taiwan--4.0%
  Standard Foods Taiwan Ltd. GDR Reg S
    (Retail-Food) (b) ................................     35,000       402,500
                                                                    -----------
Thailand--3.5%
  Bangkok Bank Public Co. Ltd. (Banks) ...............     40,000        99,692
  Ruam Pattana Fund II (Closed End Mutual Fund).......  1,250,000       127,211
  Siam Commercial Bank Public Co. Ltd. (Banks) .......    106,666       121,844
                                                                    -----------
                                                                        348,747
                                                                    -----------
United Kingdom--3.1%
  HSBC Holdings PLC (Banks) ..........................     12,000       310,219
                                                                    -----------
TOTAL COMMON STOCKS
  (Identified cost $13,074,969) ................................      8,711,436.
                                                                    -----------
WARRANTS--0.0%
Malaysia--0.0%
  AMMB Holdings Berhad Warrants (Diversified
    Financial Services) (b) ..........................      6,000           462
                                                                    -----------
Thailand--0.0%
  Siam Commercial Bank Public Co. Ltd.
    Warrants (Banks) .................................     26,666             0
                                                                    -----------
TOTAL WARRANTS
  (Identified cost $0)...........................................           462
                                                                    -----------


                                                    STANDARD
                                                    & POOR'S       PAR
                                                     RATING       VALUE
                                                  (Unaudited)     (000)
                                                 ------------- -----------
CONVERTIBLE BONDS--0.0%
Malaysia--0.0%
  AMMB Holdings Berhad (ICULS)
    Cv. 7.50%, 5/8/02 (Diversified
    Financial Services) ........................ NR        60(d)     4,008
                                                                     -----
TOTAL CONVERTIBLE BONDS
  (Identified cost $24,024)..................................        4,008
                                                                     -----
NON-CONVERTIBLE BONDS--0.1%
Malaysia--0.1%
  AMMB Holdings Berhad 5%, 5/13/02
    (Diversified Financial Services) ........... NR        60(d)     7,091
                                                                     -----
TOTAL NON-CONVERTIBLE BONDS
  (Identified cost $24,024)..................................        7,091
                                                                     -----
TOTAL LONG-TERM INVESTMENTS--87.1%
  (Identified cost $13,123,017)..............................    8,722,997
                                                                 ---------
SHORT-TERM OBLIGATIONS--10.0%
  Aubrey G. Lanston & Co., Inc. repurchase
    agreement, 5.75%, dated 12/31/97 due
    1/2/98, repurchase price $1,000,319,
    collateralized by U.S. Treasury Note
    6.25%, 6/30/98, market value $1,021,132            $1,000    1,000,000
                                                                 ---------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,000,000)...............................    1,000,000
                                                                 ---------
TOTAL INVESTMENTS--97.1%
  (Identified cost $14,123,017)..............................    9,722,997(a)
  Cash and receivables, less liabilities--2.9% ..............      293,705
                                                               -----------
NET ASSETS--100.0% ..........................................  $10,016,702
                                                               ===========

(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $398,772 and gross depreciation of $4,949,287 for income tax purposes. At December 31, 1997 the aggregate cost of securities for federal income tax purposes was $14,273,512.
(b) Non-income producing.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. At December 31, 1997, these securities amounted to a value of $340,090 or 3.4% of net assets.
(d) Par value represents Malaysian Ringgits.


                       See Notes to Financial Statements

                            ABERDEEN NEW ASIA SERIES


                            INDUSTRY DIVERSIFICATION
          As a Percentage of Total Value of Total Long-Term Investments
                                   (Unaudited)


    Banks ..................................    12.0%
    Basic Materials ........................     2.8
    Beverages ..............................     6.5
    Chemical ...............................     2.0
    Closed End Mutual Fund .................     1.5
    Consumer Finance .......................     2.8
    Diversified Financial Services .........     7.7
    Electric Companies .....................     0.3
    Electrical Equipment ...................     1.5
    Electronics ............................     1.1
    Engineering & Construction .............     3.3
    Hotels .................................     2.4
    Insurance ..............................    10.9
    Miscellaneous ..........................     6.9
    Property ...............................     1.2
    Retail .................................     6.0
    Retail-Food ............................     4.6
    Tobacco ................................     4.5
    Utility-Electric .......................     4.8
    Utility-Gas ............................     4.0
    Utility-Telephone ......................    13.2
                                               -----
                                               100.0%
                                               =====


                       See Notes to Financial Statements

                            ABERDEEN NEW ASIA SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997


Assets
Investment securities at value (Identified cost $14,123,017) .....................     $ 9,722,997
Foreign currency at value (Identified cost $7,445)................................           7,445
Cash .............................................................................          57,058
Receivables
 Investment securities sold ......................................................         278,311
 Dividends and interest ..........................................................          17,972
 Fund shares sold ................................................................             425
 Tax reclaim .....................................................................             150
                                                                                       -----------
  Total assets ...................................................................      10,084,358
                                                                                       -----------
Liabilities
Payables
 Investment advisory fee .........................................................           4,914
 Trustees' fee ...................................................................           4,365
 Financial agent fee .............................................................           1,633
 Accrued expenses ................................................................          56,744
                                                                                       -----------
  Total liabilities ..............................................................          67,656
                                                                                       -----------
Net Assets .......................................................................     $10,016,702
                                                                                       ===========
Net Assets Consist of:
 Capital paid in on shares of beneficial interest ................................     $15,094,871
 Distributions in excess of net investment income ................................        (159,799)
 Accumulated net realized loss ...................................................        (513,917)
 Net unrealized depreciation .....................................................      (4,404,453)
                                                                                       -----------
Net Assets .......................................................................     $10,016,702
                                                                                       ===========
Shares of beneficial interest outstanding, $1 par value, unlimited authorization .       1,555,458
                                                                                       ===========
Net asset value and offering price per share .....................................           $6.44
                                                                                       ===========


STATEMENT OF OPERATIONS
For the year ended December 31, 1997

Investment Income
 Dividends ..............................................................................     $   351,842
 Interest ...............................................................................          55,368
 Foreign taxes withheld .................................................................         (33,831)
                                                                                              -----------
  Total investment income ...............................................................         373,379
                                                                                              -----------
Expenses
 Investment advisory fee ................................................................         129,766
 Financial agent fee ....................................................................           7,786
 Custodian ..............................................................................          59,952
 Trustees ...............................................................................          20,505
 Professional ...........................................................................          20,486
 Printing ...............................................................................          17,972
 Miscellaneous ..........................................................................           3,338
                                                                                              -----------
  Total expenses ........................................................................         259,805
  Less expenses borne by investment adviser .............................................         (97,597)
                                                                                              -----------
  Net expenses ..........................................................................         162,208
                                                                                              -----------
Net investment income ...................................................................         211,171
                                                                                              -----------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized loss on securities ........................................................        (513,917)
 Net realized loss on foreign currency transactions .....................................         (12,179)
 Net change in unrealized appreciation (depreciation) on investments ....................      (4,377,468)
 Net change in unrealized appreciation (depreciation) on foreign currency and foreign
  currency transactions                                                                       ------------
                                                                                                   (4,383)
Net loss on investments .................................................................      (4,907,947)
                                                                                              -----------
Net decrease in net assets resulting from operations ....................................    ($ 4,696,776)
                                                                                              ===========


                       See Notes to Financial Statements

                            ABERDEEN NEW ASIA SERIES

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                Year Ended
                                                                                            December 31, 1997
                                                                                           -------------------
From Operations
 Net investment income ...................................................................    $    211,171
 Net realized gain (loss) ................................................................        (526,096)
 Net change in unrealized appreciation (depreciation) ....................................      (4,381,851)
                                                                                              ------------
 Net increase (decrease) in net assets resulting from operations .........................      (4,696,776)
                                                                                              ------------
From Distributions to Shareholders
 Net investment income ...................................................................        (211,171)
 Net realized gains ......................................................................          (6,760)
 In excess of net investment income ......................................................        (143,676)
 Tax return of capital ...................................................................         (76,927)
                                                                                              ------------
 Decrease in net assets from distributions to shareholders ...............................        (438,534)
                                                                                              ------------
From Share Transactions
 Proceeds from sales of shares (1,188,914 and 1,343,657 shares, respectively) ............      10,623,009
 Net asset value of shares issued from reinvestment of distributions (66,703 and 5,928
  shares, respectively) ..................................................................         438,534
 Cost of shares repurchased (862,809 and 186,935 shares, respectively) ...................      (7,494,737)
                                                                                              ------------
 Increase in net assets from share transactions ..........................................       3,566,806
                                                                                              ------------
 Net increase (decrease) in net assets ...................................................      (1,568,504)
Net Assets
 Beginning of period .....................................................................      11,585,206
                                                                                              ------------
 End of period (including distributions in excess of net investment income of
  ($159,799) and ($3,944), respectively) .................................................    $ 10,016,702
                                                                                              ============



                                                                                               From Inception
                                                                                            September 17, 1996 to
                                                                                              December 31, 1996
                                                                                           ----------------------
From Operations
 Net investment income ...................................................................      $     58,378
 Net realized gain (loss) ................................................................             3,328
 Net change in unrealized appreciation (depreciation) ....................................           (22,602)
                                                                                                ------------
 Net increase (decrease) in net assets resulting from operations .........................            39,104
                                                                                                ------------
From Distributions to Shareholders
 Net investment income ...................................................................           (58,378)
 Net realized gains ......................................................................                --
 In excess of net investment income ......................................................              (512)
 Tax return of capital ...................................................................                --
                                                                                                ------------
 Decrease in net assets from distributions to shareholders ...............................           (58,890)
                                                                                                ------------
From Share Transactions
 Proceeds from sales of shares (1,188,914 and 1,343,657 shares, respectively) ............        13,400,256
 Net asset value of shares issued from reinvestment of distributions (66,703 and 5,928
  shares, respectively) ..................................................................            58,890
 Cost of shares repurchased (862,809 and 186,935 shares, respectively) ...................        (1,854,154)
                                                                                                ------------
 Increase in net assets from share transactions ..........................................        11,604,992
                                                                                                ------------
 Net increase (decrease) in net assets ...................................................        11,585,206
Net Assets
 Beginning of period .....................................................................                 0
                                                                                                ------------
 End of period (including distributions in excess of net investment income of
  ($159,799) and ($3,944), respectively) .................................................      $ 11,585,206
                                                                                                ============

FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                                  From Inception
                                                     Year Ended     9/17/96 to
                                                      12/31/97       12/31/96
                                                  --------------- ---------------
Net asset value, beginning of period ..........      $9.96            $10.00
Income from investment operations
 Net investment income ........................       0.15(1)           0.05(1)
 Net realized and unrealized gain (loss) ......      (3.36)            (0.04)
                                                    -------          --------
  Total from investment operations ............      (3.21)             0.01
                                                    -------          --------
Less distributions
 Dividends from net investment income .........      (0.15)            (0.05)
 Dividends from net realized gains ............      (0.01)              --
 In excess of net investment income ...........      (0.10)              --
 Tax return of capital ........................      (0.05)              --
                                                    -------          --------
  Total distributions .........................      (0.31)            (0.05)
                                                    -------          --------
Change in net asset value .....................      (3.52)            (0.04)
                                                    -------          --------
Net asset value, end of period ................      $6.44             $9.96
                                                    =======          ========
Total return ..................................     (32.39)%            0.16%(3)
Ratios/supplemental data:
Net assets, end of period (thousands) .........    $10,017           $11,585
Ratio to average net assets of:
 Operating expenses ...........................       1.25%             1.25%(2)
 Net investment income ........................       1.63%             2.40%(2)
Portfolio turnover rate .......................         27%                2%(3)
Average commission rate paid(4) ...............    $0.0109           $0.0109

(1) Includes reimbursement of operating expenses by investment adviser of $0.07 and $0.03 per share, respectively.
(2) Annualized.
(3) Not annualized.
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                        See Notes to Financial Statements

                             ENHANCED INDEX SERIES

INVESTMENT REVIEW

     Since its inception in July 1997, the Fund has returned 5.83% compared with 5.67% for the S&P 500 Index. All performance figures assume reinvestment of dividends and are net of fees.

     The Fund underperformed its benchmark in the fourth quarter, 2.61% versus 2.84% as the market returned to the large-cap domination. Because of the Fund's sector and style neutral construction, the weakness can be attributed entirely to stock selection, particularly in the telephone and retail sectors. While our strategy constrains each stock's relative weight in the portfolio, limiting the impact of each purchase decision, a few holdings were worth noting.

     In the telephone sector, an overweighted position in Worldcom and underweighted position in AT&T held back performance. Worldcom shares suffered from the second round of bidding for MCI, although strategically this company is the best-positioned and has the best managerial track record for achieving merger synergies. We believe they will be the best performing telephone stock in 1998 as they capture proportionately more revenue in Internet, local and long distance. AT&T, a laggard in the first half of 1997, has rallied on the cost-cutting reputation of its new CEO, Michael Armstrong, and the prospects of a merger as industry consolidation continues.

     In the retail sector, overweighted positions in Sears and Toys "R" Us contributed to the performance shortfall. Sears fell sharply in October when the company warned that fourth-quarter results might be disappointing as more customers fell behind in credit card payments. Weakness in Toys "R" Us stemmed from overblown rumors over a poor Christmas shopping season. However, strong sales in the final week of the year helped the company meet earnings expectations.

     Good stock selection in the drug sector was a positive contributor to results. The single most successful decision was to underweight Merck & Co. That allowed us to overweight Schering-Plough and Warner-Lambert, which both had excellent results. Schering-Plough had been a neglected stock with solid management and an enormously successful allergy drug, Claritin. Warner-Lambert had two of the most successful drug launches ever this year, with Lipitor (a cholesterol drug) and Rezulin (a diabetes drug), far exceeding analysts' sales estimates. The stock gave back some of its gains in December but remains attractive. Stock selection in the financial services and consumer staple sectors also contributed positively to the portfolio, in particular holdings in Green Tree Acceptance and Archer-Daniels-Midland.


OUTLOOK

     We expect moderately lower growth and higher inflation next year. Gross domestic product should grow at a more trend-like rate of 2.7% in 1998, down from approximately 3.7% in 1997. We believe inflation will tick up to 2.25% from 1.8% last year as wage pressures begin to be felt during this latter stage of prolonged economic expansion. Accordingly, we expect after-tax corporate operating profit growth to fall from 12% this year to 7% next year.

     Going forward, we will continue to invest in attractively valued stocks where we have a high degree of confidence in our forecasts, where we can identify events that can cause value to be realized and where a compelling risk/reward tradeoff can be offered.


     Total Returns for Period Ending 12/31/97
                                                From
                                             Inception
                                             7/15/97 to
                                              12/31/97
     --------------------------------------------------
     Enhanced Index Series                     5.83%
     --------------------------------------------------
     S&P 500 Stock Index*                      5.67%
     --------------------------------------------------

* The S&P 500 Stock Index is an unmanaged but commonly used measure of stock total return performance.

                             ENHANCED INDEX SERIES

                            SCHEDULE OF INVESTMENTS
                               December 31, 1997




                                              SHARES          VALUE
                                             ----------      -------
COMMON STOCKS--92.4%
Aerospace/Defense--1.2%
  Boeing Co. .............................      6,600      $  322,987
  General Motors Corp. Class H ...........      1,300          48,019
  Sundstrand Corp. .......................        100           5,037
                                                           ----------
                                                              376,043
                                                           ----------
Airlines--0.2%
  AMR Corp. (b) ..........................        400          51,400
  Southwest Airlines Co. .................        900          22,162
                                                           ----------
                                                               73,562
                                                           ----------
Aluminum--0.4%
  Aluminum Company of America ............      1,100          77,412
  Reynolds Metals Co. ....................        500          30,000
                                                           ----------
                                                              107,412
                                                           ----------
Auto Parts & Equipment--0.8%
  Cooper Tire & Rubber Co. ...............        700          17,063
  Dana Corp. .............................        300          14,250
  Echlin, Inc. ...........................        600          21,713
  Genuine Parts Co. ......................      1,600          54,300
  Goodyear Tire & Rubber Co. .............      1,500          95,437
  ITT Industries, Inc. ...................      1,100          34,512
  Lear Corp. (b) .........................        400          19,000
                                                           ----------
                                                              256,275
                                                           ----------
Automobiles--1.2%
  Chrysler Corp. .........................      5,800         204,088
  Ford Motor Co. .........................      2,600         126,587
  General Motors Corp. ...................        500          30,312
                                                           ----------
                                                              360,987
                                                           ----------
Banks (Major Regional)--5.0%
  Associated Banc-Corp ...................        200          11,025
  Banc One Corp. .........................      2,200         119,488
  BankBoston Corp. .......................        600          56,363
  Barnett Banks, Inc. ....................      1,100          79,063
  Charter One Financial, Inc. ............        300          18,938
  City National Corp. ....................        200           7,387
  Colonial BancGroup, Inc. ...............        200           6,887
  Comerica, Inc. .........................        300          27,075
  Compass Bankshares, Inc. ...............        300          13,125
  Crestar Financial Corp. ................        500          28,500
  Deposit Guaranty Corp. .................        200          11,375
  Dime Bancorp, Inc. .....................        500          15,125
  First American Corp. ...................        100           4,975
  First Commerce Corp. ...................        500          33,625
  First of America Bank Corp. ............      1,100          84,837
  First Union Corp. ......................      4,100         210,125
  Firstar Corp. ..........................        500          21,219
  Fleet Financial Group, Inc. ............      1,200          89,925
  Hibernia Corp. Class A .................        600          11,287
  KeyCorp ................................        800          56,650
  Mercantile Bancorporation, Inc. ........        600          36,900
  NationsBank Corp. ......................      2,800         170,275
  Northern Trust Corp. ...................        100           6,975
  Provident Financial Group, Inc. ........        200           9,700
  Republic New York Corp. ................        200          22,837
  Southtrust Corp. .......................        400          25,375
  Sovereign Bancorp, Inc. ................        400           8,300
  Star Banc Corp. ........................        400          22,950
  SunTrust Banks, Inc. ...................        100           7,137
  U.S. Bancorp ...........................        700          78,356
  Union Planters Corp. ...................        200          13,587


                                                         SHARES          VALUE
                                                         ---------     ---------
Banks (Major Regional)--continued
  Valley National Bancorp ...........................        200    $    7,863
  Washington Federal, Inc. ..........................        200         6,288
  Washington Mutual, Inc. ...........................      1,100        70,194
  Wells Fargo & Co. .................................        400       135,775
  Westamerica Bancorporation ........................        100        10,225
                                                                    ----------
                                                                     1,539,731
                                                                    ----------
Banks (Money Center)--2.7%
  BankAmerica Corp. .................................      3,000       219,000
  Bankers Trust New York Corp. ......................        400        44,975
  Chase Manhattan Corp. .............................      1,800       197,100
  Citicorp ..........................................      2,000       252,875
  First Chicago NBD Corp. ...........................      1,300       108,550
                                                                    ----------
                                                                       822,500
                                                                    ----------
Beverages (Alcoholic)--0.4%
  Anheuser-Busch Companies, Inc. ....................      2,500       110,000
                                                                    ----------
Beverages (Non-Alcoholic)--2.7%
  Coca-Cola Co. .....................................      8,500       566,313
  PepsiCo, Inc. .....................................      7,100       258,706
                                                                    ----------
                                                                       825,019
                                                                    ----------
Broadcasting (Television, Radio, & Cable)--0.8%
  Comcast Corp. Special Class A .....................      1,400        44,187
  Tele-Communications TCI Group A (b) ...............      3,300        92,194
  U.S. West Media Group (b) .........................      4,300       124,163
                                                                    ----------
                                                                       260,544
                                                                    ----------
Building Materials--0.1%
  Owens Corning .....................................        500        17,062
                                                                    ----------
Chemicals--2.2%
  Air Products & Chemicals, Inc. ....................        500        41,125
  Dow Chemical Co. ..................................      1,100       111,650
  Du Pont (E.I.) de Nemours & Co. ...................      5,300       318,331
  Lyondell Petrochemical Co. ........................        400        10,600
  Monsanto Co. ......................................      2,800       117,600
  Praxair, Inc. .....................................        700        31,500
  Rohm & Haas Co. ...................................        300        28,725
  Union Carbide Corp. ...............................        600        25,763
                                                                    ----------
                                                                       685,294
                                                                    ----------
Chemicals (Diversified)--0.1%
  PPG Industries, Inc. ..............................        700        39,987
                                                                    ----------
Chemicals (Specialty)--0.2%
  Albemarle Corp. ...................................        200         4,775
  Crompton & Knowles Corp. ..........................        300         7,950
  Cytec Industries, Inc. (b) ........................        200         9,388
  International Flavors & Fragrances, Inc. ..........        500        25,750
  Solutia, Inc. (b) .................................        700        18,681
                                                                    ----------
                                                                        66,544
                                                                    ----------
Commercial Finance--0.1%
  Fremont General Corp. .............................        200        10,950
  National Commerce Bancorporation ..................        200         7,050
  North Fork Bancorporation, Inc. ...................        300        10,069
  Pacific Century Financial Corp. ...................        400         9,900
  Wilmington Trust Corp. ............................        100         6,237
                                                                    ----------
                                                                        44,206
                                                                    ----------
Communications Equipment--1.5%
  360 Communications Co. (b) ........................        600        12,113
  Harris Corp. ......................................        700        32,113
  Lucent Technologies, Inc. .........................      3,100       247,612
  Motorola, Inc. ....................................      3,200       182,600
                                                                    ----------
                                                                       474,438
                                                                    ----------


                       See Notes to Financial Statements

                              ENHANCED INDEX SERIES


                                                   SHARES             VALUE
                                                 ------------     -------------
Computers (Hardware)--3.5%
  Compaq Computer Corp. (b) .....................  4,000            $  225,750
  Dell Computer Corp. (b) .......................  1,700               142,800
  Hewlett Packard Co. ...........................  1,500                93,750
  International Business Machines Corp. (c) .....  5,100               533,268
  Quantum Corp. (b) .............................    700                14,044
  Sun Microsystems, Inc. (b) ....................  2,000                79,750
                                                                    ----------
                                                                     1,089,362
                                                                    ----------
Computers (Networking)--1.1%
  Bay Networks, Inc. (b) ........................  1,100                28,119
  Cabletron Systems, Inc. (b) ...................    800                12,000
  Cisco Systems, Inc. (b) .......................  5,500               306,625
                                                                    ----------
                                                                       346,744
                                                                    ----------
Computers (Peripherals)--0.2%
  EMC Corp. (b) .................................  2,700                74,081
                                                                    ----------
Computers (Software & Services)--2.5%
  Computer Associates International, Inc. .......  2,500               132,187
  Electronic Data Systems Corp. .................  1,800                79,088
  Microsoft Corp. (b) (c) .......................  3,400               439,450
  Oracle Corp. (b) ..............................  5,300               118,256
  Sybase, Inc. (b) ..............................    300                 3,994
                                                                    ----------
                                                                       772,975
                                                                    ----------

Consumer Finance--0.4%
  Beneficial Corp. ..............................    200                16,625
  Green Tree Financial Corp. ....................    600                15,713
  Household International, Inc. .................    500                63,781
  Providian Financial Corp. .....................    400                18,075
                                                                    ----------
                                                                       114,194
                                                                    ----------
Containers & Packaging (Paper)--0.1%
  Stone Container Corp. .........................    600                 6,262
  Temple-Inland, Inc. ...........................    400                20,925
  Union Camp Corp. ..............................    200                10,738
                                                                    ----------
                                                                        37,925
                                                                    ----------
Diversified Financial Services--0.5%
  American General Corp. ........................  1,300                70,281
  Capital One Financial Corp. ...................    300                16,256
  MBNA Corp. ....................................  2,200                60,088
                                                                    ----------
                                                                       146,625
                                                                    ----------
Electric Companies--2.6%
  Baltimore Gas & Electric Co. ..................    800                27,250
  CMS Energy Corp. ..............................    500                22,031
  Central & Southwest Corp. .....................  1,100                29,769
  Cinergy Corp. .................................    800                30,650
  DTE Energy Co. ................................    700                24,281
  Dominion Resources, Inc. ......................  1,000                42,562
  Duke Energy Corp. .............................  1,900               105,212
  Edison International ..........................  1,900                51,656
  Entergy Corp. .................................  1,300                38,919
  GPU, Inc. .....................................    600                25,275
  Houston Industries, Inc. ......................  1,500                40,031
  Illinova Corp. ................................    400                10,775
  New England Electric System ...................    300                12,825
  Nipsco Industries, Inc. .......................    100                 4,944
  Northern States Power Co. .....................    400                23,300
  PECO Energy Co. ...............................  1,200                29,100
  PP&L Resources, Inc. ..........................    900                21,544
  Potomac Electric Power Co. ....................    600                15,488
  Public Service Enterprise Group, Inc. .........    700                22,181
  Southern Co. ..................................  3,600                93,150
  Teco Energy, Inc. .............................    700                19,688
  Texas Utilities Co. ...........................  1,200                49,875


                                                    SHARES            VALUE
                                                 ------------      ----------
Electric Companies--continued
  Unicom Corp. ..................................  1,100            $   33,825
  Union Electric Co. ............................    500                21,625
  Wisconsin Energy Corp. ........................    600                17,250
                                                                    ----------
                                                                       813,206
                                                                    ----------
Electrical Equipment--3.6%
  Coltec Industries, Inc. (b) ...................    400                 9,275
  Emerson Electric Co. ..........................  2,600               146,738
  General Electric Co. .......................... 10,500               770,437
  General Signal Corp. ..........................    300                12,656
  Honeywell, Inc. ...............................  1,200                82,200
  Rockwell International Corp. ..................  1,800                94,050
                                                                    ----------
                                                                     1,115,356
                                                                    ----------
Electronics (Component Distributors)--0.1%
  Grainger (W.W.), Inc. .........................    300                29,156
                                                                    ----------
Electronics (Defense)--0.5%
  Raytheon Co. Class A (b) ......................  1,501                74,040
  Raytheon Co. Class B ..........................  1,800                90,900
                                                                    ----------
                                                                       164,940
                                                                    ----------
Electronics (Instrumentation)--0.2%
  Perkin Elmer Corp. ............................    500                35,531
  Xilinx, Inc. (b) ..............................    400                14,025
                                                                    ----------
                                                                        49,556
                                                                    ----------
Electronics (Semiconductors)--2.3%
  Intel Corp. (c) ...............................  8,300               583,075
  National Semiconductor Corp. (b) ..............    900                23,344
  Texas Instruments, Inc. .......................  2,100                94,500
                                                                    ----------
                                                                       700,919
                                                                    ----------
Engineering & Construction--0.1%
  Fluor Corp. ...................................    500                18,687
  Foster Wheeler Corp. ..........................    200                 5,413
                                                                    ----------
                                                                        24,100
                                                                    ----------
Entertainment--2.1%
  Time Warner, Inc. .............................  3,700               229,400
  Viacom, Inc. Class B (b) ......................  2,500               103,594
  Walt Disney Co. ...............................  3,200               317,000
                                                                    ----------
                                                                       649,994
                                                                    ----------
Entertainment, Leisure & Gaming--0.1%
  International Game Technology .................    800                20,200
                                                                    ----------
Equipment (Semiconductor)--0.2%
  Applied Materials, Inc. (b) ...................  1,900                57,237
                                                                    ----------
Financial (Diversified)--2.8%
  American Express Co. ..........................  2,000               178,500
  Associates First Capital Corp. Class A ........    300                21,337
  Bear Stearns Companies, Inc. ..................    500                23,750
  ContiFinancial Corp. (b) ......................    200                 5,037
  FHLMA .........................................  3,000               125,813
  FNMA (c) ......................................  4,600               262,487
  Finova Group, Inc. ............................    200                 9,938
  Greenpoint Financial Corp. ....................    200                14,513
  Lehman Brothers Holdings, Inc. ................    500                25,500
  MBIA, Inc. ....................................    500                33,406
  Money Store, Inc. (The) .......................    200                 4,200
  Morgan Stanley, Dean Witter, Discover and Co.    2,600               153,725
  TCF Financial Corp. ...........................    400                13,575
                                                                    ----------
                                                                       871,781
                                                                    ----------
Foods--1.5%
  CPC International, Inc. .......................    400                43,100
  General Mills, Inc. ...........................    500                35,813
  Heinz (H.J.) Co. ..............................  1,500                76,219
  Hershey Foods Corp. ...........................    400                24,775
  Kellogg Co. ...................................  2,100               104,212


                       See Notes to Financial Statements

                             ENHANCED INDEX SERIES



                                                    SHARES          VALUE
                                                    ----------    ----------
Foods--continued
  Nabisco Holdings Corp. Class A ................        200         $   9,687
  Ralston-Ralston Purina Group ..................        600            55,763
  Sara Lee Corp. ................................      2,100           118,256
                                                                     ---------
                                                                       467,825
                                                                     ---------
Footwear--0.2%
  Nike, Inc. Class B ............................      1,500            58,875
  Reebok International Ltd. (b) .................        500            14,406
                                                                     ---------
                                                                        73,281
                                                                     ---------
Gaming, Lottery, & Parimutuel Cos.--0.0%
  Harrah's Entertainment, Inc. (b) ..............        600            11,325
                                                                     ---------
Hardware & Tools--0.1%
  Black & Decker Corp. ..........................        900            35,156
                                                                     ---------
Health Care (Diversified)--4.2%
  Abbott Laboratories ...........................        700            45,894
  American Home Products Corp. ..................      3,400           260,100
  Bristol-Myers Squibb Co. ......................      5,400           510,975
  Johnson & Johnson .............................      3,700           243,737
  Warner-Lambert Co. ............................      1,800           223,200
                                                                     ---------
                                                                     1,283,906
                                                                     ---------
Health Care (Drugs-Major Pharmaceuticals)--4.1%
  Agouron Pharmaceuticals, Inc. (b) .............        100             2,938
  Chiron Corp. (b) ..............................      1,000            17,000
  Forest Laboratories, Inc. (b) .................        300            14,794
  Lilly (Eli) & Co. .............................      2,000           139,250
  Merck & Co., Inc. .............................      5,800           616,250
  Pfizer, Inc. ..................................      4,200           313,162
  Schering-Plough Corp. .........................      2,500           155,312
  Watson Pharmaceuticals, Inc. (b) ..............        600            19,463
                                                                     ---------
                                                                     1,278,169
                                                                     ---------
Health Care (Hospital Management)--0.9%
  Columbia/HCA Healthcare Corp. (c) .............      5,400           159,975
  Health Care and Retirement Corp. (b) ..........        400            16,100
  Health Management Association, Inc. Class A (b)        700            17,675
  Tenet Healthcare Corp. (b) ....................      2,800            92,750
                                                                     ---------
                                                                       286,500
                                                                     ---------
Health Care (Managed Care)--0.4%
  Humana, Inc. (b) ..............................      1,600            33,200
  United Healthcare Corp. .......................      1,700            84,469
                                                                     ---------
                                                                       117,669
                                                                     ---------
Health Care (Medical Products & Supplies)--0.5%
  Bard (C.R.), Inc. .............................        500            15,656
  Bausch & Lomb, Inc. ...........................        600            23,775
  Baxter International, Inc. ....................        900            45,394
  Boston Scientific Corp. (b) ...................      1,800            82,575
                                                                     ---------
                                                                       167,400
                                                                     ---------
Health Care (Specialized Services)--0.0%
  Alza Corp. (b) ................................        300             9,544
                                                                     ---------
Household Furn. & Appliances--0.2%
  Leggett & Platt, Inc. .........................        900            37,687
  Whirlpool Corp. ...............................        700            38,500
                                                                     ---------
                                                                        76,187
                                                                     ---------
Household Products (Non-Durables)--2.3%
  Kimberly Clark Corp. ..........................      2,800           138,075
  Procter & Gamble Co. ..........................      7,000           558,687
                                                                     ---------
                                                                       696,762
                                                                     ---------
Housewares--0.1%
  Rubbermaid, Inc. ..............................      1,400            35,000
                                                                     ---------


                                                      SHARES              VALUE
                                                      -------         ----------
Insurance (Life/Health)--0.5%
  Aetna, Inc. .................................        1,300         $  91,731
  Transamerica Corp. ..........................          300            31,950
  UNUM Corp. ..................................          800            43,500
                                                                     ---------
                                                                       167,181
                                                                     ---------
Insurance (Multi-Line)--3.1%
  Ambac Financial Group, Inc. .................          400            18,400
  American International Group, Inc. ..........        4,000           435,000
  Cigna Corp. .................................          500            86,531
  Financial Security Assurance Holdings Ltd. ..          200             9,650
  Hartford Financial Services Group, Inc. .....          700            65,494
  Lincoln National Corp. ......................          400            31,250
  PMI Group, Inc. (The) .......................          200            14,462
  SAFECO Corp. ................................          800            39,000
  Travelers Group, Inc. .......................        5,000           269,375
                                                                     ---------
                                                                       969,162
                                                                     ---------
Insurance (Property-Casualty)--0.7%
  Allstate Corp. ..............................          500            45,438
  General Re Corp. ............................          400            84,800
  Mercury General Corp. .......................          200            11,050
  Ohio Casualty Corp. .........................          200             8,925
  St. Paul Companies, Inc. ....................          500            41,031
  Travelers Property Casualty Corp. Class A ...          400            17,600
                                                                     ---------
                                                                       208,844
                                                                     ---------
Insurance Brokers--0.3%
  Marsh & McLennan Companies, Inc. ............        1,000            74,563
                                                                     ---------
Investment Banking/Brokerage--0.1%
  Edwards (A.G.), Inc. ........................          400            15,900
                                                                     ---------
Iron & Steel--0.1%
  Allegheny Teledyne, Inc. ....................        1,000            25,875
  Nucor Corp. .................................          200             9,663
                                                                     ---------
                                                                        35,538
                                                                     ---------
Leisure Time (Products)--0.6%
  Circus Circus Enterprises, Inc. (b) .........          700            14,350
  Hasbro, Inc. ................................        1,300            40,950
  MGM Grand, Inc. (b) .........................          400            14,425
  Mattel, Inc. ................................        2,400            89,400
  Mirage Resorts, Inc. (b) ....................        1,200            27,300
                                                                     ---------
                                                                       186,425
                                                                     ---------
Lodging-Hotels--0.4%
  Extended Stay America, Inc. (b) .............          500             6,219
  Hilton Hotels Corp. .........................        1,700            50,575
  ITT Corp. (b) ...............................          800            66,300
                                                                     ---------
                                                                       123,094
                                                                     ---------
Machinery (Diversified)--0.5%
  Caterpillar, Inc. ...........................        2,200           106,837
  Cooper Industries, Inc. .....................          700            34,300
  Harnischfeger Industries, Inc. ..............          300            10,594
  Ingersoll-Rand Co. ..........................          300            12,150
                                                                     ---------
                                                                       163,881
                                                                     ---------
Manufacturing (Diversified)--2.1%
  Aeroquip-Vickers, Inc. ......................          200             9,813
  AlliedSignal, Inc. ..........................        5,200           202,475
  Eaton Corp. .................................          400            35,700
  Illinois Tool Works, Inc. ...................          800            48,100
  Johnson Controls, Inc. ......................          800            38,200
  Tenneco, Inc. ...............................        1,800            71,100
  Tyco International Ltd. .....................        5,200           234,325
                                                                     ---------
                                                                       639,713
                                                                     ---------


                        See Notes to Financial Statements

                              ENHANCED INDEX SERIES


                                                     SHARES           VALUE
                                                     ------          --------
Metals Mining--0.2%
  Freeport-McMoran Copper & Gold, Inc.
    Class A ......................................    1,200        $  18,375
  Oregon Metallurgical Corp. (b) .................      300           10,013
  Phelps Dodge Corp. .............................      400           24,900
                                                                   ---------
                                                                      53,288
                                                                   ---------
Natural Gas--0.4%
  Consolidated Natural Gas Co. ...................      500           30,250
  Enron Corp. ....................................    1,600           66,500
  Western Resources, Inc. ........................      300           12,900
                                                                   ---------
                                                                     109,650
                                                                   ---------
Office Equipment & Supplies--0.0%
  Symbol Technologies, Inc. ......................      400           15,100
                                                                   ---------
Oil (Domestic Integrated)--0.9%
  Atlantic Richfield Co. .........................    1,700          136,212
  Occidental Petroleum Corp. .....................    1,200           35,175
  Phillips Petroleum Co. .........................      800           38,900
  Pogo Producing Co. .............................      100            2,950
  Tosco Corp. ....................................      800           30,250
  Unocal Corp. ...................................      600           23,288
                                                                   ---------
                                                                     266,775
                                                                   ---------
Oil (International Integrated)--4.6%
  Amoco Corp. ....................................    1,400          119,175
  Chevron Corp. ..................................    2,800          215,600
  Exxon Corp. ....................................   11,000          673,062
  Mobil Corp. ....................................    3,800          274,313
  Texaco, Inc. ...................................    2,600          141,375
                                                                   ---------
                                                                   1,423,525
                                                                   ---------
Oil & Gas (Drilling & Equipment)--1.1%
  Baker Hughes, Inc. .............................      900           39,263
  Cooper Cameron Corp. (b) .......................      300           18,300
  Diamond Offshore Drilling, Inc. ................      400           19,250
  ENSCO International, Inc. ......................      300           10,050
  Falcon Drilling Company, Inc. (b) ..............      400           14,025
  Halliburton Co. ................................      200           10,387
  Input/Output, Inc. (b) .........................      200            5,937
  Noble Drilling Corp. (b) .......................      700           21,438
  Schlumberger Ltd. ..............................    2,400          193,200
  Smith International, Inc. (b) ..................      200           12,275
                                                                   ---------
                                                                     344,125
                                                                   ---------
Oil & Gas (Exploration & Production)--0.1%
  Anadarko Petroleum Corp. .......................      200           12,138
  Union Pacific Resources Group, Inc. ............      700           16,975
  Valero Energy Corp. ............................      300            9,431
                                                                   ---------
                                                                      38,544
                                                                   ---------
Oil & Gas (Refining & Marketing)--0.1%
  Ashland, Inc. ..................................      400           21,475
  El Paso Natural Gas Co. ........................      300           19,950
                                                                   ---------
                                                                      41,425
                                                                   ---------
Paper & Forest Products--0.7%
  Boise Cascade Corp. ............................      400           12,100
  Bowater, Inc. ..................................      300           13,331
  Champion International Corp. ...................      700           31,719
  Georgia-Pacific Corp. ..........................      600           36,450
  Georgia-Pacific Corp. (Timber Group) (b) .......      500           11,344
  International Paper Co. ........................      200            8,625
  Louisiana-Pacific Corp. ........................      700           13,300
  Mead Corp. .....................................      700           19,600
  Weyerhaeuser Co. ...............................    1,200           58,875
                                                                   ---------
                                                                     205,344
                                                                   ---------


                                                     SHARES         VALUE
                                                    --------       -------
Personal Care--1.1%
  Avon Products, Inc. ...........................       600        $  36,825
  Gillette Co. ..................................     2,900          291,269
                                                                   ---------
                                                                     328,094
                                                                   ---------
Photography/Imaging--1.3%
  Eastman Kodak Co. .............................     2,700          164,194
  Xerox Corp. ...................................     3,000          221,437
                                                                   ---------
                                                                     385,631
                                                                   ---------
Publishing--0.1%
  Tele-Communications TCI Ventures
    Group A (b) .................................     1,200           33,975
                                                                   ---------
Railroads--0.9%
  Burlington Northern, Inc. .....................       800           74,350
  CSX Corp. .....................................     1,100           59,400
  Illinois Central Corp. ........................       300           10,219
  Norfolk Southern Corp. ........................     1,900           58,544
  Union Pacific Corp. ...........................     1,300           81,168
  Wisconsin Central Transportation Corp. (b) ....       200            4,675
                                                                   ---------
                                                                     288,356
                                                                   ---------
Restaurants--0.8%
  McDonald's Corp. ..............................     4,900          233,975
                                                                   ---------
Retail (Building Supplies)--0.7%
  Home Depot, Inc. ..............................     2,700          158,962
  Lowe's Companies, Inc. ........................       500           23,844
  Sherwin-Williams Co. ..........................       600           16,650
                                                                   ---------
                                                                     199,456
                                                                   ---------
Retail (Computers & Electronics)--0.1%
  Circuit City Stores, Inc. .....................       600           21,338
                                                                   ---------
Retail (Department Stores)--0.7%
  Dillard's, Inc. Class A .......................       700           24,675
  Federated Department Stores, Inc. (b) .........     1,400           60,287
  J.C. Penney, Inc. .............................     1,100           66,344
  May Department Stores Co. .....................     1,300           68,494
                                                                   ---------
                                                                     219,800
                                                                   ---------
Retail (Drug Stores)--0.1%
  General Nutrition Co., Inc. (b) ...............       500           17,000
                                                                   ---------
Retail (Food Chains)--0.6%
  Albertson's, Inc. .............................       100            4,738
  American Stores Co. ...........................     1,600           32,900
  Kroger Co. (b) ................................     1,600           59,100
  Safeway, Inc. (b) .............................     1,500           94,875
                                                                   ---------
                                                                     191,613
                                                                   ---------
Retail (General Merchandise)--2.2%
  Best Buy Co., Inc. (b) ........................       300           11,063
  Corporate Express, Inc. (b) ...................       800           10,300
  Dayton Hudson Corp. ...........................     1,400           94,500
  Kmart Corp. (b) ...............................     2,700           31,219
  Sears Roebuck & Co. ...........................     2,500          113,125
  Wal-Mart Stores, Inc. .........................    10,200          402,262
                                                                   ---------
                                                                     662,469
                                                                   ---------
Retail (Specialty)--0.3%
  AutoZone, Inc. (b) ............................     1,000           29,000
  Toys "R" Us, Inc. (b) .........................     1,800           56,588
                                                                   ---------
                                                                      85,588
                                                                   ---------
Retail (Specialty-Apparel)--0.1%
  TJX Co., Inc. .................................       900           30,938
                                                                   ---------


                       See Notes to Financial Statements

                              ENHANCED INDEX SERIES


                                                     SHARES         VALUE
                                                  -----------   -------------
Savings & Loan Companies--0.2%
  Ahmanson (H.F.) & Co. .......................         400      $    26,775
  Golden West Financial Corp. .................         200           19,563
  Ocwen Financial Corp. (b) ...................         300            7,631
                                                                 -----------
                                                                      53,969
                                                                 -----------
Services (Commercial & Consumer)--0.2%
  Service Corporation International ...........       1,800           66,487
                                                                 -----------
Services (Data Processing)--0.3%
  Equifax, Inc. ...............................       1,100           38,981
  First Data Corp. ............................       2,200           64,350
                                                                 -----------
                                                                     103,331
                                                                 -----------
Specialty Printing--0.1%
  Donnelley (R.R.) & Sons Co. .................       1,000           37,250
                                                                 -----------
Telecommunications (Cellular/Wireless)--0.4%
  AirTouch Communications, Inc. (b) ...........       2,800          116,375
                                                                 -----------
Telecommunications (Long Distance)--2.5%
  AT&T Corp. ..................................       5,200          318,500
  MCI Communications Corp. ....................       4,300          184,094
  Sprint Corp. ................................       2,400          140,700
  WorldCom, Inc. (b) ..........................       4,300          130,075
                                                                 -----------
                                                                     773,369
                                                                 -----------
Telephone--3.7%
  Ameritech Corp. .............................         300           24,150
  Bell Atlantic Corp. .........................       2,700          245,700
  BellSouth Corp. .............................       4,200          236,513
  GTE Corp. ...................................       5,200          271,700
  SBC Communications, Inc. (c) ................       5,000          366,250
                                                                 -----------
                                                                   1,144,313
                                                                 -----------
Textiles (Apparel)--0.1%
  Fruit of the Loom, Inc. Class A (b) .........         600           15,375
  Nine West Group, Inc. (b) ...................         100            2,594
                                                                 -----------
                                                                      17,969
                                                                 -----------
Tobacco--1.9%
  Philip Morris Companies, Inc. (c) ...........      12,600          570,938
                                                                 -----------
Truckers--0.1%
  CNF Transportation, Inc. ....................         200            7,675
  Ryder System, Inc. ..........................         400           13,100
                                                                 -----------
                                                                      20,775
                                                                 -----------
Trucks & Parts--0.0%
  Cummins Engine Co., Inc. ....................         200           11,813
                                                                 -----------
Utility--Electric--0.0%
  Northeast Utilities .........................         700            8,269
                                                                 -----------


                                                     SHARES         VALUE
                                                  -----------   -------------
Utility--Water--0.0%
  American Water Works, Inc. ..................         400      $    10,925
                                                                 -----------
Waste Management--0.4%
  Waste Management, Inc. ......................       4,200          115,500
  Wheelabrator Technologies, Inc. .............         500            8,031
                                                                 -----------
                                                                     123,531
                                                                 -----------
TOTAL COMMON STOCKS
  (Identified cost $27,667,300) ..............................    28,516,303
                                                                 -----------
FOREIGN COMMON STOCKS--2.6%
Aluminum--0.1%
  Alcan Aluminum Ltd. (Canada) ................       1,500           41,438
                                                                 -----------
Beverages (Alcoholic)--0.2%
  Seagram Ltd. (Canada) .......................       2,000           64,625
                                                                 -----------
Communications Equipment--0.2%
  Northern Telecom Ltd. (Canada) ..............         600           53,400
                                                                 -----------
Foods--0.7%
  Unilever NV (Netherlands) ...................       3,300          206,044
                                                                 -----------
Metals Mining--0.1%
  Inco Ltd. (Canada) ..........................       1,100           18,700
                                                                 -----------
Oil (International Integrated)--1.3%
  Royal Dutch Petroleum Co. ADR NY
    Registered (Netherlands) ..................       7,500          406,405
                                                                 -----------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $807,870)..................................       790,612
                                                                 -----------
TOTAL LONG-TERM INVESTMENTS--95.0%
  (Identified cost $28,475,170)...............................    29,306,915
                                                                 -----------


                                       STANDARD
                                       & POOR'S      PAR
                                        RATING      VALUE
                                     (Unaudited)    (000)
                                    -------------  -------
SHORT-TERM OBLIGATIONS--5.7%
Commercial Paper--5.5%
  Goldman Sachs 6.75%, 1/2/98       A-1+            $600            599,888
  Marsh & McLennan Cos., Inc.
    6.20%, 1/5/98 ................. A-1+             695            694,521
  Preferred Receivables Funding
    6.60%, 1/6/98 ................. A-1              400            399,633
                                                                -----------
                                                                  1,694,042
                                                                -----------
Federal Agency Securities--0.2%
  U.S. Treasury Bills 5.06%, 1/29/98 (c) ......      50             49,800
                                                                -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,743,842)..........................         1,743,842
                                                                -----------
TOTAL INVESTMENTS--100.7%
  (Identified cost $30,219,012).........................         31,050,757(a)
  Cash and receivables, less liabilities--(0.7%) .......           (199,385)
                                                                -----------
NET ASSETS--100.0% .....................................        $30,851,372
                                                                ===========


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $2,066,104 and gross depreciation of $1,239,877 for income tax purposes. At December 31, 1997, the aggregate cost of securities for federal income tax purposes was $30,224,530.
(b) Non-income producing.
(c) All or a portion segregated as collateral.


                       See Notes to Financial Statements

                             ENHANCED INDEX SERIES

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997


Assets
Investment securities at value (Identified cost $30,219,012) .....................     $ 31,050,757
Receivables
 Fund shares sold ................................................................          113,662
 Dividends and interest ..........................................................           41,902
 Investment securities sold ......................................................           23,871
                                                                                       ------------
  Total assets ...................................................................       31,230,192
                                                                                       ------------
Liabilities
Payables
 Custodian .......................................................................            1,251
 Investment securities purchased .................................................          346,143
 Variation margin for futures contracts ..........................................              307
 Investment advisory fee .........................................................            3,151
 Trustees' fee ...................................................................            2,880
 Financial agent fee .............................................................            1,480
 Accrued expenses ................................................................           23,608
                                                                                       ------------
  Total liabilities ..............................................................          378,820
                                                                                       ------------
Net Assets .......................................................................     $ 30,851,372
                                                                                       ============
Net Assets Consist of:
 Capital paid in on shares of beneficial interest ................................     $ 29,852,034
 Undistributed net investment income .............................................            9,237
 Accumulated net realized gain ...................................................          158,289
 Net unrealized appreciation .....................................................          831,812
                                                                                       ------------
Net Assets .......................................................................     $ 30,851,372
                                                                                       ============
Shares of beneficial interest outstanding, $1 par value, unlimited authorization .        2,942,318
                                                                                       ============
Net asset value and offering price per share .....................................     $      10.49
                                                                                       ============

STATEMENT OF OPERATIONS
From inception July 15, 1997 to December 31, 1997


Investment Income
 Dividends ...............................................................    $  174,936
 Interest ................................................................        39,297
                                                                              ----------
  Total investment income ................................................       214,233
                                                                              ----------
Expenses
 Investment advisory fee .................................................        47,974
 Financial agent fee .....................................................         6,397
 Custodian ...............................................................        29,248
 Professional ............................................................         9,998
 Trustees ................................................................         9,338
 Printing ................................................................         8,186
 Miscellaneous ...........................................................           725
                                                                              ----------
  Total expenses .........................................................       111,866
  Less expenses borne by investment adviser ..............................       (53,231)
                                                                              ----------
  Net expenses ...........................................................        58,635
                                                                              ----------
Net investment income ....................................................       155,598
                                                                              ----------
Net Realized and Unrealized Gain (Loss) on Investments
 Net realized gain on securities .........................................       248,183
 Net realized gain on futures contracts ..................................        47,858
 Net change in unrealized appreciation (depreciation) on investments .....       831,812
                                                                              ----------
Net gain on investments ..................................................     1,127,853
                                                                              ----------
Net increase in net assets resulting from operations .....................    $1,283,451
                                                                              ==========


                        See Notes to Financial Statements

                             ENHANCED INDEX SERIES

STATEMENT OF CHANGES IN NET ASSETS


                                                                                             From Inception
                                                                                            July 15, 1997 to
                                                                                            December 31, 1997
                                                                                           ------------------
From Operations
 Net investment income ...................................................................    $    155,598
 Net realized gain .......................................................................         296,041
 Net change in unrealized appreciation (depreciation) ....................................         831,812
                                                                                              ------------
 Net increase in net assets resulting from operations ....................................       1,283,451
                                                                                              ------------
From Distributions to Shareholders
 Net investment income ...................................................................        (146,361)
 Net realized gains ......................................................................        (137,752)
                                                                                              ------------
 Decrease in net assets from distributions to shareholders ...............................        (284,113)
                                                                                              ------------
From Share Transactions
 Proceeds from sales of shares (3,153,122 shares) ........................................      31,994,673
 Net asset value of shares issued from reinvestment of distributions (27,107 shares) .....         284,113
 Cost of shares repurchased (237,911 shares) .............................................      (2,426,752)
                                                                                              ------------
 Increase in net assets from share transactions ..........................................      29,852,034
                                                                                              ------------
 Net increase in net assets ..............................................................      30,851,372
Net Assets
 Beginning of period .....................................................................               0
                                                                                              ------------
 End of period (including undistributed net investment income of $9,237) .................    $ 30,851,372
                                                                                              ============


FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                   From Inception
                                                     7/15/97 to
                                                      12/31/97
                                                  ---------------
Net asset value, beginning of period ..........        $ 10.00
Income from investment operations
 Net investment income ........................           0.05(2)
 Net realized and unrealized gain .............           0.54
                                                       --------
  Total from investment operations ............           0.59
                                                       --------
Less distributions
 Dividends from net investment income .........          (0.05)
 Dividends from net realized gains ............          (0.05)
                                                       --------
  Total distributions .........................          (0.10)
                                                       --------
Change in net asset value .....................           0.49
                                                       --------
Net asset value, end of period ................        $ 10.49
                                                       ========
Total return ..................................           5.83%(3)
Ratios/supplemental data:
Net assets, end of period (thousands) .........        $30,851
Ratio to average net assets of:
 Operating expenses ...........................           0.55%(1)
 Net investment income ........................           1.46%(1)
Portfolio turnover rate .......................              9%(3)
Average commission rate paid(4) ...............        $0.0293


(1) Annualized.
(2) Includes reimbursement of operating expenses by investment adviser of $0.02 per share.
(3) Not annualized.
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                       See Notes to Financial Statements

                          THE PHOENIX EDGE SERIES FUND
                         NOTES TO FINANCIAL STATEMENTS
                                December 31, 1997

Note 1--Organization
  The Phoenix Edge Series Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is comprised of the Money Market, Growth, Multi-Sector Fixed Income, Strategic Allocation, International, Balanced, Real Estate Securities ("Real Estate"), Strategic Theme, Aberdeen New Asia, and Research Enhanced Index ("Enhanced Index") Series. The Fund was established as part of the December 8, 1986 reorganization of the Phoenix Home Life Variable Accumulation Account (the Account) from a management investment company to a unit investment trust under the Investment Company Act of 1940. The Fund is organized with Series which are available only to the sub-accounts of the Phoenix Home Life Variable Accumulation Account, the Phoenix Home Life Variable Universal Life Account, the PHL Variable Accumulation Account, the Phoenix Life and Annuity Variable Universal Life Account, and the Phoenix Home Life Separate Accounts B, C, and D.

  Each Series has distinct investment objectives. The Money Market Series seeks to provide maximum current income consistent with capital preservation and liquidity. The Growth Series seeks to achieve intermediate and long-term growth of capital, with income as a secondary consideration. The Multi-Sector Fixed Income Series seeks to provide long-term total return by investing in a diversified portfolio of high yield and high quality fixed income securities. The Strategic Allocation Series seeks to realize as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk by investing in three market segments; stocks, bonds and money market instruments. The International Series seeks as its investment objective a high total return consistent with reasonable risk by investing primarily in an internationally diversified portfolio of equity securities. The Balanced Series seeks to provide reasonable income, long-term growth and conservation of capital. The Real Estate Series seeks to achieve capital appreciation and income with approximately equal emphasis through investments in real estate investment trusts and companies that operate, manage, develop or invest in real estate. The Strategic Theme Series seeks long-term appreciation of capital by investing in securities that the adviser believes are well positioned to benefit from cultural, demographic, regulatory, social or technological changes worldwide. The Aberdeen New Asia Series seeks to provide long-term capital appreciation by investing primarily in diversified equity securities of issuers organized and principally operating in Asia, excluding Japan. The Enhanced Index Series seeks high total return by investing in a broadly diversified portfolio of equity securities of large and medium capitalization companies within market sectors reflected in the Standard & Poor's 500 Composite Stock Price Index.

Note 2--Significant Accounting Policies
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. Security Valuation
  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

  The Money Market Series uses the amortized cost method of security valuation which, in the opinion of the Trustees, represents the fair value of the particular security. The Trustees monitor the deviations between the Series' net asset value per share as determined by using available market quotations and its amortized cost per share. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide fair valuation. The Series attempts to maintain a constant net asset value of $10 per share.

B. Security Transactions and Related Income
  Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. The Fund does not amortize premiums except for the Money Market Series, but does amortize discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. Income Taxes
  Each of the Series is treated as a separate taxable entity. It is the policy of each Series to comply with the requirements of the Internal Revenue Code, applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Series intends to distribute an amount sufficient to avoid imposition of any excise tax under
  Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. Distributions to Shareholders
  Distributions are recorded by each Series on the ex-dividend date and all distributions are reinvested into the Fund. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted

                         THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                               December 31, 1997

  accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. Foreign Currency Translation
  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. Forward Currency Contracts
  Each Series may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by the Series as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Series records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. Futures Contracts
  A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. A Series may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Series is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Series agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margins and are recorded by the Series as unrealized gains or losses. When the contract is closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Series is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

H. Options
  Each Series may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

  Each Series will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

  Each Series may purchase options which are included in the Series' Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

I. Expenses
  Expenses incurred by the Fund with respect to any two or more Series are allocated in proportion to the net assets of each Series, except where allocation of direct expense to each Series or an alternative allocation method can be more fairly made.

J. When-Issued and Delayed Delivery Transactions
  Each Series may engage in when-issued or delayed delivery transactions. The Series record when-issued securities on the trade date and maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

K. Repurchase Agreements
  A repurchase agreement is a transaction where a Series acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Series, through its custodian, takes possession of

                         THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                               December 31, 1997

  securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Series in the event of default by the seller. If the seller defaults and the value of the collateral declines or, if the seller enters insolvency proceedings, realization of collateral may be delayed or limited.

Note 3--Investment Advisory Fees and Related Party Transactions
  As compensation for its advisory services to the Fund, Phoenix Investment Counsel, Inc. ("PIC"), an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL") is entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each separate Series listed below:


                                         Rate for first     Rate for next      Rate for excess
Series                                    $250 million       $250 million     over $500 million
-------------------------------------   ----------------   ---------------   ------------------
  Money Market ......................          0.40%             0.35%               0.30%
  Multi-Sector Fixed Income .........          0.50              0.45                0.40
  Balanced ..........................          0.55              0.50                0.45
  Strategic Allocation ..............          0.60              0.55                0.50
  Growth ............................          0.70              0.65                0.60
  International .....................          0.75              0.70                0.65
  Strategic Theme ...................          0.75              0.70                0.65
  Enhanced Index ....................          0.45              0.45                0.45

  Pursuant to a subadvisory agreement with the Fund, PIC delegates certain investment decisions and research functions with respect to the Enhanced Index Series to J.P. Morgan Investment Management, Inc. ("J.P. Morgan" or "subadvisor") for which it is paid a fee by PIC. In accordance with the subadvisory agreement between the Fund and J.P. Morgan, J.P. Morgan is paid a monthly fee at the annual rate of 0.25% of the average aggregate daily net asset values of the Enhanced Index Series up to $100 million; and 0.20% of such value in excess of $100 million.

  The investment adviser for the Real Estate Series through December 31, 1997, is Phoenix Realty Securities, Inc. ("PRS"). PRS is an indirect, wholly-owned subsidiary of PHL. For its services, PRS is entitled to a fee at an annual rate of 0.75% of the average daily net assets for the first $1 billion. Pursuant to a Sub-Advisory Agreement with the Series, PRS delegates certain investment decisions and research functions to Duff & Phelps Investment Management Co. ("DPIM"), a subsidiary of Phoenix Duff & Phelps, ("PD&P"). PD&P is a majority owned subsidiary of PHL. For its services, DPIM is paid a fee by PRS equal to 0.45% of the average daily net assets of the Real Estate Series for the first $1 billion. Formerly, ABKB/LaSalle Securities Limited Partnership ("ABKB") served as sub-adviser for the Real Estate Series. Effective January 1, 1998, DPIM will serve as the investment adviser for the Real Estate Series.

  Phoenix-Aberdeen International Advisors, LLC ("PAIA") serves as the investment adviser to the Aberdeen New Asia Series. PAIA is a joint venture between PM Holdings, Inc., a direct subsidiary of PHL, and Aberdeen Fund Managers, Inc. ("Aberdeen"), a wholly-owned subsidiary of Aberdeen Trust PLC. PAIA is entitled to a fee, at an annual rate of 1.00% of the average daily net assets of the Aberdeen New Asia Series. Pursuant to Sub-advisory agreements, PAIA delegates certain investment decisions and functions to other entities. PIC receives a fee of 0.30% of the average daily net assets of the Aberdeen New Asia Series from PAIA for providing research and other domestic advisory services, as needed. In addition, PAIA also pays a sub-advisory fee to Aberdeen of 0.40% of the average daily net assets of the Aberdeen New Asia Series for implementing certain portfolio transactions and providing research and other services.

  Each Series (except the International, Real Estate, Strategic Theme, Aberdeen New Asia and Enhanced Index Series) pays a portion or all of its other operating expenses (not including management fee, interest, taxes, brokerage fees and commissions), up to 0.15% of its average net assets. The International, Real Estate, Strategic Theme, Aberdeen New Asia and Enhanced Index Series pay other operating expenses up to 0.40%, 0.25%, 0.25%, 0.25% and 0.10%, respectively, of its average net assets. Expenses above these limits are paid by the Advisers, PIC, PRS, PAIA and/or PHL and/or PHL Variable Insurance Company.

  As Financial Agent to the Fund and to each Series, Phoenix Equity Planning Corporation ("PEPCO"), an indirect majority-owned subsidiary of PHL, receives a fee at an annual rate of 0.06% of the average daily net assets of each Series for bookkeeping, administrative and pricing services.

  At December 31, 1997, PHL and affiliates held shares in the Phoenix Edge Series Fund and/or in the underlying unit investment trusts which had the following aggregate value:


  Growth Series ....................    $ 7,997,177
  Real Estate Series ...............      8,148,788
  Aberdeen New Asia Series .........      1,998,699
  Enhanced Index Series ............     15,783,780

                         THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                               December 31, 1997

Note 4--Purchases and Sales of Securities

  Purchases and sales of securities during the year ended December 31, 1997 (excluding U.S. Government securities, short-term securities, options written and forward currency contracts) aggregated the following:

                                                   Purchases             Sales
                                               -----------------   -----------------
  Growth Series ............................    $3,619,739,680      $3,651,711,268
  Multi-Sector Fixed Income Series .........       173,980,334         126,118,303
  Strategic Allocation Series ..............     1,003,405,070       1,029,003,699
  International Series .....................       328,125,305         314,229,483
  Balanced Series ..........................       297,177,203         293,887,898
  Real Estate Series .......................        37,529,880          15,045,654
  Strategic Theme Series ...................       210,479,187         200,137,869
  Aberdeen New Asia Series .................         6,144,524           3,184,519
  Enhanced Index Series ....................        30,496,809           2,269,834

  There were no purchases or sales of such securities in the Money Market
  Series.

  Purchases and sales of long-term U.S. Government securities during the year ended December 31, 1997 aggregated the following:


                                                  Purchases           Sales
                                               ---------------   ---------------
  Multi-Sector Fixed Income Series .........    $105,010,870      $113,190,039
  Strategic Allocation Series ..............     224,574,984       213,938,456
  Balanced Series ..........................      52,738,999        75,575,712

  There were no purchases or sales of long-term U.S. Government securities in the Money Market, Growth, International, Real Estate, Strategic Theme, Aberdeen New Asia or Enhanced Index Series.

  At December 31, 1997, the Enhanced Index Series had entered into futures contracts as follows:

                                                                              Value of
                                                                Number       Contracts         Market           Net
                                                                  of            when          Value of       Unrealized
Description                                                   Contracts        Opened        Contracts      Appreciation
----------------------------------------------------------   -----------   -------------   -------------   -------------
   Standard & Poor's 500 Index--March, '98 (Long).........       5         $1,223,808      $1,223,875          $67

  Written call option activity for the year ended December 31, 1997 aggregated the following:

                                                     Strategic Allocation Series     Balanced Series     Strategic Theme Series
                                                     --------------------------- ----------------------- ----------------------
                                                         # of         Amount        # of       Amount       # of      Amount
                                                       Options     of Premiums    Options   of Premiums   Options   of Premiums
                                                     ----------- --------------- --------- ------------- --------- ------------
  Options outstanding at December 31, 1996 .........        --    $         --        --     $      --       --     $      --
  Options written ..................................     5,299       1,543,694     1,088       164,786       40        33,879
  Options canceled in closing purchase transactions     (5,149)     (1,503,833)     (210)      (62,250)     (40)      (33,879)
  Options expired ..................................        --              --      (516)      (44,049)      --            --
  Options exercised ................................      (150)        (39,861)     (362)      (58,487)      --            --
                                                        ------    ------------     -----     ---------      ---     ---------
  Options outstanding at December 31, 1997 .........        --    $         --        --     $      --       --     $      --
                                                        ======    ============     =====     =========      ===     =========

Note 5--Forward Currency Contracts

  At December 31, 1997, the International Series had entered into various forward currency contracts which contractually obligate the Series to deliver currencies at specified dates. Open contracts were as follows:

                                                                              Net
                             In                                            Unrealized
      Contracts            Exchange      Settlement                      Appreciation
     to Deliver              For            Date           Value        (Depreciation)
--------------------- ----------------- ------------   -------------   ---------------
DM       23,000,000     US    12,954,462      3/2/98      $12,836,279      $118,183
UK        6,500,000     US    10,703,550      3/2/98       10,661,116        42,434
FL       15,200,000     US     7,594,307      3/2/98        7,526,703        67,604
FF      107,100,000     US    18,024,903      3/2/98       17,854,317       170,586
                                                                           --------
                                                                           $398,807
                                                                           =========

DM  = German Deutschemark
UK  = British Pounds Sterling
FL  = Dutch Florin
FF  = French Franc
US  = U.S. Dollar

                         THE PHOENIX EDGE SERIES FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                               December 31, 1997


Note 6--Credit Risk
  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

Note 7--Loan Agreements
  The Fund may invest in direct debt instruments which are interests in amounts owned by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. For loans which the Fund is a participant, the Fund may not sell its participation in the loan without the lender's prior consent. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

Note 8--Reclassification of Capital Accounts
  In accordance with accounting pronouncements, the Series of the Fund have recorded several reclassifications in the capital accounts. As of December 31, 1997, the Series recorded the following reclassifications to increase (decrease) the accounts listed below:



                                                                               Capital paid
                                          Undistributed       Accumulated      in on shares
                                         net investment      net realized      of beneficial
                                             income         gains/(losses)       interest
                                        ----------------   ----------------   --------------
  Growth ............................     $    (19,655)       $   19,655        $       --
  Multi-Sector Fixed Income .........          187,722           (18,867)         (168,855)
  Health Care (Diversified) .........              1.7           168,855                --
  Strategic Allocation ..............            7,524            (7,524)               --
  International .....................       (1,568,096)        1,568,096                --
  Balanced ..........................           15,200           (15,200)               --
  Aberdeen New Asia .................          (12,179)           12,179                --

Note 9--Capital Loss Carryovers
  At December 31, 1997, the Aberdeen New Asia Series had available for federal income tax purposes unused capital losses of $143,419 expiring in 2005. In addition, the Strategic Theme Series was able to utilize losses deferred in the prior year against current year capital gains in the amount of $396,065.

  Under current tax law, capital losses realized after October 31, 1997 may be deferred and treated as occurring on the first day of the following tax year. For the calendar year ended December 31, 1997 the Growth, International, Strategic Theme, and Aberdeen New Asia Series elected to defer $1,144, $770,654, $1,280,577 and $379,802, respectively, in losses occurring between November 1, 1997 and December 31, 1997. In addition, the Growth and Aberdeen New Asia Series were able to utilize losses deferred in the prior year against current year capital gains in the amount of $613 and $1,755, respectively.


--------------------------------------------------------------------------------
TAX INFORMATION NOTICE (Unaudited)


  For the fiscal year ended December 31, 1997, the following Series distributed long-term capital gains dividends as follows:


  Growth Series ............................    $91,409,290
  Multi-Sector Fixed Income Series .........      1,909,193
  Strategic Allocation Series ..............      1,365,642
  International Series .....................     14,812,671
  Balanced Series ..........................      5,139,202
  Real Estate Series .......................        936,899

                       REPORT OF INDEPENDENT ACCOUNTANTS



Price Waterhouse LLP                         [LOGO]



To the Shareholders and Trustees of
The Phoenix Edge Series Fund


In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Money Market Series, Growth Series, Multi-Sector Fixed Income Series, Strategic Allocation Series (formerly Total Return Series), International Series, Balanced Series, Real Estate Series, Strategic Theme Series, Aberdeen New Asia Series and Enhanced Index Series (constituting the Phoenix Edge Series Fund, hereafter referred to as the "Fund") at December 31, 1997, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP


Boston, Massachusetts
February 19, 1998

THE PHOENIX EDGE SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301


Board of Trustees
C. Duane Blinn
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Philip R. Reynolds
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.


Officers
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
David R. Pepin, Executive Vice President
William J. Newman, Senior Vice President
James D. Wehr, Senior Vice President
Hugh Young, Senior Vice President
David L. Albrycht, Vice President
Curtiss O. Barrows, Vice President
Mary E. Canning, Vice President
Steven L. Colton, Vice President
Timothy Devlin, Vice President
Jeanne H. Dorey, Vice President
John D. Kattar, Vice President
William E. Keen, III, Vice President
David Lui, Vice President
William R. Moyer, Vice President
Scott C. Noble, Vice President
Barbara Rubin, Vice President
Leonard J. Saltiel, Vice President
Julie L. Sapia, Vice President
Michael Schatt, Vice President
Dorothy J. Skaret, Vice President
Piere G. Trinque, Vice President
James Wiess, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary


Investment Advisers
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480


Phoenix Realty Securities, Inc.
(Real Estate Securities Series)
38 Prospect Street
Hartford, Connecticut 06115-0479


Phoenix-Aberdeen International Advisors, LLC
(Aberdeen New Asia Series)
56 Prospect Street
Hartford, Connecticut 06115-0480


Custodians
The Chase Manhattan Bank
1 Chase Manhattan Plaza
Floor 3B
New York, New York 10081


Brown Brothers Harriman & Co.
(Aberdeen New Asia Series and International Series)
40 Water Street
Boston, Massachusetts 02109


State Street Bank and Trust Company
(Real Estate Securities Series and
Research Enhanced Index Series)
P.O. Box 351
Boston, Massachusetts 02101


Transfer Agent
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200


Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110




--------------------------------------------------------------------------------
This report is not authorized for distribution to prospective investors in The Phoenix Edge Series Fund unless preceded or accompanied by an effective Prospectus which includes information concerning the Fund's Record and other pertinent information.
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PHL Variable Insurance Company and
Phoenix Home Life Mutual Insurance Company
101 Munson Street
P.O. Box 810
Greenfield, MA 01302-0810






OL2531A (2/98) (Copyright) 1998 Phoenix Home Life Mutual Insurance Company
700.04
                                      [RECYCLE LOGO] Printed on Recycled Paper.